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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2018

ITEM 1. REPORT(S) TO STOCKHOLDERS.

ALGER

THE ALGER FUNDS

SEMI-ANNUAL REPORT

APRIL 30, 2018 (UNAUDITED)

Table of Contents

The Alger Funds

Shareholders’ Letter	1
Fund Highlights	19
Portfolio Summary	37
Schedules of Investments	39
Statements of Assets and Liabilities	74
Statements of Operations	84
Statements of Changes in Net Assets	89
Financial Highlights	99
Notes to Financial Statements	134
Additional Information	179

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Shareholders’ Letter April 30, 2018

Dear Shareholders,

Corporations Generate Stellar Earnings but Emotions Spark Volatility
After a nearly one-and-a-half-year period during which the S&P 500 Index didn’t experience a single monthly decline, concerns about potential inflation caused the index to tumble
11.84% in late January and early February. We believe investors may have subsequently determined that the decline was excessive when considering the strength of corporate fundamentals and the potential for additional economic growth. The market selloff was therefore short-lived. The combination of strong performance leading up to the January peak and the 4.56% market gain after the market pullback resulted in the S&P 500 Index advancing 3.82% during the six-month reporting period ended April 30, 2018.

Not surprisingly, the market decline, which lasted less than two weeks, prompted pundits to renew their predictions that the ongoing bull market was ending. As evidenced by the positive performance of equities during the reporting period, the renewed predictions were a continuation of pundits being consistently wrong since the end of the Great Recession with negative views, driven by what we believe has been market noise. In this letter, we urge investors to focus on the strength of corporate fundamentals and economic growth. These factors, we believe, can potentially support equity gains in the foreseeable future. We explain why equities still carry potential for generating attractive returns despite concerns that we believe are misguided about the length of the current bull market, potential for inflation, and fears that President Donald Trump’s proposed tariffs could hinder global trade.

Market Overview
News that wages were 2.9% higher in January of 2018 than in January of 2017 strengthened fears of inflation and ushered in market volatility. Some investors may also have believed that market gains, equity valuations, and optimism were excessive relative to corporate fundamentals and the potential benefits of lower taxes resulting from tax reform. Despite those concerns, anticipation of strong first-quarter earnings helped reverse the decline. The recovery in equity prices was further supported by corporations eventually reporting strong earnings growth. Non-U.S. equities followed a similar pattern with the MSCI Emerging
Markets Index gaining 4.94% and the MSCI ACWI ex USA Index advancing 3.73% for the six-month reporting period.

As growth equity investors, we are encouraged by the continuation of the multiyear outperformance of growth stocks. The Russell 1000 Growth Index led with a 5.68% return compared to 1.94% of its value-oriented counterpart during the six-month reporting period.
Growth outperformance also occurred with mid- and small-cap stocks. At the same time, rising interest rates caused investors to continue dumping bond-like equities in favor of growth equities, as illustrated by the Consumer Discretionary and Information Technology
sectors’ outperformance of the overall S&P 500 Index. Sectors such as Real Estate, Utilities, and Consumer Staples that generally consist of companies that offer higher dividend yields but less potential for earnings growth lagged with negative returns. At Alger, we have previously written about the potential for investors to rapidly flee bond-like equities in favor of growth stocks, so this development was no surprise to our firm.

The Importance of Earnings Growth and Innovation
At Alger, our in-depth research has led us to believe that corporate fundamentals are healthy with businesses having strong potential for growing their earnings. Our research also points to the economy being stronger than commonly believed and therefore highly supportive of earnings growth. We have also maintained that earnings growth resulting from lower corporate taxes could be stronger than commonly believed. While some observers have focused on how tax reform has directly boosted earnings by cutting corporate expenses in the form of taxes, we have also assessed the potential for businesses to use their tax savings to increase their investments in growth initiatives. Tax reform is also supporting business spending by allowing full expensing of capital expenditures. Banks’ increased willingness to provide financing to corporations is an additional tailwind for business spending. This increased spending, in turn, is providing opportunities for certain corporations to improve their earnings by offering products and services that can help businesses grow and increase productivity.

Our belief that corporate earnings would be stronger than expected was validated by first-
quarter results. As of the end of the six-month reporting period, 81% of S&P 500 companies had reported first-quarter numbers. Of those, 78% reported positive earnings-per-share
(EPS) surprises and 77% reported positive sales surprises. At that pace, the percentage of positive EPS surprises would be the highest since FactSet Research started tracking earnings in the third quarter of 2008. Among companies that had reported, earnings grew 24.2%
compared to earlier estimates of 17.1%.

We believe that earnings growth drives long-term equity performance. On one hand, companies with strong earnings can reward investors with stock buybacks and dividends.
Companies can also use profits to develop new and disruptive products and services that can capture market share. Perhaps most importantly, earnings also support valuations.

Keeping the Economy in Perspective
Economists and investors frequently focus on monetary policy to gain insight into economic cycles. Optimism often grows as the Federal Reserve cuts the fed funds rate and pessimism spikes when the central bank begins tightening monetary policy. We agree that it is important to understand the relationship of monetary tightening, the economy, and equity performance, but in our view, Fed policy appears to be a long way from sparking a recession or a bear market. Indeed, bull markets have traditionally persisted during fed rate increases and recessions typically haven’t occurred until the real fed funds rate, which is the nominal fed funds rate minus inflation, hits 2% or higher. With the real fed funds rate currently at about 0% and the Federal Reserve expected to raise rates approximately 75 basis points a year, we maintain that monetary policy is unlikely to kill the economic recovery or stifle the equity market in the foreseeable future.1

We believe that bonds are a different matter. During periods of fed funds rate increases, the 10-year Treasury bond has generated an average annual return of -2.7% compared to the average annual return of 6.2% of the S&P 500 Index.2 We also believe that valuations imply that earnings multiples may not suffer as rates rise, with the S&P 500 Index having an EPS yield on April 30 that was approximately 328 bps higher than the yield of the 10-
year Treasury bond. While bonds are susceptible to monetary tightening, we believe the economy is strong and can absorb the impact of fed rate increases.3

Outlook
In past years, economic growth has been driven primarily by consumer spending, but business spending, which is growing at a faster rate than the nation’s gross domestic product, is now playing a more significant role. In our view, business spending is likely to increase in the coming months and provide additional support to the U.S. economy while helping corporations boost productivity and earnings. Other indicators, such as the Conference
Board’s Leading Economic Index (LEI), are encouraging. The LEI typically leads S&P 500
Index earnings by 6 to 18 months, so its record high reading of 109.4 in April suggests that the bull market still has a long runway.

We acknowledge that over the long term, monetary tightening, rising labor costs, and tariffs leading to a potential trade war could be a headwind for equities. We think the best way to address those risks is to invest in highly innovative companies that can disrupt their industries by creating new products and services. During the global financial crisis, for example, U.S. e-commerce and internet advertising spending grew 33% while total U.S.
retail sales increased only 1%. At the same time, we are experiencing unprecedented levels of innovation, with artificial intelligence, cloud computing, internet connectivity, genome sequencing, and novel drug developments allowing leading companies to disrupt their respective industries with new products and business models.

In closing, we urge investors to focus on corporate fundamentals rather than react hastily to what we believe are short-sighted views of market pundits. As an active, research-driven investor, we intend to continue seeking out innovative companies that can grow their earnings and revenues.

Portfolio Matters
Alger Capital Appreciation Fund
The Alger Capital Appreciation Fund returned 6.00% for the fiscal six-month period ended
April 30, 2018, compared to the 5.68% return of the Russell 1000 Growth Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest underweight was Consumer Staples. The Consumer Discretionary and
Health Care sectors provided the greatest contributions to relative performance. Regarding individual positions, Amazon.com, Inc.; Microsoft Corp.; Visa, Inc., Cl. A; Netflix, Inc.; and
UnitedHealth Group, Inc. were the top contributors to performance.

Amazon is well known as a leading U.S. online retailer. Its shares contributed to performance as Amazon has enjoyed strong high unit volume growth, in large part driven by the company continuing to take market share from traditional brick and mortar retailers. Its leadership in the sizable and expanding web hosting industry also supported the performance of Amazon shares.

Detractors from Performance
The Industrials and Consumer Staples sectors were among the sectors that detracted from results. Among individual positions, Broadcom, Inc.; Facebook, Inc., Cl. A; Newell
Brands, Inc.; Equinix, Inc.; and Stanley Black & Decker, Inc. were the top detractors from performance.

Facebook operates the world’s largest social network. Facebook is taking advertising market share from print, radio, and television media because the social network offers brands a robust return on digital advertising spending. Investors have been excited by the growth of both
Instagram, which is Facebook’s video and picture sharing platform, and WhatsApp, which is the company’s texting and voice over internet protocol service. Shares of the company underperformed when some measures of Facebook consumer engagement deteriorated, which suggested user fatigue may be occurring. Facebook also endured a public relations crisis as management tried to contain media and customer fallout about a data breach that led to reservations about the company’s privacy safeguards.

Alger International Growth Fund
The Alger International Growth Fund returned 1.52% for the fiscal six-month period ended
April 30, 2018, compared to the 3.71% return of the MSCI ACWI ex USA Index. As of
March 28, 2018, Gregory Jones, CFA, and Pragna Shere, CFA, who are both Alger Senior
Vice Presidents and Portfolio Managers, assumed portfolio management of the Fund. The
Fund will continue to seek long-term capital appreciation by investing primarily in non-U.S.
equities, but it will now be run as a focused portfolio that typically holds fewer than 50 holdings.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Discretionary and the largest underweight was Telecommunication Services. The Consumer Discretionary and Health
Care sectors provided the greatest contributions to relative performance. An overweighting of Italy and stock selection resulted in the country providing the largest contribution to relative performance. Stock selection also resulted in Japan, Taiwan, and India being among countries that provided the largest contributions to performance.

Open House Co., Ltd.; LVMH Moet Hennessy Louis Vuitton SE; Tencent Holdings Ltd.;
Moncler SpA; and CNOOC Ltd. were the top contributors to performance. Tencent operates the largest Chinese online ecosystem with over 980 million WeChat monthly active users. The users represent over one third of the total time that individuals in mainland China spend online with mobile devices. Performance of Tencent shares benefited late in 2017 from the company reporting that third-quarter revenues increased 61.5% year over year and that gross margins were 48.6%. Tencent’s self-developed mobile game “Honor of Kings”
helped drive a 48% year-over-year increase in online gambling, and online advertising contributed 17% to total revenue, having grown 48% year over year. Tencent has been gradually increasing advertising in WeChat.

Detractors from Performance
Information Technology and Consumer Staples were among the sectors that detracted from results. From a country perspective, Germany was the largest detractor from performance, a result of stock selection and a portfolio overweighting of the country. Stock selection also resulted in Russia, New Zealand, Brazil, and the United Kingdom being among the largest detractors from results.

Sberbank Russia PJSC; a2 Milk Co., Ltd.; Ping An Insurance Group Co., of China, Ltd., Cl.
H; Bayer AG; and Shop Apotheke Europe NV were the top detractors from performance.
A2 Milk produces, markets and sells premium branded nutritional products in targeted global markets. The company’s products contain only A2 beta casein protein rather than both A1 and A2 proteins which are found in conventional milk from cows. The inclusion of only the A2 protein in dairy products improves digestion and addresses the large lactose intolerant population. The stock underperformed in April in response to concerns over increased competition as a result of Nestle’s announcement that it will sell A2 branded products in Asia. Despite Nestle’s entrance into this category, we believe a2 Milk has several significant growth opportunities.

Alger Mid Cap Growth Fund
The Alger Mid Cap Growth Fund returned 3.61% for the fiscal six-month period ended
April 30, 2018, compared to the 5.16% return of the Russell Midcap Growth Index. In
January 2018, Dan Chung, CEO and CIO of Alger, joined Teresa McRoberts, Senior Vice
President, in managing the Fund. In managing his portion of the portfolio, Mr. Chung coordinates and oversees portfolio management allocations among Alger analysts. Portfolio allocations among the investment professionals are rebalanced by Mr. Chung on a recurring basis. Alex Goldman and Chris Walsh, formerly Senior Vice Presidents at Alger, were previously part of the Fund’s portfolio management team and are no longer affiliated with the Fund or with Alger.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Health Care and the largest underweight was Information Technology. The Health Care and Financials sectors provided the greatest contributions to relative performance. Among individual positions, Abiomed, Inc.; Insulet
Corp.; Red Hat, Inc.; Splunk, Inc.; and Match Group, Inc. were the top contributors to performance. Insulet provides a continuous insulin delivery system for people with insulin-
dependent diabetes. Insulet’s proprietary Omnipod Insulin Management System is the only tubeless insulin delivery device available. Insulet also works with global pharmaceutical and biotechnology companies to tailor its Omnipod system for the delivery of subcutaneous drugs across multiple therapeutic areas. Its stock performance benefited from news that
UnitedHealth Group, Inc., which is a managed health care organization with approximately
50 million members, will provide coverage for Omnipod. Only a small portion of the organization’s members currently use the system.

Detractors from Performance
Consumer Discretionary and Industrials were among the sectors that detracted from results. Among individual positions, TESARO, Inc.; Coherent, Inc.; Clovis Oncology,
Inc.; Lumentum Holdings, Inc.; and Universal Display Corp. were the top detractors from results. Universal Display develops and manufactures organic light emitting diode (OLED)
technologies and materials that are used for display screens in computers, smartphones, televisions, and automobiles. The company’s unique positioning has allowed it to capitalize on the growing use of OLED across a broad set of customers in multiple industries. The company provided fiscal year-end revenue guidance that was below expectations, further fueling speculation that growth may be peaking for Apple’s OLED-based iPhone X and that
Apple may not use OLED in its new low-end iPhone model. However, we believe guidance is more a result of timing than structural changes in OLED adoption. In addition, news that Apple may be testing and developing its own device displays by investing in microLED technology further pressured shares, even though this technology is not likely to become commercially viable in the next several years. We therefore believe investors overreacted to this concern.

Alger SMid Cap Focus Fund
The Alger SMid Cap Focus Fund generated an 8.34% return for the fiscal six-month period ended April 30, 2018, compared to the 5.37% return of the Russell 2500 Growth Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest underweight was Materials. The Consumer Discretionary and Industrials sectors provided the greatest contributions to relative performance. Among individual positions, Chegg, Inc.;
Insulet Corp.; XPO Logistics, Inc.; Canada Goose Holdings, Inc.; and BofI Holding, Inc.
were the top contributors to performance. Shares of Insulet performed strongly in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance
The Health Care and Energy sectors were among the sectors that detracted from results.
Regarding individual positions, ACADIA Pharmaceuticals, Inc.; WageWorks, Inc.; Trade
Desk, Inc., Cl. A; Puma Biotechnology, Inc.; and Portola Pharmaceuticals, Inc. were the top detractors from performance. WageWorks is the leading provider and administrator of consumer-directed, tax-advantaged benefit accounts that employers provide to employees.
It offers its services through its software-as-a-service (SaaS) platform. These accounts include health and dependent care, commuter benefits, and other employee programs such as COBRA. Its stock performance weakened in March after the company filed for an SEC extension for releasing quarterly results. In filing the extension, WageWorks said its auditor had not yet completed the audit of its financial statements due primarily to issues such as
“managing change and assessing risk in the areas of non-routine complex transactions.”

Alger Small Cap Growth Fund
The Alger Small Cap Growth Fund returned 7.11% for the fiscal six-month period ended
April 30, 2018, compared to the 5.46% return of the Russell 2000 Growth Index.

During the reporting period, the largest sector weightings were Health Care and Information
Technology. The largest sector overweight was Health Care and the largest underweight was Industrials. The Health Care and Information Technology sectors provided the largest contributions to relative performance. Among individual positions, Abiomed, Inc.; Quidel
Corp.; Insulet Corp.; Inogen, Inc.; and Proofpoint, Inc. were the top contributors to performance. Shares of Insulet performed strongly in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance
The Financials and Industrials sectors were among sectors that detracted from results.

Regarding individual positions, LendingClub Corp.; WageWorks, Inc.; Cognex Corp.;
ACADIA Pharmaceuticals, Inc.; and TESARO, Inc. were the top detractors from results.
Shares of WageWorks underperformed in response to developments described in the Alger
SMid Cap Focus Fund discussion.

Alger Small Cap Focus Fund
The Alger Small Cap Focus Fund returned 12.15% for the fiscal six-month period ended
April 30, 2018, compared to the 5.46% return of the Russell 2000 Growth Index.

Contributors to Performance
During the reporting period, the largest portfolio sector weightings were Health Care and
Information Technology. The largest sector overweight was Health Care. The Fund had no exposure to the Energy, Real Estate, Telecommunication Services, and Utilities sectors.
Among sectors in which the Fund maintained exposure, the largest underweight was
Industrials.

The Health Care and Information Technology sectors provided the largest contributions to relative performance. Among individual positions, Abiomed, Inc.; Quidel Corp.; Insulet
Corp.; Inogen, Inc.; and Paycom Software, Inc. were the top contributors to performance.
Shares of Insulet performed strongly in response to developments described in the Alger
Mid Cap Growth Fund discussion.

Detractors from Performance
The Industrials and Financials sectors were among sectors that detracted from relative performance. Regarding individual positions, WageWorks, Inc.; Universal Display Corp.;
Cognex Corp.; Heska Corp.; and Mercury Systems, Inc. were the top detractors from results.
Shares of WageWorks underperformed in response to developments described in the Alger
SMid Cap Focus Fund discussion.

Alger Health Sciences Fund
The Alger Health Sciences Fund returned 4.72% for the fiscal six-month period ended April
30, 2018, compared to the 1.52% return of the S&P 500 Index and the 3.25% return of the
Russell 3000 Health Care Index.

Contributors to Performance
Abiomed, Inc.; Sarepta Therapeutics, Inc.; UnitedHealth Group, Inc.; Insulet Corp.; and
Bioverativ, Inc. were the top contributors to performance. Shares of Insulet performed strongly in response to developments described in the Alger Mid Cap Growth Fund discussion.

Detractors from Performance
Conversely, TESARO, Inc.; Clovis Oncology, Inc.; Bristol-Myers Squibb Co.; Incyte
Corp.; and Biogen, Inc. were the top detractors from results. Bristol-Myers Squibb is a pharmaceutical company that is developing Opdivo, a first line treatment for lung cancer. It announced top-line clinical data for the product in February, but provided minimal details.
In April, it provided additional encouraging data from the trial, but on the same day of the announcement, Merck disclosed that its competing treatment, Keytruda, had produced even stronger results. Investors became concerned that Opdivo may capture less market share than Keytruda, which hurt the performance of Bristol shares. The results of Keytruda compared to Opdivo also diminished speculation that Bristol could be an acquisition target.
We knew that Keytruda results would be strong, but like Opdivo, full details for the Merck treatment weren’t available until April. Performance of the overall pharmaceutical sector, furthermore, weakened in response to concerns over President Trump’s promise to lower drug pricing. More recently, performance of the sector improved in response to his speech on drug pricing.

Alger Growth & Income Fund
The Alger Growth & Income Fund returned 1.27% for the fiscal six-month period ended
April 30, 2018, compared to the 3.82% return of the S&P 500 Index.

Contributors to Performance
During the reporting period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Financials and the largest underweight was Information Technology. The Financials and Utilities sectors provided the greatest contributions to relative performance. Among individual positions, Boeing Co.; Microsoft
Corp.; Cisco Systems, Inc.; JPMorgan Chase & Co.; and CME Group, Inc., Cl. A were the top contributors to performance. Microsoft, which is famous for developing the world's leading desktop operating system, is transitioning its product offerings to the cloud under the guidance of Chief Executive Officer Satya Nadella. The company has generated strong free cash flow and it has returned cash to shareholders as higher dividends and share repurchases. Those factors supported the strong performance of Microsoft stock during the reporting period.

Detractors from Performance
The Consumer Discretionary and Consumer Staples sectors were among the sectors that detracted from results. Regarding individual positions, General Electric Co.; Broadcom,
Inc.; Comcast Corp., Cl. A; Bristol-Myers Squibb Co.; and Altria Group, Inc. were the top detractors from results. Shares of Bristol-Myers underperformed in response to developments described in the Alger Health Sciences Fund discussion.

Alger 25 Fund
Class P shares of the Alger 25 Fund generated a 4.90% return from the Fund’s December
28, 2017, inception date to April 30, 2018. During the same time period, the S&P 500 Index declined 0.89%.

Contributors to Performance
For the reporting period, the Fund’s largest sector weightings were Information Technology,
Financials, and Consumer Discretionary. The Information Technology sector was the largest sector overweighting. The Fund had no exposure to Consumer Staples, Energy,
Telecommunication Services, and Utilities. The Consumer Discretionary and Information
Technology sectors provided the largest contributions to relative performance. Regarding individual holdings, Amazon.com, Inc.; Red Hat, Inc.; Salesforce.com, Inc.; Adobe Systems,
Inc.; and Visa, Inc., Cl. A were the top contributors to performance. Shares of Amazon outperformed in response to developments described in the Alger Capital Appreciation
Fund discussion.

Detractors from Performance
The Materials and Real Estate sectors detracted from performance. Regarding individual positions, Equinix, Inc.; Broadcom, Inc.; WABCO Holdings, Inc.; Vulcan Materials Co.; and
Universal Display Corp. were the top detractors from results. Shares of Universal Display underperformed in response to developments described in the Alger Mid Cap Growth
Fund discussion.

Alger 35 Fund
Class P shares of the Alger 35 Fund generated a 1.10% return from the Fund’s March 29,
2018, inception date to April 30, 2018. During the same time period, the S&P 500 Index generated a 0.38% return.

Contributors to Performance
For the reporting period, Information Technology, Consumer Discretionary, and
Health Care were the largest sector weightings. Information Technology and Consumer
Discretionary were the largest sector overweightings. The Fund had no exposure to the
Consumer Staples, Telecommunication Services, Materials, Utilities, and Energy sectors. The
Consumer Discretionary and Consumer Staples sectors provided the greatest contributions to relative performance. Regarding individual holdings, Amazon.com, Inc.; Visa, Inc., Cl. A;
Intuitive Surgical, Inc.; Moncler SpA; and Red Hat, Inc. were among the top contributors to performance. Shares of Amazon outperformed in response to developments described in the Alger Capital Appreciation Fund discussion.

Detractors from Performance
From a sector perspective the Fund’s lack of Energy holdings and the performance of
Financials positions were the largest detractors from relative performance. Regarding individual holdings, Universal Display Corp.; Altaba, Inc.; MarketAxess Holdings, Inc.;
Applied Materials, Inc.; and Crown Castle International Corp. were the top detractors from results. Shares of Universal Display underperformed in response to developments described in the Alger Mid Cap Growth Fund discussion.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________
1 Dan Chung and Brad Neuman, Capital Markets: Observations and Insights: Party Without the Punch? Fred Alger Management,
Spring 2018.
2 Ibid.
3 Ibid.
Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Fund performance returns for the Alger 25 Fund and the Alger 35 Fund represent performance of Class P shares from each Fund’s inception date until April 30.
Performance of other Funds discussed above represents the six-month period return of
Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2018. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the six-month fiscal period.

Risk Disclosures
Alger Capital Appreciation Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger International Growth Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. There may be a significant portion of assets invested in securities of companies conducting business in a related group of industries within a sector, and may be more vulnerable to unfavorable developments in that sector than a more diversified portfolio. Under normal circumstances, investments will be in a limited number of holdings, and therefore, performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than investments utilizing a higher number of holdings.

Alger Mid Cap Growth Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger SMid Cap Focus Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio.
Many technology companies have limited operating histories and prices of these companies’
securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.
Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Health Sciences Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. A private placement is an offering of a company’s securities not registered with the SEC and not offered to the public. Less information may be available or disclosed about such companies than about publicly offered companies. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid and may require holding such positions for longer periods. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Growth & Income Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Companies may cut or fail to declare dividends due to market downturns or other reasons. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involves the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.

Alger 25 Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-
diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings.

Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger 35 Fund
Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. Because the Manager is partially compensated according to the Fund’s performance relative to an index, the Manager may have an incentive to invest in riskier securities in order to receive the maximum performance adjustment to its management fee.

For a more detailed discussion of the risks associated with a fund, please see the Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• S&P 500 Index: An index of large company stocks considered representative of the U.S. stock market.
• Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.
• Russell 1000 Value Index: An index that measures the performance of those
Russell 1000 companies with lower price/book ratios and lower forecasted growth values.
• Morgan Stanley Capital International (MSCI) All Country World Index
(ACWI) ex USA is an unmanaged, market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.
• MSCI Emerging Markets Index: A free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets.
• Russell 3000 Health Care Index: An index that measures of the performance of the Health Care sector within the Russell 3000 Index.
• Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.
• Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.
• Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.
• The Conference Board’s Leading Economic Index is based on a variety of economic data and is part of the Conference Board’s analytic system that seeks to signal peaks and troughs in the business cycle.
• FactSet Research Systems provides data and research for investment manag-
ers, hedge funds, investment bankers and other financial professionals.

FUND PERFORMANCE AS OF 3/31/18 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class A (Inception 12/31/96)	14.96%	13.70%	10.41%	9.36%
Alger Capital Appreciation Class B (Inception 11/1/93)	15.47%	13.81%	10.27%	9.33%
Alger Capital Appreciation Class C (Inception 7/31/97)*,†	19.42%	14.08%	10.17%	9.16%
Alger Capital Appreciation Class Z (Inception 12/29/10)	21.67%	15.32%	n/a	14.16%

Alger International Growth Class A (Inception 12/31/96)	12.46%	4.89%	3.97%	5.40%
Alger International Growth Class B (Inception 11/11/86)	12.85%	4.96%	3.96%	5.37%
Alger International Growth Class C (Inception 7/31/97) *,†	16.75%	5.21%	3.73%	5.20%
Alger International Growth Class I (Inception 5/31/13)	18.81%	n/a	n/a	6.06%
Alger International Growth Class Z (Inception 12/29/10)	19.16%	6.50%	n/a	6.77%

Alger Mid Cap Growth Class A (Inception 12/31/96)	13.12%	10.20%	5.76%	8.46%
Alger Mid Cap Growth Class B (Inception 5/24/93)	13.46%	10.34%	5.70%	8.42%
Alger Mid Cap Growth Class C (Inception 7/31/97) *,†	17.33%	10.48%	5.44%	7.86%
Alger Mid Cap Growth Class Z (Inception 5/28/15)	19.60%	n/a	n/a	6.88%

Alger SMid Cap Focus Class A (Inception 5/8/02)	25.14%	11.16%	8.42%	9.00%
Alger SMid Cap Focus Class C (Inception 5/8/02)	30.05%	11.48%	8.15%	8.75%
Alger SMid Cap Focus Class I (Inception 8/5/07)	32.02%	12.34%	9.06%	9.42%
Alger SMid Cap Focus Class Y (Inception 8/31/17) *	n/a	n/a	n/a	16.36%
Alger SMid Cap Focus Class Z (Inception 12/29/10)	32.53%	12.72%	n/a	11.52%

Alger Small Cap Growth Class A (Inception 12/31/96)	16.67%	8.94%	8.18%	4.93%
Alger Small Cap Growth Class B (Inception 11/11/86)	17.20%	9.02%	8.20%	4.91%
Alger Small Cap Growth Class C (Inception 7/31/97)*,†	21.34%	9.24%	7.83%	4.75%
Alger Small Cap Growth Class Z (Inception 12/29/10)	23.65%	10.51%	n/a	10.02%

Alger Small Cap Focus Class A (Inception 3/3/08)	20.84%	12.58%	9.54%	9.34%
Alger Small Cap Focus Class C (Inception 3/3/08)	25.51%	13.01%	9.33%	9.13%
Alger Small Cap Focus Class I (Inception 3/3/08)	27.50%	13.97%	10.33%	10.11%
Alger Small Cap Focus Class Y (Inception 2/28/17)	27.95%	n/a	n/a	27.83%
Alger Small Cap Focus Class Z (Inception 12/29/10)	27.95%	14.29%	n/a	12.59%

Alger Health Sciences Fund Class A (Inception 5/1/02)	15.39%	14.51%	11.49%	11.94%
Alger Health Sciences Fund Class C (Inception 5/1/02)	19.84%	14.88%	11.23%	11.68%
Alger Health Sciences Fund Class Z (Inception 5/28/15)	22.27%	n/a	n/a	7.52%

Alger Growth & Income Class A (Inception 12/31/96)	5.39%	10.32%	8.33%	8.05%
Alger Growth & Income Class C (Inception 7/31/97) *,†	9.38%	10.68%	8.11%	7.85%
Alger Growth & Income Class Z (Inception 3/1/12)	11.56%	11.81%	n/a	12.23%

Alger 25 Fund (Inception 12/28/17)	n/a	n/a	n/a	3.60%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

Beginning August 7, 2015, Alger Small Cap Focus Fund (formerly Alger Growth
Opportunities Fund) changed its investment strategy to normally invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index.

Beginning May 31, 2013, Alger International Growth Fund (formerly Alger Large Cap
Growth Fund) changed its investment strategy to include securities of foreign companies of any market capitalization; its previous investment strategy considered securities of United

States companies with a market capitalization equal to or greater than the companies in the
Russell 1000 Growth Index.

Beginning April 1, 2011, Alger Growth & Income Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends.
Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation.

Beginning March 1, 2018, Alger International Growth Fund changed its portfolio managers.

* Historical performance prior to the inception of the Class, is that of the Fund’s Class A shares, which has been adjusted to remove the sales charge imposed by Class A shares and adding the higher operating expenses of the Class C shares.
† Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to July 31, 1997, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of the Class C shares.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index
(unmanaged index of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Capital
Appreciation Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends and capital gains. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER CAPITAL APPRECIATION FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	13.55%	13.93%	9.91%	9.40%
Class B (Inception 11/1/93)	13.99%	14.03%	9.77%	9.37%
Class C (Inception 7/31/97)*	18.01%	14.31%	9.65%	9.19%
Russell 1000 Growth Index	18.96%	15.13%	10.81%	7.85%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	20.27%	15.55%	n/a	14.22%
Russell 1000 Growth Index	18.96%	15.13%	n/a	14.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger International
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the MSCI AC WORLD INDEX ex
USA (unmanaged index of common stocks) for the ten years ended April 30, 2018. Beginning May 31, 2013 Alger
International Growth Fund changed its investment strategy to include securities of foreign companies of any market capitalization. Effective March 1, 2018, the Fund changed its portfolio managers. Previously, under the name
“Alger Large Cap Growth Fund”, its investment strategy considered securities of United States companies with a market capitalization equal to or greater than the companies in the Russell 1000 Growth Index. Figures for the
Alger International Growth Fund Class A shares and the index include reinvestment of dividends and capital gains.
Performance for the Alger International Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER INTERNATIONAL GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	9.50%	4.69%	3.38%	5.38%
Class B (Inception 11/11/86)	9.73%	4.76%	3.38%	5.35%
Class C (Inception 7/31/97)*	13.65%	5.02%	3.14%	5.18%
MSCI AC WORLD INDEX ex USA	16.45%	5.93%	2.73%	5.87%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	15.72%	n/a	n/a	5.95%
MSCI AC WORLD INDEX ex USA	16.45%	n/a	n/a	6.53%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	16.03%	6.30%	n/a	6.69%
MSCI AC WORLD INDEX ex USA	16.45%	5.93%	n/a	5.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class B and C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index
(an unmanaged index of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Mid Cap
Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends and capital gains.
Performance for the Alger Mid Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	10.67%	9.96%	5.17%	8.40%
Class B (Inception 5/24/93)	10.98%	10.08%	5.10%	8.36%
Class C (Inception 7/31/97)*	14.83%	10.26%	4.85%	7.80%
Russell Midcap Growth Index	16.87%	12.76%	9.74%	8.90%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	17.10%	n/a	n/a	6.52%
Russell Midcap Growth Index	16.87%	n/a	n/a	8.67%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMID CAP FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid
Cap Focus Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Effective March 1, 2017, Weatherbie
Capital, LLC, a wholly-owned subsidiary of Alger Associates, Inc., the parent company of Fred Alger Management,
Inc., began acting as sub-advisor to the Alger SMid Cap Focus Fund. Figures for the Alger SMid Cap
Focus Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends and capital gains.
Performance for the Alger SMid Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMID CAP FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/8/2002
Class A (Inception 5/8/02)	22.42%	11.06%	7.93%	8.94%
Class C (Inception 5/8/02)	27.34%	11.38%	7.67%	8.69%
Class I (Inception 8/5/07)*	29.18%	12.23%	8.57%	9.36%
Russell 2500 Growth Index	17.10%	13.15%	10.46%	9.61%

				Since
	1 YEAR	5 YEARS	10 YEARS	8/31/2017
Class Y (Inception 8/31/17)	n/a	n/a	n/a	16.27%
Russell 2500 Growth Index	n/a	n/a	n/a	14.05%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	29.62%	12.62%	n/a	11.36%
Russell 2500 Growth Index	17.10%	13.15%	n/a	12.49%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Historical performance prior to August 5, 2007, inception of the class, is that of the Fund's Class A shares, which has been reduced to remove the sales charge imposed by Class A shares.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Small Cap
Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends and capital gains. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP GROWTH FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	17.00%	9.63%	7.88%	4.99%
Class B (Inception 11/11/86)	17.49%	9.70%	7.88%	4.97%
Class C (Inception 7/31/97)*	21.64%	9.93%	7.50%	4.81%
Russell 2000 Growth Index	16.60%	13.07%	10.41%	7.02%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	23.89%	11.19%	n/a	10.13%
Russell 2000 Growth Index	16.60%	13.07%	n/a	11.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C and B returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Focus Fund Class A shares, with an initial 5.25% maximum sales charge, the Russell 2000 Growth (unmanaged indices of common stocks) for the ten years ended April 30, 2018. Prior to August 7, 2015, the Fund followed different investment strategies under the name “Alger Growth Opportunities Fund” and prior to February 12, 2015 was managed by a different portfolio manager. Accordingly, performance prior to those dates does not reflect the
Fund’s current investment strategies and investment personnel. Figures for the Alger Small Cap Focus Fund Class
A shares, the Russell 2000 Growth Index include reinvestment of dividends and capital gains. Performance for the
Alger Small Cap Focus Fund Class C, Class I, Class Y and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER SMALL CAP FOCUS FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/3/2008
Class A (Inception 3/3/08)	23.04%	13.27%	9.29%	9.55%
Class C (Inception 3/3/08)	27.78%	13.70%	9.10%	9.33%
Class I (Inception 3/3/08)	29.68%	14.63%	10.08%	10.32%
Russell 2000 Growth Index	16.60%	13.07%	10.41%	10.75%

				Since
	1 YEAR	5 YEARS	10 YEARS	2/28/2017
Class Y (Inception 2/28/17)	30.19%	n/a	n/a	28.60%
Russell 2000 Growth Index	16.60%	n/a	n/a	17.04%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/29/2010
Class Z (Inception 12/29/10)	30.19%	14.95%	n/a	12.86%
Russell 2000 Growth Index	16.60%	13.07%	n/a	11.97%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health
Sciences Fund Class A shares, with a maximum sales charge of 5.25%, the S&P 500 Index and the Russel 3000
Health Care Index (an unmanaged indices of common stocks) for the ten years ended April 30, 2018. Figures for the Alger Health Sciences Fund Class A shares, the S&P 500 Index and the Russel 3000 Health Care Index include reinvestment of dividends and capital gains. Performance for the Alger Health Sciences Fund Class C and Class Z
shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.
Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER HEALTH SCIENCES FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	5/1/2002
Class A (Inception 5/1/02)	12.79%	14.38%	11.33%	11.94%
Class C (Inception 5/1/02)	17.10%	14.73%	11.08%	11.68%
S&P 500 Index	13.27%	12.96%	9.02%	7.90%
Russell 3000 Health Care Index	12.09%	14.05%	12.80%	8.95%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/28/2015
Class Z (Inception 5/28/15)	19.50%	n/a	n/a	7.66%
S&P 500 Index	13.27%	n/a	n/a	10.13%
Russell 3000 Health Care Index	12.09%	n/a	n/a	4.99%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2018 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth
& Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2018. Beginning April 1, 2011, Alger Growth & Income
Fund changed its investment strategy to focus on securities that offer opportunities for capital appreciation as well as pay dividends. Previously, under the name “Alger Balanced Fund”, its investment strategy focused on securities, including fixed-income, with an emphasis on income-producing and a potential for capital appreciation. Figures for the Alger Growth & Income Fund Class A shares, and the S&P 500 Index include reinvestment of dividends and capital gains. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GROWTH & INCOME FUND
Fund Highlights Through April 30, 2018 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1YEAR	5 YEARS	10 YEARS	12/31/1996
Class A (Inception 12/31/96)	3.40%	9.71%	7.94%	7.99%
Class C (Inception 7/31/97)*	7.29%	10.06%	7.70%	7.79%
S&P 500 Index	13.27%	12.96%	9.02%	8.16%

				Since
	1 YEAR	5 YEARS	10 YEARS	3/1/2012
Class Z (Inception 3/1/12)	9.50%	11.19%	n/a	11.97%
S&P 500 Index	13.27%	12.96%	n/a	13.59%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Prior to April 1, 2011, the Fund followed a different investment objective and different strategies under the name “Alger Balanced Fund”.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated since the inception of the Class A shares.  Historical performance prior to July 31,
1997, inception of the class, is that of the Fund's Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER 25 FUND
Fund Highlights Through April 30, 2018 (Unaudited)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	12/28/2017
Class P (Inception 12/28/17)	n/a	n/a	n/a	4.90%
S&P 500 Index	n/a	n/a	n/a	-0.89%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER 35 FUND
Fund Highlights Through April 30, 2018 (Unaudited)

PERFORMANCE COMPARISON AS OF 04/30/18
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	3/29/2018
Class P (Inception 3/29/18)	n/a	n/a	n/a	1.10%
S&P 500 Index	n/a	n/a	n/a	0.38%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The table above does not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

PORTFOLIO SUMMARY†
April 30, 2018 (Unaudited)

	Alger Capital	Alger Mid Cap Growth	Alger SMid Cap Focus	Alger Small Cap Growth
SECTORS	Appreciation Fund	Fund	Fund	Fund
Consumer Discretionary	16.3%	14.8%	15.9%	7.3%
Consumer Staples	0.8	1.4	0.0	1.1
Energy	1.2	1.2	1.4	1.4
Financials	6.8	5.6	7.7	3.5
Health Care	12.8	22.4	18.0	42.2
Industrials	8.0	12.3	15.8	5.6
Information Technology	43.2	32.5	31.2	35.1
Materials	3.2	4.5	0.5	1.9
Real Estate	2.4	2.1	5.2	0.8
Short-Term Investments and
Net Other Assets	5.3	3.2	4.3	1.1
	100.0%	100.0%	100.0%	100.0%

	Alger Small Cap Focus	Alger Health Sciences	Alger Growth & Income
SECTORS	Fund	Fund	Fund	Alger 25 Fund
Consumer Discretionary	4.6%	0.0%	13.0%	11.9%
Consumer Staples	0.0	0.0	8.4	0.0
Energy	0.0	0.0	6.0	0.0
Financials	2.7	0.0	15.7	14.2
Health Care	47.0	97.3	14.6	4.7
Industrials	7.6	0.0	9.5	6.9
Information Technology	33.5	0.0	22.8	53.4
Materials	1.5	0.0	1.9	3.3
Real Estate	0.0	0.0	2.9	3.8
Telecommunication Services	0.0	0.0	2.8	0.0
Utilities	0.0	0.0	0.7	0.0
Short-Term Investments and
Net Other Assets	3.1	2.7	1.7	1.8
	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger 35 Fund
Consumer Discretionary	15.2%
Financials	8.8
Health Care	13.9
Industrials	7.0
Information Technology	46.7
Real Estate	3.6
Short-Term Investments and
Net Other Assets	4.8
	100.0%

PORTFOLIO SUMMARY†
April 30, 2018 (Unaudited) (Continued)

Alger International
COUNTRY	Growth Fund
Argentina	1.8%
Australia	2.1
Brazil	4.7
Canada	2.0
China	8.1
France	13.8
Germany	1.2
Hong Kong	3.4
India	5.8
Ireland	1.8
Italy	10.2
Japan	15.9
New Zealand	2.1
Peru	2.4
Russia	1.3
Singapore	2.8
South Korea	2.7
Spain	2.2
Sweden	2.5
Switzerland	5.3
United Kingdom	3.7
Cash and Net Other Assets	4.2
100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—91.6%	SHARES	VALUE
AEROSPACE & DEFENSE—2.1%
General Dynamics Corp.	42,348	$8,525,076
The Boeing Co.	110,032	36,702,274
United Technologies Corp.	122,058	14,665,268
		59,892,618
AIR FREIGHT & LOGISTICS—0.2%
FedEx Corp.	28,384	7,016,525
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
adidas AG	20,414	5,017,554
PVH Corp.	102,042	16,293,046
		21,310,600
APPLICATION SOFTWARE—6.0%
Adobe Systems, Inc. *	180,144	39,919,910
Autodesk, Inc. *	276,333	34,790,325
salesforce. com, Inc. *	793,616	96,019,600
		170,729,835
ASSET MANAGEMENT & CUSTODY BANKS—0.3%
BlackRock, Inc. , Cl. A	13,462	7,020,433
WisdomTree Investments, Inc.	85,991	908,925
		7,929,358
AUTO PARTS & EQUIPMENT—0.3%
Aptiv PLC.	91,421	7,732,388
BIOTECHNOLOGY—3.7%
AbbVie, Inc.	211,415	20,412,118
BioMarin Pharmaceutical, Inc. *	142,410	11,892,659
Celgene Corp. *	90,657	7,896,225
Exact Sciences Corp. *	179,726	8,988,097
Sarepta Therapeutics, Inc. *	210,213	16,051,865
Vertex Pharmaceuticals, Inc. *	260,193	39,851,160
		105,092,124
CABLE & SATELLITE—0.7%
Charter Communications, Inc. , Cl. A*	27,431	7,441,756
Comcast Corp. , Cl. A	371,903	11,674,035
		19,115,791
COMMUNICATIONS EQUIPMENT—0.3%
Palo Alto Networks, Inc. *	42,685	8,217,289
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.3%
Caterpillar, Inc.	59,070	8,527,345
CONSTRUCTION MATERIALS—1.0%
Vulcan Materials Co.	268,607	30,000,716
DATA PROCESSING & OUTSOURCED SERVICES—4.9%
Visa, Inc. , Cl. A	1,107,370	140,503,106
DIVERSIFIED BANKS—2.4%
Bank of America Corp.	1,619,391	48,452,179
Citigroup, Inc.	91,632	6,255,717

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.6% (CONT. )	SHARES	VALUE
DIVERSIFIED BANKS—2.4% (CONT. )
JPMorgan Chase & Co.	117,899	$12,825,053
		67,532,949
DIVERSIFIED CHEMICALS—0.3%
DowDuPont, Inc.	156,617	9,904,459
DIVERSIFIED SUPPORT SERVICES—0.5%
Cintas Corp.	85,309	14,528,123
FINANCIAL EXCHANGES & DATA—2.7%
Intercontinental Exchange, Inc.	643,330	46,615,692
S&P Global, Inc.	161,044	30,372,898
		76,988,590
HEALTH CARE EQUIPMENT—4.2%
ABIOMED, Inc. *	19,692	5,926,308
Boston Scientific Corp. *	909,345	26,116,389
Danaher Corp.	380,145	38,136,146
Intuitive Surgical, Inc. *	24,062	10,606,048
Medtronic PLC.	232,003	18,590,400
Zimmer Biomet Holdings, Inc.	187,719	21,619,597
		120,994,888
HOME ENTERTAINMENT SOFTWARE—0.4%
Electronic Arts, Inc. *	96,350	11,367,373
HOME IMPROVEMENT RETAIL—2.6%
The Home Depot, Inc.	396,887	73,344,718
HOTELS RESORTS & CRUISE LINES—0.5%
Norwegian Cruise Line Holdings Ltd. *	256,703	13,725,909
HYPERMARKETS & SUPER CENTERS—0.2%
Walmart, Inc.	59,909	5,299,550
INDUSTRIAL CONGLOMERATES—2.3%
Honeywell International, Inc.	460,310	66,597,651
INDUSTRIAL GASES—1.0%
Air Products & Chemicals, Inc.	179,548	29,138,845
INDUSTRIAL MACHINERY—1.0%
Stanley Black & Decker, Inc.	205,841	29,145,027
INTERNET & DIRECT MARKETING RETAIL—9.9%
Amazon. com, Inc. *	167,510	262,342,436
Netflix, Inc. *	72,395	22,620,542
		284,962,978
INTERNET SOFTWARE & SERVICES—12.2%
Alibaba Group Holding Ltd. #*	324,274	57,895,880
Alphabet, Inc. , Cl. C*	123,352	125,489,691
Altaba, Inc. *	524,066	36,726,545
Facebook, Inc. , Cl. A*	740,555	127,375,460
Palantir Technologies, Inc. , Cl. A*,@,(a)	153,282	881,371
Tencent Holdings Ltd.	29,572	1,453,846
		349,822,793

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.6% (CONT. )	SHARES	VALUE
INVESTMENT BANKING & BROKERAGE—0.7%
Morgan Stanley	411,267	$21,229,603
IT CONSULTING & OTHER SERVICES—0.6%
Cognizant Technology Solutions Corp. , Cl. A	199,131	16,292,898
LEISURE FACILITIES—0.7%
Vail Resorts, Inc.	87,365	20,033,668
LIFE SCIENCES TOOLS & SERVICES—0.7%
Illumina, Inc. *	78,274	18,858,555
MANAGED HEALTH CARE—3.8%
UnitedHealth Group, Inc.	460,102	108,768,113
OIL & GAS EQUIPMENT & SERVICES—0.4%
Halliburton Co.	213,090	11,291,639
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Pioneer Natural Resources Co.	120,490	24,284,760
PAPER PACKAGING—0.2%
International Paper Co.	88,877	4,582,498
PHARMACEUTICALS—0.3%
Allergan PLC.	34,263	5,264,510
Bristol-Myers Squibb Co.	85,588	4,461,702
		9,726,212
PROPERTY & CASUALTY INSURANCE—0.2%
The Progressive Corp.	118,758	7,159,920
RAILROADS—1.4%
Union Pacific Corp.	297,845	39,801,027
RESTAURANTS—0.9%
McDonald's Corp.	150,398	25,182,641
SEMICONDUCTOR EQUIPMENT—1.5%
Applied Materials, Inc.	706,369	35,085,348
Lam Research Corp.	43,267	8,006,991
		43,092,339
SEMICONDUCTORS—4.0%
Broadcom, Inc.	269,555	61,841,308
Cavium, Inc. *	89,285	6,697,268
Marvell Technology Group Ltd.	265,136	5,318,628
Microchip Technology, Inc.	174,682	14,613,896
Micron Technology, Inc. *	186,785	8,588,375
NVIDIA Corp.	84,379	18,976,837
		116,036,312
SPECIALTY CHEMICALS—0.7%
The Sherwin-Williams Co.	54,509	20,040,779
SYSTEMS SOFTWARE—10.0%
Microsoft Corp.	2,472,292	231,208,748
Red Hat, Inc. *	230,922	37,654,141
ServiceNow, Inc. *	63,461	10,543,411
Smartsheet, Inc. , Cl. A*	23,087	445,579

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.6% (CONT. )	SHARES	VALUE
SYSTEMS SOFTWARE—10.0% (CONT. )
VMware, Inc. , Cl. A*	55,209	$7,357,151
		287,209,030
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.2%
Apple, Inc.	560,626	92,649,053
TOBACCO—0.6%
Philip Morris International, Inc.	213,003	17,466,246
TRADING COMPANIES & DISTRIBUTORS—0.2%
United Rentals, Inc. *	34,892	5,233,800
TOTAL COMMON STOCKS
(Cost $1,878,642,539)		2,628,360,641
PREFERRED STOCKS—0.2%	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—0.1%
Palantir Technologies, Inc. , Cl. B*,@,(a)	625,130	3,594,498
Palantir Technologies, Inc. , Cl. D*,@,(a)	81,445	468,309
		4,062,807
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	76,682	2,055,844
TOTAL PREFERRED STOCKS
(Cost $7,149,501)		6,118,651
MASTER LIMITED PARTNERSHIP—0.5%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
The Blackstone Group LP.	493,891	15,285,926
(Cost $13,428,380)		15,285,926
REAL ESTATE INVESTMENT TRUST—2.4%	SHARES	VALUE
SPECIALIZED—2.4%
Equinix, Inc.	81,310	34,214,435
SBA Communications Corp. , Cl. A*	206,874	33,147,421
		67,361,856
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $68,432,447)		67,361,856
Total Investments
(Cost $1,967,652,867)	94.7%	$2,717,127,074
Unaffiliated Securities (Cost $1,967,652,867)		2,717,127,074
Other Assets in Excess of Liabilities	5.3%	152,317,084
NET ASSETS	100.0%	$2,869,444,158

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
* Non-income producing security.

THE ALGER FUNDS | ALGER CAPITAL APPRECIATION FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	$2,483,730	0.14%	$2,055,844	0.07%
Palantir Technologies, Inc. , Cl. A	10/07/14	997,406	0.05%	881,371	0.03%
Palantir Technologies, Inc. , Cl. B	10/07/14	4,128,004	0.22%	3,594,498	0.12%
Palantir Technologies, Inc. , Cl. D	10/14/14	537,767	0.03%	468,309	0.02%
Total				$7,000,022	0.24%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—95.8%	SHARES	VALUE
ARGENTINA—1.8%
DIVERSIFIED BANKS—1.8%
Grupo Financiero Galicia SA#	49,013	$3,132,911
(Cost $3,229,648)
AUSTRALIA—2.1%
CASINOS & GAMING—2.1%
Aristocrat Leisure Ltd.	174,237	3,495,295
(Cost $3,353,277)
BRAZIL—4.7%
DIVERSIFIED BANKS—1.9%
Itau Unibanco Holding SA#	217,249	3,156,628
FOOTWEAR—1.3%
Arezzo Industria e Comercio SA	149,208	2,256,520
HEALTH CARE SERVICES—1.5%
Fleury SA	331,751	2,472,602
TOTAL BRAZIL
(Cost $8,285,922)		7,885,750
CANADA—2.0%
GENERAL MERCHANDISE STORES—2.0%
Dollarama, Inc.	28,594	3,291,940
(Cost $3,420,131)
CHINA—8.1%
INTERNET SOFTWARE & SERVICES—2.2%
Alibaba Group Holding Ltd. #*	21,275	3,798,439
LIFE & HEALTH INSURANCE—2.3%
Ping An Insurance Group Co. , of China Ltd. , Cl. H	391,778	3,828,219
OIL & GAS EXPLORATION & PRODUCTION—3.6%
CNOOC Ltd.	3,577,020	6,051,294
TOTAL CHINA
(Cost $13,297,940)		13,677,952
FRANCE—13.8%
APPAREL ACCESSORIES & LUXURY GOODS—2.9%
LVMH Moet Hennessy Louis Vuitton SE	14,045	4,888,235
DISTILLERS & VINTNERS—2.0%
Remy Cointreau SA	24,356	3,355,883
HOME ENTERTAINMENT SOFTWARE—2.5%
Ubisoft Entertainment SA*	43,344	4,141,777
LIFE SCIENCES TOOLS & SERVICES—3.1%
Eurofins Scientific SE	9,711	5,238,521
PHARMACEUTICALS—1.8%
Ipsen SA	18,837	3,049,337
RESEARCH & CONSULTING SERVICES—1.5%
Teleperformance	15,957	2,564,540
TOTAL FRANCE
(Cost $22,131,773)		23,238,293

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
GERMANY—1.2%
FOOTWEAR—1.2%
Puma SE	4,255	$2,072,023
(Cost $2,086,360)
HONG KONG—3.4%
LIFE & HEALTH INSURANCE—3.4%
AIA Group Ltd.	654,752	5,851,650
(Cost $5,251,331)
INDIA—5.8%
DIVERSIFIED BANKS—3.0%
HDFC Bank Ltd.	168,251	5,073,659
HOUSEHOLD PRODUCTS—2.8%
Hindustan Unilever Ltd.	210,656	4,745,052
TOTAL INDIA
(Cost $8,997,928)		9,818,711
IRELAND—1.8%
PACKAGED FOODS & MEATS—1.8%
Kerry Group PLC. , Cl. A	29,441	3,004,473
(Cost $3,010,409)
ITALY—10.2%
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
Moncler SpA	100,311	4,521,583
HEALTH CARE DISTRIBUTORS—1.5%
Amplifon SpA	135,442	2,530,372
INDUSTRIAL MACHINERY—2.2%
Interpump Group SpA	117,225	3,724,181
LEISURE PRODUCTS—2.2%
Technogym SpA*	310,330	3,765,011
SPECIALIZED FINANCE—1.6%
Cerved Information Solutions SpA	223,632	2,706,378
TOTAL ITALY
(Cost $16,203,136)		17,247,525
JAPAN—15.9%
CONSTRUCTION MACHINERY & HEAVY TRUCKS—2.1%
Komatsu Ltd.	103,000	3,511,300
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.2%
Keyence Corp.	9,053	5,520,587
HOUSEHOLD PRODUCTS—3.8%
Pigeon Corp.	62,133	2,912,560
Unicharm Corp.	122,293	3,438,285
		6,350,845
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.5%
Recruit Holdings Co. , Ltd.	180,000	4,150,443
PERSONAL PRODUCTS—2.8%
Shiseido Co. , Ltd. *	72,000	4,671,649

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
JAPAN—15.9% (CONT. )
REAL ESTATE DEVELOPMENT—1.5%
Katitas Co. , Ltd.	78,000	$2,509,097
TOTAL JAPAN
(Cost $26,338,075)		26,713,921
NEW ZEALAND—2.1%
PACKAGED FOODS & MEATS—2.1%
a2 Milk Co. , Ltd. *	431,009	3,634,456
(Cost $4,326,197)
PERU—2.4%
DIVERSIFIED BANKS—2.4%
Credicorp Ltd.	17,557	4,081,827
(Cost $3,984,194)
RUSSIA—1.3%
INTEGRATED OIL & GAS—1.3%
LUKOIL PJSC#	32,220	2,147,648
(Cost $2,174,919)
SINGAPORE—2.8%
DIVERSIFIED BANKS—2.8%
DBS Group Holdings Ltd.	202,155	4,663,962
(Cost $4,269,055)
SOUTH KOREA—2.7%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.7%
Samsung Electronics Co. , Ltd.	1,800	4,476,092
(Cost $4,332,961)
SPAIN—2.2%
BIOTECHNOLOGY—2.2%
Grifols SA#	186,184	3,783,259
(Cost $3,847,883)
SWEDEN—2.5%
ELECTRONIC EQUIPMENT & INSTRUMENTS—2.5%
Hexagon AB, Cl. B	72,292	4,174,158
(Cost $4,274,286)
SWITZERLAND—5.3%
ASSET MANAGEMENT & CUSTODY BANKS—2.8%
Partners Group Holding AG	6,575	4,795,612
SPECIALTY CHEMICALS—2.5%
Sika AG	570	4,136,050
TOTAL SWITZERLAND
(Cost $9,391,021)		8,931,662
UNITED KINGDOM—3.7%
PHARMACEUTICALS—2.3%
Indivior PLC.*	616,575	3,817,922

THE ALGER FUNDS | ALGER INTERNATIONAL GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—95.8% (CONT. )	SHARES	VALUE
UNITED KINGDOM—3.7% (CONT. )
SOFT DRINKS—1.4%
Coca-Cola HBC AG	71,699	$2,401,801
TOTAL UNITED KINGDOM
(Cost $6,093,213)		6,219,723
TOTAL COMMON STOCKS
(Cost $158,299,659)		161,543,231
Total Investments
(Cost $158,299,659)	95.8%	$161,543,231
Unaffiliated Securities (Cost $158,299,659)		161,543,231
Other Assets in Excess of Liabilities	4.2%	7,139,869
NET ASSETS	100.0%	$168,683,100
# American Depositary Receipts.
* Non-income producing security.

Forward Foreign Currency Contract Outstanding as of April 30, 2018:
								Net Unrealized
		Contract	Settlement		Contract	Unrealized	Unrealized	Appreciation/
Buy	Counterparty	Amount	Date	Sell	Amount	Appreciation	(Depreciation)	(Depreciation)
Brown Brothers
JPY		96,037,522	05/07/2018	USD	880,899	—	$(2,081)	$(2,081)
Harriman & Co.

Abbreviations used in this schedule:
JPY — Japanese Yen
USD — United States Dollar

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—92.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.4%
HEICO Corp.	28,508	$2,504,428
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
PVH Corp.	16,184	2,584,099
Tapestry, Inc.	33,645	1,809,092
		4,393,191
APPAREL RETAIL—2.4%
Burlington Stores, Inc. *	16,279	2,211,502
Ross Stores, Inc.	26,705	2,159,099
		4,370,601
APPLICATION SOFTWARE—4.7%
ANSYS, Inc. *	5,591	903,841
Autodesk, Inc. *	25,164	3,168,147
Globant SA*	51,265	2,307,438
Splunk, Inc. *	20,275	2,081,229
		8,460,655
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
WisdomTree Investments, Inc.	125,026	1,321,525
AUTO PARTS & EQUIPMENT—1.1%
Aptiv PLC.	24,633	2,083,459
AUTOMOTIVE RETAIL—0.9%
AutoZone, Inc. *	2,599	1,623,127
BIOTECHNOLOGY—5.8%
Agios Pharmaceuticals, Inc. *	6,490	544,576
BeiGene Ltd. #*	3,286	557,240
BioMarin Pharmaceutical, Inc. *	12,151	1,014,730
Bluebird Bio, Inc. *	8,512	1,448,317
Clovis Oncology, Inc. *	21,206	919,916
Exact Sciences Corp. *	13,850	692,639
Halozyme Therapeutics, Inc. *	26,040	492,937
Immunomedics, Inc. *	32,782	596,960
Incyte Corp. *	2,219	137,445
Neurocrine Biosciences, Inc. *	11,554	936,798
Sage Therapeutics, Inc. *	4,833	695,565
Sarepta Therapeutics, Inc. *	23,303	1,779,417
TESARO, Inc. *	12,051	613,517
		10,430,057
BUILDING PRODUCTS—1.2%
Lennox International, Inc.	11,569	2,237,097
COMMUNICATIONS EQUIPMENT—1.6%
Palo Alto Networks, Inc. *	14,969	2,881,682
CONSTRUCTION MACHINERY & HEAVY TRUCKS—0.9%
Wabtec Corp.	17,607	1,563,678
CONSTRUCTION MATERIALS—1.8%
Vulcan Materials Co.	28,803	3,217,007

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT. )	SHARES	VALUE
DATA PROCESSING & OUTSOURCED SERVICES—6.8%
Alliance Data Systems Corp.	8,964	$1,820,140
Fiserv, Inc. *	45,127	3,197,699
FleetCor Technologies, Inc. *	13,121	2,719,721
GDS Holdings Ltd. #*	62,837	1,832,956
Worldpay, Inc. , Cl. A*	34,237	2,780,729
		12,351,245
DIVERSIFIED SUPPORT SERVICES—1.5%
Cintas Corp.	16,148	2,750,004
ELECTRICAL COMPONENTS & EQUIPMENT—2.3%
AMETEK, Inc.	28,025	1,956,145
Rockwell Automation, Inc.	13,298	2,187,920
		4,144,065
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.0%
Trimble, Inc. *	51,746	1,790,412
FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
FMC Corp.	11,505	917,294
FINANCIAL EXCHANGES & DATA—2.1%
Intercontinental Exchange, Inc.	23,111	1,674,623
MarketAxess Holdings, Inc.	11,079	2,200,622
		3,875,245
GENERAL MERCHANDISE STORES—1.0%
Dollar Tree, Inc. *	18,683	1,791,513
HEALTH CARE EQUIPMENT—7.4%
ABIOMED, Inc. *	12,852	3,867,809
AxoGen, Inc. *	16,692	664,342
DexCom, Inc. *	14,325	1,048,303
Edwards Lifesciences Corp. *	12,010	1,529,594
IDEXX Laboratories, Inc. *	7,366	1,432,613
Insulet Corp. *	29,455	2,533,130
Masimo Corp. *	13,398	1,202,203
Penumbra, Inc. *	2,998	372,801
Zimmer Biomet Holdings, Inc.	6,037	695,281
		13,346,076
HEALTH CARE SUPPLIES—1.2%
Align Technology, Inc. *	8,480	2,118,728
HEALTH CARE TECHNOLOGY—1.0%
Medidata Solutions, Inc. *	12,113	864,384
Veeva Systems, Inc. , Cl. A*	12,985	910,638
		1,775,022
HOME ENTERTAINMENT SOFTWARE—1.5%
Electronic Arts, Inc. *	9,651	1,138,625
Take-Two Interactive Software, Inc. *	15,156	1,511,205
		2,649,830
HOTELS RESORTS & CRUISE LINES—2.3%
Hilton Worldwide Holdings, Inc.	22,095	1,741,970

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT. )	SHARES	VALUE
HOTELS RESORTS & CRUISE LINES—2.3% (CONT. )
Norwegian Cruise Line Holdings Ltd. *	45,424	$2,428,821
		4,170,791
HOUSEHOLD PRODUCTS—0.9%
Church & Dwight Co. , Inc.	34,765	1,606,143
INDUSTRIAL CONGLOMERATES—1.8%
Roper Technologies, Inc.	12,253	3,237,120
INDUSTRIAL MACHINERY—2.6%
Fortive Corp.	41,826	2,940,786
Parker-Hannifin Corp.	5,528	910,019
Stanley Black & Decker, Inc.	6,311	893,575
		4,744,380
INTERNET SOFTWARE & SERVICES—4.4%
Etsy, Inc. *	61,351	1,836,849
GrubHub, Inc. *	18,303	1,851,166
IAC/InterActiveCorp*	7,817	1,267,448
Match Group, Inc. *	21,472	1,011,761
Palantir Technologies, Inc. , Cl. A*,@,(a)	16,376	94,162
Yelp, Inc. , Cl. A*	41,098	1,843,245
		7,904,631
IT CONSULTING & OTHER SERVICES—2.2%
EPAM Systems, Inc. *	20,096	2,297,978
Gartner, Inc. *	14,473	1,755,430
		4,053,408
LEISURE FACILITIES—1.3%
Vail Resorts, Inc.	9,949	2,281,405
LIFE SCIENCES TOOLS & SERVICES—2.4%
Agilent Technologies, Inc.	17,309	1,137,894
Bio-Techne Corp.	3,115	470,085
Illumina, Inc. *	11,281	2,717,931
		4,325,910
MANAGED HEALTH CARE—0.9%
WellCare Health Plans, Inc. *	7,675	1,574,603
METAL & GLASS CONTAINERS—0.8%
Ball Corp.	33,998	1,362,980
OIL & GAS EXPLORATION & PRODUCTION—1.2%
Encana Corp.	177,703	2,217,733
PACKAGED FOODS & MEATS—0.5%
Pinnacle Foods, Inc.	14,479	874,531
PAPER PACKAGING—0.9%
International Paper Co.	31,683	1,633,575
PHARMACEUTICALS—2.2%
Aerie Pharmaceuticals, Inc. *	27,290	1,397,248
GW Pharmaceuticals PLC. #*	8,407	1,117,374
Zoetis, Inc. , Cl. A	18,487	1,543,295
		4,057,917

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—92.8% (CONT. )	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—1.6%
The Progressive Corp.	48,764	$2,939,981
REGIONAL BANKS—1.0%
Regions Financial Corp.	96,098	1,797,033
RESTAURANTS—1.9%
Chipotle Mexican Grill, Inc. , Cl. A*	3,194	1,352,116
Dunkin' Brands Group, Inc.	22,361	1,363,126
Restaurant Brands International, Inc.	13,468	732,929
		3,448,171
SEMICONDUCTOR EQUIPMENT—2.2%
Lam Research Corp.	21,281	3,938,262
SEMICONDUCTORS—3.2%
Cavium, Inc. *	14,331	1,074,968
Marvell Technology Group Ltd.	62,414	1,252,025
Microchip Technology, Inc.	21,432	1,793,001
Skyworks Solutions, Inc.	18,777	1,629,093
		5,749,087
SPECIALIZED CONSUMER SERVICES—1.5%
ServiceMaster Global Holdings, Inc. *	53,960	2,730,376
SPECIALTY CHEMICALS—0.5%
WR Grace & Co.	14,068	962,814
SYSTEMS SOFTWARE—4.7%
Proofpoint, Inc. *	19,725	2,326,367
Red Hat, Inc. *	21,417	3,492,256
ServiceNow, Inc. *	16,301	2,708,248
		8,526,871
TRUCKING—0.6%
Old Dominion Freight Line, Inc.	7,585	1,015,328
TOTAL COMMON STOCKS
(Cost $152,375,930)		167,748,991
PREFERRED STOCKS—0.6%	SHARES	VALUE
BIOTECHNOLOGY—0.4%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	219,610	658,830
INTERNET SOFTWARE & SERVICES—0.2%
Palantir Technologies, Inc. , Cl. B*,@,(a)	66,787	384,025
Palantir Technologies, Inc. , Cl. D*,@,(a)	8,701	50,031
		434,056
TOTAL PREFERRED STOCKS
(Cost $1,486,719)		1,092,886
RIGHTS—1.1%	SHARES	VALUE
BIOTECHNOLOGY—1.1%
Tolero CDR*,@,(a),(c)	590,059	1,924,265
(Cost $315,501)		1,924,265

THE ALGER FUNDS | ALGER MID CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—2.1%	SHARES	VALUE
SPECIALIZED—2.1%
CyrusOne, Inc.	34,040	$1,824,204
SBA Communications Corp. , Cl. A*	12,205	1,955,607
		3,779,811
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,463,262)		3,779,811
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.*,@,(a)	314,956	385,947
(Cost $314,956)		385,947
Total Investments
(Cost $157,956,368)	96.8%	$174,931,900
Affiliated Securities (Cost $988,245)		658,830
Unaffiliated Securities (Cost $156,968,123)		174,273,070
Other Assets in Excess of Liabilities	3.2%	5,865,260
NET ASSETS	100.0%	$180,797,160

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
JS Kred SPV I, LLC.	06/25/15	$314,956	0.15%	$385,947	0.21%
Palantir Technologies, Inc. , Cl. A	10/07/14	106,559	0.05%	94,162	0.05%
Palantir Technologies, Inc. , Cl. B	10/07/14	441,023	0.22%	384,025	0.21%
Palantir Technologies, Inc. , Cl. D	10/14/14	57,451	0.03%	50,031	0.03%
Prosetta Biosciences, Inc. , Series D	02/06/15	988,245	0.50%	658,830	0.37%
Tolero CDR	02/06/17	315,501	0.19%	1,924,265	1.06%
Total				$3,497,260	1.93%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—94.8%	SHARES	VALUE
AEROSPACE & DEFENSE—3.7%
HEICO Corp.	82,421	$7,240,685
Kratos Defense & Security Solutions, Inc. *	152,127	1,522,791
		8,763,476
AIR FREIGHT & LOGISTICS—5.0%
XPO Logistics, Inc. *	122,417	11,894,036
APPAREL ACCESSORIES & LUXURY GOODS—2.1%
Canada Goose Holdings, Inc. *	131,983	4,893,930
APPLICATION SOFTWARE—17.7%
Ebix, Inc.	129,658	10,048,495
Everbridge, Inc. *	206,879	7,726,931
Globant SA*	83,539	3,760,090
HubSpot, Inc. *	37,186	3,937,997
Paylocity Holding Corp. *	184,069	10,055,689
RealPage, Inc. *	18,191	973,219
The Ultimate Software Group, Inc. *	22,428	5,380,926
		41,883,347
ASSET MANAGEMENT & CUSTODY BANKS—0.6%
Financial Engines, Inc.	4,037	180,252
Virtus Investment Partners, Inc.	11,530	1,329,986
		1,510,238
BIOTECHNOLOGY—7.2%
ACADIA Pharmaceuticals, Inc. *	172,776	2,731,589
Acorda Therapeutics, Inc. *	65,108	1,503,995
Portola Pharmaceuticals, Inc. *	175,464	6,339,514
Puma Biotechnology, Inc. *	58,882	3,753,727
Ultragenyx Pharmaceutical, Inc. *	51,302	2,608,194
		16,937,019
CONSTRUCTION MATERIALS—0.5%
US Concrete, Inc. *	19,176	1,120,837
EDUCATION SERVICES—5.1%
Chegg, Inc. *	519,492	12,057,409
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
nLight, Inc. *	26,327	656,332
Novanta, Inc. *	3,346	196,745
		853,077
GENERAL MERCHANDISE STORES—2.3%
Ollie's Bargain Outlet Holdings, Inc. *	89,028	5,537,542
HEALTH CARE DISTRIBUTORS—0.4%
PetIQ, Inc. , Cl. A*	45,823	1,024,144
HEALTH CARE EQUIPMENT—5.1%
Glaukos Corp. *	5,920	199,386
Insulet Corp. *	139,421	11,990,206
		12,189,592
HEALTH CARE FACILITIES—1.1%
US Physical Therapy, Inc.	29,270	2,670,887

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—94.8% (CONT. )	SHARES	VALUE
HEALTH CARE SERVICES—1.3%
Diplomat Pharmacy, Inc. *	144,200	$3,142,118
HEALTH CARE TECHNOLOGY—1.6%
Cotiviti Holdings, Inc. *	111,160	3,839,466
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.9%
WageWorks, Inc. *	110,711	4,611,113
INDUSTRIAL MACHINERY—2.7%
Proto Labs, Inc. *	6,738	802,833
The Middleby Corp. *	44,728	5,628,571
		6,431,404
INTERNET & DIRECT MARKETING RETAIL—3.7%
Wayfair, Inc. , Cl. A*	140,894	8,777,696
INTERNET SOFTWARE & SERVICES—10.6%
2U, Inc. *	34,271	2,758,473
GTT Communications, Inc. *	135,132	6,493,093
Palantir Technologies, Inc. , Cl. A*,@,(a)	81,310	467,533
SPS Commerce, Inc. *	21,676	1,486,323
Stamps. com, Inc. *	43,510	9,909,401
The Trade Desk, Inc. , Cl. A*	77,804	3,981,231
		25,096,054
IT CONSULTING & OTHER SERVICES—2.3%
EPAM Systems, Inc. *	46,706	5,340,831
LEISURE FACILITIES—2.5%
Planet Fitness, Inc. , Cl. A*	144,238	5,811,349
OIL & GAS EQUIPMENT & SERVICES—1.4%
Solaris Oilfield Infrastructure, Inc. , Cl. A*	170,759	3,210,269
PHARMACEUTICALS—0.4%
Aerie Pharmaceuticals, Inc. *	19,602	1,003,622
REAL ESTATE SERVICES—5.2%
FirstService Corp.	175,763	12,303,410
REGIONAL BANKS—4.6%
Independent Bank Group, Inc.	96,596	6,896,955
Signature Bank*	32,275	4,103,766
		11,000,721
RESTAURANTS—0.2%
Chuy's Holdings, Inc. *	14,148	404,633
SEMICONDUCTORS—0.2%
Impinj, Inc. *	43,324	532,452
THRIFTS & MORTGAGE FINANCE—2.5%
BofI Holding, Inc. *	146,331	5,894,213
TRADING COMPANIES & DISTRIBUTORS—2.5%
H&E Equipment Services, Inc.	52,113	1,685,856
SiteOne Landscape Supply, Inc. *	61,316	4,200,146
		5,886,002
TOTAL COMMON STOCKS
(Cost $177,848,471)		224,620,887

THE ALGER FUNDS | ALGER SMID CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

PREFERRED STOCKS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.3%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	231,474	$694,422
PHARMACEUTICALS—0.6%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	49,317	1,322,189
TOTAL PREFERRED STOCKS
(Cost $2,639,011)		2,016,611
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Dyax Corp. *,@,(a)	37,550	106,642
(Cost $0)		106,642
Total Investments
(Cost $180,487,482)	95.7%	$226,744,140
Affiliated Securities (Cost $1,041,633)		694,422
Unaffiliated Securities (Cost $179,445,849)		226,049,718
Other Assets in Excess of Liabilities	4.3%	10,070,958
NET ASSETS	100.0%	$236,815,098

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company
Act of 1940. See Affiliated Securities Note 11.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Dyax Corp. Rights	05/07/15	$0	0.00%	$45,156	0.02%
Dyax Corp. Rights	05/15/15	0	0.00%	1,704	0.00%
Dyax Corp. Rights	06/18/15	0	0.00%	40,470	0.02%
Dyax Corp. Rights	06/26/15	0	0.00%	19,312	0.01%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	1,597,378	0.14%	1,322,189	0.56%
Palantir Technologies, Inc. , Cl. A	10/07/14	529,084	0.05%	467,533	0.20%
Prosetta Biosciences, Inc. , Series D	02/06/15	1,041,633	0.10%	694,422	0.29%
Total				$2,590,786	1.10%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—97.2%	SHARES	VALUE
AEROSPACE & DEFENSE—1.8%
Hexcel Corp.	20,595	$1,368,950
Mercury Systems, Inc. *	28,302	907,928
		2,276,878
APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Canada Goose Holdings, Inc. *	24,848	921,364
APPAREL RETAIL—0.5%
Burlington Stores, Inc. *	4,693	637,544
APPLICATION SOFTWARE—14.4%
ACI Worldwide, Inc. *	87,191	2,027,191
Blackbaud, Inc.	35,147	3,689,029
Blackline, Inc. *	9,487	392,762
Ellie Mae, Inc. *	10,918	1,057,627
Everbridge, Inc. *	23,276	869,358
Guidewire Software, Inc. *	22,484	1,902,596
HubSpot, Inc. *	18,423	1,950,996
Manhattan Associates, Inc. *	27,499	1,184,107
Paycom Software, Inc. *	13,120	1,498,435
Tyler Technologies, Inc. *	18,564	4,064,031
		18,636,132
ASSET MANAGEMENT & CUSTODY BANKS—1.7%
WisdomTree Investments, Inc.	206,195	2,179,481
BIOTECHNOLOGY—4.7%
ACADIA Pharmaceuticals, Inc. *	37,768	597,112
Bluebird Bio, Inc. *	3,623	616,453
CareDx, Inc. *	105,245	1,030,349
Clovis Oncology, Inc. *	7,867	341,270
Exact Sciences Corp. *	24,426	1,221,544
Halozyme Therapeutics, Inc. *	43,864	830,346
Repligen Corp. *	13,262	490,694
Sarepta Therapeutics, Inc. *	11,764	898,299
		6,026,067
BREWERS—0.5%
Craft Brew Alliance, Inc. *	36,411	702,732
COMMUNICATIONS EQUIPMENT—0.6%
Lumentum Holdings, Inc. *	16,311	822,890
CONSUMER FINANCE—0.9%
LendingClub Corp. *	425,843	1,145,518
ELECTRONIC COMPONENTS—1.8%
Dolby Laboratories, Inc. , Cl. A	23,769	1,421,862
Universal Display Corp.	10,303	907,179
		2,329,041
ELECTRONIC EQUIPMENT & INSTRUMENTS—4.1%
Cognex Corp.	68,663	3,175,664
FLIR Systems, Inc.	39,208	2,099,588
		5,275,252

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—97.2% (CONT. )	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—0.6%
MarketAxess Holdings, Inc.	3,598	$714,671
GENERAL MERCHANDISE STORES—0.6%
Ollie's Bargain Outlet Holdings, Inc. *	11,564	719,281
HEALTH CARE EQUIPMENT—15.1%
Abaxis, Inc.	38,725	2,577,923
ABIOMED, Inc. *	17,080	5,140,226
Cantel Medical Corp.	41,161	4,612,913
DexCom, Inc. *	14,540	1,064,037
Inogen, Inc. *	20,674	2,906,351
Insulet Corp. *	39,127	3,364,922
		19,666,372
HEALTH CARE SUPPLIES—8.6%
Neogen Corp.*	63,059	4,297,471
OraSure Technologies, Inc. *	70,899	1,257,039
Quidel Corp. *	98,722	5,597,537
		11,152,047
HEALTH CARE TECHNOLOGY—7.1%
Medidata Solutions, Inc. *	52,336	3,734,697
Veeva Systems, Inc. , Cl. A*	50,116	3,514,635
Vocera Communications, Inc. *	76,940	1,928,886
		9,178,218
HOME ENTERTAINMENT SOFTWARE—2.7%
Take-Two Interactive Software, Inc. *	35,511	3,540,802
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
WageWorks, Inc. *	29,570	1,231,590
INDUSTRIAL MACHINERY—2.9%
DMC Global, Inc.	23,733	918,467
Sun Hydraulics Corp.	58,312	2,832,214
		3,750,681
INTERNET SOFTWARE & SERVICES—5.2%
Apptio, Inc. , Cl. A*	26,021	767,880
Cornerstone OnDemand, Inc. *	12,317	543,549
Coupa Software, Inc. *	15,138	701,949
GrubHub, Inc. *	9,438	954,559
Q2 Holdings, Inc. *	31,231	1,538,127
Shopify, Inc. , Cl. A*	9,114	1,217,904
SPS Commerce, Inc. *	14,088	966,014
		6,689,982
IT CONSULTING & OTHER SERVICES—1.4%
InterXion Holding NV*	28,761	1,870,040
LEISURE FACILITIES—1.4%
Planet Fitness, Inc. , Cl. A*	45,434	1,830,536
LIFE SCIENCES TOOLS & SERVICES—4.0%
Bio-Techne Corp.	24,634	3,717,517
PRA Health Sciences, Inc. *	18,335	1,506,587
		5,224,104

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—97.2% (CONT. )	SHARES	VALUE
MANAGED HEALTH CARE—1.0%
HealthEquity, Inc. *	20,443	$1,342,492
MOVIES & ENTERTAINMENT—1.8%
Lions Gate Entertainment Corp. , Cl. A	44,039	1,096,131
Lions Gate Entertainment Corp. , Cl. B	23,176	533,511
Live Nation Entertainment, Inc. *	16,864	665,622
		2,295,264
OIL & GAS EQUIPMENT & SERVICES—0.5%
RPC, Inc.	37,595	677,086
OIL & GAS EXPLORATION & PRODUCTION—0.9%
Parsley Energy, Inc. , Cl. A*	39,234	1,178,197
PERSONAL PRODUCTS—0.6%
elf Beauty, Inc. *	43,210	785,126
PHARMACEUTICALS—1.1%
Aerie Pharmaceuticals, Inc. *	27,225	1,393,920
RESTAURANTS—1.7%
Shake Shack, Inc. , Cl. A*	21,569	1,026,900
Wingstop, Inc.	23,121	1,129,692
		2,156,592
SEMICONDUCTORS—2.2%
Cavium, Inc. *	15,163	1,137,376
Microsemi Corp. *	27,256	1,763,191
		2,900,567
SPECIALTY CHEMICALS—1.9%
Balchem Corp.	27,457	2,422,806
SPECIALTY STORES—0.6%
Five Below, Inc. *	10,454	738,157
SYSTEMS SOFTWARE—2.7%
Proofpoint, Inc. *	30,154	3,556,363
TOTAL COMMON STOCKS
(Cost $79,413,873)		125,967,793
PREFERRED STOCKS—0.1%	SHARES	VALUE
BIOTECHNOLOGY—0.1%
Prosetta Biosciences, Inc. , Series D *,@,(a),(b)	50,688	152,064
(Cost $228,096)		152,064
RIGHTS—0.5%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Dyax Corp. *,@,(a)	9,700	27,548
Neuralstem, Inc. , Strike Price: 47.61,1/8/19*	5,997	–
Tolero CDR*,@,(a)(c)	174,782	569,989
		597,537
TOTAL RIGHTS
(Cost $94,483)		597,537

THE ALGER FUNDS | ALGER SMALL CAP GROWTH FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—0.8%	SHARES	VALUE
SPECIALIZED—0.8%
CyrusOne, Inc.	19,473	$1,043,558
(Cost $653,364)		1,043,558
SPECIAL PURPOSE VEHICLE—0.3%	SHARES	VALUE
CONSUMER FINANCE—0.3%
JS Kred SPV I, LLC. *,@,(a)	290,078	355,461
(Cost $290,078)		355,461
Total Investments
(Cost $80,679,894)	98.9%	$128,116,413
Affiliated Securities (Cost $228,096)		152,064
Unaffiliated Securities (Cost $80,451,798)		127,964,349
Other Assets in Excess of Liabilities	1.1%	1,426,352
NET ASSETS	100.0%	$129,542,765

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Dyax Corp. Rights	05/01/15	$0	0.00%	$17,324	0.01%
Dyax Corp. Rights	08/14/15	0	0.00%	10,224	0.01%
JS Kred SPV I, LLC.	06/26/15	290,078	0.15%	355,461	0.27%
Prosetta Biosciences, Inc. , Series D	02/06/15	228,096	0.10%	152,064	0.12%
Tolero CDR	02/06/17	94,483	0.08%	569,989	0.44%
Total				$1,105,062	0.85%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—96.9%	SHARES	VALUE
AEROSPACE & DEFENSE—1.5%
Mercury Systems, Inc. *	400,620	$12,851,890
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Canada Goose Holdings, Inc. *	195,442	7,246,989
APPLICATION SOFTWARE—17.5%
ACI Worldwide, Inc. *	609,692	14,175,339
ANSYS, Inc. *	85,884	13,884,007
Blackbaud, Inc.	161,609	16,962,481
Blackline, Inc. *	210,235	8,703,729
Ellie Mae, Inc. *	93,273	9,035,355
Everbridge, Inc. *	389,612	14,552,008
Guidewire Software, Inc. *	258,021	21,833,737
Paycom Software, Inc. *	179,203	20,466,775
PROS Holdings, Inc. *	291,188	8,595,870
Tyler Technologies, Inc. *	100,725	22,050,717
		150,260,018
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
WisdomTree Investments, Inc.	1,093,676	11,560,155
BIOTECHNOLOGY—5.9%
CareDx, Inc. *	2,040,309	19,974,625
Exact Sciences Corp. *	351,300	17,568,513
Repligen Corp. *	362,882	13,426,634
		50,969,772
ELECTRONIC COMPONENTS—0.8%
Universal Display Corp.	77,250	6,801,863
ELECTRONIC EQUIPMENT & INSTRUMENTS—3.4%
Cognex Corp.	319,040	14,755,600
FLIR Systems, Inc.	262,896	14,078,081
		28,833,681
FINANCIAL EXCHANGES & DATA—1.3%
MarketAxess Holdings, Inc.	58,110	11,542,389
GENERAL MERCHANDISE STORES—1.2%
Ollie's Bargain Outlet Holdings, Inc. *	159,109	9,896,580
HEALTH CARE EQUIPMENT—18.1%
Abaxis, Inc.	295,283	19,656,989
ABIOMED, Inc. *	102,269	30,777,856
Cantel Medical Corp.	210,761	23,619,985
Heska Corp. *	101,412	8,277,247
Inogen, Inc. *	150,256	21,122,989
Insulet Corp. *	369,676	31,792,136
Tactile Systems Technology, Inc. *	584,642	20,351,388
		155,598,590
HEALTH CARE SUPPLIES—9.4%
Neogen Corp.*	290,570	19,802,345
OraSure Technologies, Inc. *	1,487,238	26,368,730
Quidel Corp. *	613,717	34,797,754
		80,968,829

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—96.9% (CONT. )	SHARES	VALUE
HEALTH CARE TECHNOLOGY—9.5%
Medidata Solutions, Inc. *	387,116	$27,624,598
Veeva Systems, Inc. , Cl. A*	459,738	32,241,426
Vocera Communications, Inc. *	866,524	21,723,756
		81,589,780
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.3%
WageWorks, Inc. *	476,796	19,858,553
INDUSTRIAL MACHINERY—3.8%
Proto Labs, Inc. *	141,092	16,811,112
Sun Hydraulics Corp.	331,587	16,105,180
		32,916,292
INTERNET SOFTWARE & SERVICES—9.4%
Apptio, Inc. , Cl. A*	633,757	18,702,169
Coupa Software, Inc. *	325,813	15,107,949
Q2 Holdings, Inc. *	96,394	4,747,404
Shopify, Inc. , Cl. A*	125,814	16,812,525
SPS Commerce, Inc. *	106,599	7,309,493
Stamps. com, Inc. *	78,738	17,932,580
		80,612,120
LIFE SCIENCES TOOLS & SERVICES—2.6%
Bio-Techne Corp.	150,240	22,672,719
MANAGED HEALTH CARE—1.5%
HealthEquity, Inc. *	198,315	13,023,346
RESTAURANTS—1.1%
Wingstop, Inc.	187,460	9,159,296
SPECIALTY CHEMICALS—1.5%
Balchem Corp.	147,569	13,021,489
SPECIALTY STORES—1.5%
Five Below, Inc. *	183,164	12,933,210
SYSTEMS SOFTWARE—2.4%
Proofpoint, Inc. *	174,553	20,586,781
TOTAL COMMON STOCKS
(Cost $644,601,643)		832,904,342
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Tolero CDR*,@,(a),(b)	11,905	38,824
		38,824
TOTAL RIGHTS
(Cost $6,436)		38,824
Total Investments
(Cost $644,608,079)	96.9%	$832,943,166
Unaffiliated Securities (Cost $644,608,079)		832,943,166
Other Assets in Excess of Liabilities	3.1%	26,922,708
NET ASSETS	100.0%	$859,865,874

THE ALGER FUNDS | ALGER SMALL CAP FOCUS FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

				% of net assets		% of net assets
		Acquisition	Acquisition	(Acquisition	Market	as of
Security		Date(s)	Cost	Date)	Value	4/30/2018
Tolero CDR		02/06/17	$6,436	0.00%	$38,824	0.00%
	Total				$38,824	0.00%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—90.8%	SHARES	VALUE
BIOTECHNOLOGY—38.0%
AbbVie, Inc.	86,000	$8,303,300
Agios Pharmaceuticals, Inc. *	8,000	671,280
Aimmune Therapeutics, Inc. *	10,000	310,400
Alexion Pharmaceuticals, Inc. *	20,000	2,352,600
Alnylam Pharmaceuticals, Inc. *	1,500	141,795
Amicus Therapeutics, Inc. *	105,000	1,485,750
Argenx SE#*	2,000	175,240
Audentes Therapeutics, Inc. *	11,000	410,960
BeiGene Ltd. #*	7,000	1,187,060
Biogen, Inc. *	10,000	2,736,000
BioMarin Pharmaceutical, Inc. *	50,000	4,175,500
Bluebird Bio, Inc. *	21,000	3,573,150
Blueprint Medicines Corp. *	6,500	498,680
Calithera Biosciences, Inc. *	14,000	86,100
Clovis Oncology, Inc. *	31,247	1,355,495
Emmaus Life Sciences, Inc. *,@,(a)	479,063	2,792,937
Exact Sciences Corp. *	26,000	1,300,260
Exelixis, Inc. *	17,000	353,940
Foundation Medicine, Inc. *	7,500	572,625
Genmab AS*	7,500	1,514,212
Global Blood Therapeutics, Inc. *	13,000	573,950
Halozyme Therapeutics, Inc. *	158,000	2,990,940
Immunomedics, Inc. *	60,000	1,092,600
Incyte Corp. *	11,000	681,340
Ionis Pharmaceuticals, Inc. *	4,000	172,120
Loxo Oncology, Inc. *	1,000	125,910
Madrigal Pharmaceuticals, Inc. *	9,000	1,018,440
Neurocrine Biosciences, Inc. *	21,500	1,743,220
Ra Pharmaceuticals, Inc. *	14,000	84,980
Sage Therapeutics, Inc. *	11,000	1,583,120
Sangamo Therapeutics, Inc. *	34,500	545,100
Sarepta Therapeutics, Inc. *	70,000	5,345,200
Spark Therapeutics, Inc. *	18,000	1,373,760
TESARO, Inc. *	22,000	1,120,020
Vertex Pharmaceuticals, Inc. *	41,000	6,279,560
		58,727,544
HEALTH CARE EQUIPMENT—22.7%
ABIOMED, Inc. *	27,000	8,125,650
AxoGen, Inc. *	43,000	1,711,400
Baxter International, Inc.	38,000	2,641,000
Boston Scientific Corp. *	25,000	718,000
DexCom, Inc. *	28,500	2,085,630
Edwards Lifesciences Corp. *	10,500	1,337,280
IDEXX Laboratories, Inc. *	13,500	2,625,615
Insulet Corp. *	52,000	4,472,000
Intuitive Surgical, Inc. *	9,500	4,187,410
Masimo Corp. *	17,000	1,525,410
Obalon Therapeutics, Inc. *	46,795	180,161

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—90.8% (CONT. )	SHARES	VALUE
HEALTH CARE EQUIPMENT—22.7% (CONT. )
Penumbra, Inc. *	4,500	$559,575
Stryker Corp.	18,500	3,134,270
Tandem Diabetes Care, Inc. *	70,000	534,100
Zimmer Biomet Holdings, Inc.	11,000	1,266,870
		35,104,371
HEALTH CARE FACILITIES—0.6%
HCA Healthcare, Inc.	9,000	861,660
HEALTH CARE SUPPLIES—2.2%
Align Technology, Inc. *	13,500	3,372,975
HEALTH CARE TECHNOLOGY—0.6%
Teladoc, Inc. *	21,500	924,500
LIFE SCIENCES TOOLS & SERVICES—5.6%
Agilent Technologies, Inc.	30,000	1,972,200
Bio-Techne Corp.	6,500	980,915
Illumina, Inc. *	18,000	4,336,740
NanoString Technologies, Inc. *	28,000	266,000
Thermo Fisher Scientific, Inc.	5,500	1,156,925
		8,712,780
MANAGED HEALTH CARE—8.5%
Centene Corp. *	5,000	542,900
UnitedHealth Group, Inc.	49,000	11,583,600
WellCare Health Plans, Inc. *	5,000	1,025,800
		13,152,300
PHARMACEUTICALS—12.6%
Aerie Pharmaceuticals, Inc. *	39,000	1,996,800
Allergan PLC.	13,500	2,074,275
Assembly Biosciences, Inc. *	7,000	304,360
AstraZeneca PLC. #	31,000	1,101,430
Bristol-Myers Squibb Co.	97,000	5,056,610
Dermira, Inc. *	11,000	100,210
GW Pharmaceuticals PLC. #*	17,000	2,259,470
Intersect ENT, Inc. *	15,000	599,250
Marinus Pharmaceuticals, Inc. *	18,000	79,920
Mylan NV*	13,000	503,880
Novo Nordisk AS#	44,000	2,065,360
Revance Therapeutics, Inc. *	30,000	838,500
Zoetis, Inc. , Cl. A	19,000	1,586,120
Zogenix, Inc. *	22,000	864,600
		19,430,785
TOTAL COMMON STOCKS
(Cost $107,208,562)		140,286,915
PREFERRED STOCKS—1.8%	SHARES	VALUE
BIOTECHNOLOGY—1.7%
Prosetta Biosciences, Inc. , Series D*,@,(a),(b)	897,366	2,692,098

THE ALGER FUNDS | ALGER HEALTH SCIENCES FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

PREFERRED STOCKS—1.8% (CONT. )	SHARES	VALUE
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc. , Series DD*,@,(a)	7,546	$202,308
TOTAL PREFERRED STOCKS
(Cost $4,282,562)		2,894,406
RIGHTS—4.7%	SHARES	VALUE
BIOTECHNOLOGY—4.7%
Dyax Corp. *,@,(a)	21,800	61,912
Emmaus Life Sciences, Inc. , 9/11/18*,@,(a)	320,000	867,200
Neuralstem, Inc. , Strike Price: 47.61, 1/8/19*	26,472	–
Tolero CDR*,@,(a),(c)	1,956,996	6,382,038
		7,311,150
TOTAL RIGHTS
(Cost $1,044,370)		7,311,150
Total Investments
(Cost $112,535,494)	97.3%	$150,492,471
Affiliated Securities (Cost $4,038,147)		2,692,098
Unaffiliated Securities (Cost $108,497,347)		147,800,373
Other Assets in Excess of Liabilities	2.7%	4,063,754
NET ASSETS	100.0%	$154,556,225

# American Depositary Receipts.
(a) Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the
Board.
(b) Deemed an affiliate of the Alger fund complex during the year in accordance with Section 2(a)(3) of the Investment Company Act of
1940. See Affiliated Securities Note 11.
(c) Contingent Deferred Rights.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	4/30/2018
Dyax Corp. Rights	04/01/15	$0	0.00%	$60,634	0.04%
Dyax Corp. Rights	10/15/15	0	0.00%	1,278	0.00%
Emmaus Life Science, Inc.	06/06/14	556,721	0.28%	927,337	0.60%
Emmaus Life Sciences, Inc.	09/09/13	800,000	0.42%	1,865,600	1.21%
Emmaus Life Science, Inc. , Rights	09/09/13	0	0.00%	867,200	0.56%
Intarcia Therapeutics, Inc. , Series
DD	03/27/14	290,376	0.15%	202,308	0.13%
Prosetta Biosciences, Inc. , Series D	02/06/15	4,038,147	2.00%	2,692,098	1.74%
Tolero CDR	02/06/17	1,044,370	0.90%	6,382,038	4.13%
Total				$12,998,493	8.41%

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—93.5%	SHARES	VALUE
AEROSPACE & DEFENSE—4.4%
General Dynamics Corp.	7,556	$1,521,098
The Boeing Co.	8,376	2,793,899
United Technologies Corp.	6,152	739,163
		5,054,160
AIR FREIGHT & LOGISTICS—0.4%
United Parcel Service, Inc. , Cl. B	4,399	499,286
AIRPORT SERVICES—0.3%
Macquarie Infrastructure Corp.	8,137	308,392
APPAREL ACCESSORIES & LUXURY GOODS—0.8%
Tapestry, Inc.	16,537	889,194
APPAREL RETAIL—0.7%
The Gap, Inc.	26,419	772,492
ASSET MANAGEMENT & CUSTODY BANKS—1.9%
BlackRock, Inc. , Cl. A	4,284	2,234,106
AUTO PARTS & EQUIPMENT—0.5%
Aptiv PLC.	6,748	570,746
BIOTECHNOLOGY—2.4%
AbbVie, Inc.	13,736	1,326,211
Amgen, Inc.	4,100	715,368
Gilead Sciences, Inc.	9,700	700,631
		2,742,210
BREWERS—0.5%
Molson Coors Brewing Co. , Cl. B	7,489	533,516
BUILDING PRODUCTS—0.9%
Johnson Controls International PLC.	31,280	1,059,454
CABLE & SATELLITE—1.8%
Comcast Corp. , Cl. A	66,582	2,090,009
COMMUNICATIONS EQUIPMENT—1.7%
Cisco Systems, Inc.	43,199	1,913,284
CONSUMER ELECTRONICS—0.5%
Garmin Ltd.	9,418	552,554
CONSUMER FINANCE—0.4%
Discover Financial Services	6,501	463,196
DIVERSIFIED BANKS—6.9%
Bank of America Corp.	71,198	2,130,244
JPMorgan Chase & Co.	42,602	4,634,246
Wells Fargo & Co.	21,178	1,100,409
		7,864,899
DIVERSIFIED CHEMICALS—1.0%
DowDuPont, Inc.	17,320	1,095,317
DRUG RETAIL—0.9%
CVS Health Corp.	15,600	1,089,348
ELECTRICAL COMPONENTS & EQUIPMENT—0.6%
Eaton Corp. , PLC.	9,500	712,785

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT. )	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—1.9%
CME Group, Inc. , Cl. A	14,143	$2,230,068
HEALTH CARE EQUIPMENT—0.6%
Medtronic PLC.	8,783	703,782
HOME IMPROVEMENT RETAIL—2.5%
The Home Depot, Inc.	15,490	2,862,552
HOTELS RESORTS & CRUISE LINES—1.7%
Carnival Corp.	13,500	851,310
Extended Stay America, Inc.	55,787	1,092,309
		1,943,619
HOUSEHOLD PRODUCTS—1.2%
The Procter & Gamble Co.	18,860	1,364,332
HYPERMARKETS & SUPER CENTERS—0.9%
Walmart, Inc.	12,141	1,073,993
INDUSTRIAL CONGLOMERATES—2.4%
Honeywell International, Inc.	19,156	2,771,490
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	6,023	977,473
INTEGRATED OIL & GAS—3.6%
Chevron Corp.	8,239	1,030,781
Exxon Mobil Corp.	20,576	1,599,784
TOTAL SA#	24,162	1,512,783
		4,143,348
INTEGRATED TELECOMMUNICATION SERVICES—2.8%
AT&T, Inc.	30,300	990,810
Verizon Communications, Inc.	45,395	2,240,243
		3,231,053
INTERNET & DIRECT MARKETING RETAIL—1.2%
Amazon. com, Inc. *	912	1,428,311
INTERNET SOFTWARE & SERVICES—5.2%
Alphabet, Inc. , Cl. A*	2,005	2,042,253
Alphabet, Inc. , Cl. C*	2,010	2,044,833
Facebook, Inc. , Cl. A*	11,268	1,938,096
		6,025,182
INVESTMENT BANKING & BROKERAGE—2.4%
Morgan Stanley	54,020	2,788,512
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	10,410	658,328
MANAGED HEALTH CARE—3.0%
Aetna, Inc.	6,443	1,153,619
UnitedHealth Group, Inc.	9,760	2,307,264
		3,460,883
MULTI-LINE INSURANCE—0.8%
The Hartford Financial Services Group, Inc.	16,900	909,896

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—93.5% (CONT. )	SHARES	VALUE
MULTI-UTILITIES—0.7%
Sempra Energy	6,674	$746,153
OIL & GAS EQUIPMENT & SERVICES—0.9%
Schlumberger Ltd.	14,373	985,413
OIL & GAS EXPLORATION & PRODUCTION—1.0%
ConocoPhillips	17,676	1,157,778
PACKAGED FOODS & MEATS—0.4%
The Kraft Heinz Co.	8,600	484,868
PHARMACEUTICALS—8.6%
Allergan PLC.	2,720	417,928
AstraZeneca PLC. #	16,406	582,905
Bristol-Myers Squibb Co.	28,880	1,505,515
Eli Lilly & Co.	20,500	1,661,935
GlaxoSmithKline PLC. #	21,339	855,907
Johnson & Johnson	20,000	2,529,800
Pfizer, Inc.	62,024	2,270,699
		9,824,689
RAILROADS—0.5%
Union Pacific Corp.	4,509	602,538
RESTAURANTS—2.7%
Darden Restaurants, Inc.	8,100	752,166
Dunkin' Brands Group, Inc.	10,654	649,468
McDonald's Corp.	10,118	1,694,158
		3,095,792
SEMICONDUCTOR EQUIPMENT—1.0%
KLA-Tencor Corp.	10,895	1,108,457
SEMICONDUCTORS—4.3%
Broadcom, Inc.	10,900	2,500,678
Intel Corp.	35,637	1,839,582
QUALCOMM, Inc.	12,100	617,221
		4,957,481
SOFT DRINKS—2.6%
PepsiCo, Inc.	20,741	2,093,597
The Coca-Cola Co.	20,700	894,447
		2,988,044
SYSTEMS SOFTWARE—5.5%
Microsoft Corp.	67,460	6,308,859
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.1%
Apple, Inc.	31,623	5,226,017
Western Digital Corp.	7,324	577,058
		5,803,075
TOBACCO—1.9%
Altria Group, Inc.	39,780	2,232,056
TOTAL COMMON STOCKS
(Cost $63,667,820)		107,312,973

THE ALGER FUNDS | ALGER GROWTH & INCOME FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

MASTER LIMITED PARTNERSHIP—1.9%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.4%
The Blackstone Group LP.(a)	53,190	$1,646,231
OIL & GAS STORAGE & TRANSPORTATION—0.5%
Cheniere Energy Partners LP. *,(a)	16,300	509,538
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,767,080)		2,155,769
REAL ESTATE INVESTMENT TRUST—2.9%	SHARES	VALUE
HEALTH CARE—0.5%
Welltower, Inc.	11,100	593,184
MORTGAGE—0.7%
Blackstone Mortgage Trust, Inc. , Cl. A	26,124	805,925
SPECIALIZED—1.7%
Crown Castle International Corp.	11,857	1,196,016
Lamar Advertising Co. , Cl. A	10,909	695,012
		1,891,028
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,952,689)		3,290,137
SHORT—TERM INVESTMENTS—1.4%	SHARES	VALUE
MONEY MARKET FUND—1.4%
Invesco Government & Agency Portfolio	1,633,938	1,633,938
(Cost $1,633,938)		1,633,938
Total Investments
(Cost $70,021,527)	99.7%	$114,392,817
Unaffiliated Securities (Cost $70,021,527)		114,392,817
Other Assets in Excess of Liabilities	0.3%	397,864
NET ASSETS	100.0%	$114,790,681

# American Depositary Receipts.
(a) All or portion of the security is on loan.
* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 25 FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—94.4%	SHARES	VALUE
AEROSPACE & DEFENSE—3.1%
HEICO Corp.	3,903	$342,878
APPLICATION SOFTWARE—11.2%
Adobe Systems, Inc. *	1,599	354,338
Autodesk, Inc. *	2,615	329,229
salesforce. com, Inc. *	4,532	548,327
		1,231,894
CONSTRUCTION MATERIALS—3.3%
Vulcan Materials Co.	3,226	360,312
DATA PROCESSING & OUTSOURCED SERVICES—5.8%
Visa, Inc. , Cl. A	4,966	630,086
DIVERSIFIED BANKS—3.2%
Bank of America Corp.	11,643	348,358
DIVERSIFIED SUPPORT SERVICES—3.8%
Cintas Corp.	2,468	420,300
FINANCIAL EXCHANGES & DATA—11.0%
CME Group, Inc. , Cl. A	3,061	482,658
MarketAxess Holdings, Inc.	1,406	279,274
S&P Global, Inc.	2,360	445,096
		1,207,028
INTERNET & DIRECT MARKETING RETAIL—8.7%
Amazon. com, Inc. *	606	949,075
INTERNET SOFTWARE & SERVICES—13.5%
Alphabet, Inc. , Cl. C*	529	538,168
Altaba, Inc. *	5,927	415,364
Facebook, Inc. , Cl. A*	3,048	524,256
		1,477,788
IT CONSULTING & OTHER SERVICES—1.5%
EPAM Systems, Inc. *	1,437	164,321
LEISURE FACILITIES—3.2%
Vail Resorts, Inc.	1,524	349,468
MANAGED HEALTH CARE—4.7%
UnitedHealth Group, Inc.	2,197	519,371
SEMICONDUCTOR EQUIPMENT—3.6%
Applied Materials, Inc.	8,028	398,751
SEMICONDUCTORS—3.4%
Broadcom, Inc.	1,624	372,578
SYSTEMS SOFTWARE—11.1%
Microsoft Corp.	8,248	771,353
Red Hat, Inc. *	2,751	448,578
		1,219,931
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—3.3%
Apple, Inc.	2,183	360,763
TOTAL COMMON STOCKS
(Cost $10,126,426)		10,352,902

THE ALGER FUNDS | ALGER 25 FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

REAL ESTATE INVESTMENT TRUST—3.8%	SHARES	VALUE
SPECIALIZED—3.8%
Equinix, Inc.	991	$417,003
(Cost $436,126)		417,003
Total Investments
(Cost $10,562,552)	98.2%	$10,769,905
Unaffiliated Securities (Cost $10,562,552)		10,769,905
Other Assets in Excess of Liabilities	1.8%	195,738
NET ASSETS	100.0%	$10,965,643

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS | ALGER 35 FUND
Schedule of Investments April 30, 2018 (Unaudited)

COMMON STOCKS—91.6%	SHARES	VALUE
AEROSPACE & DEFENSE—4.0%
HEICO Corp.	3,449	$302,995
APPAREL ACCESSORIES & LUXURY GOODS—3.8%
Adidas AG	629	154,602
Moncler SpA	2,954	133,153
		287,755
APPLICATION SOFTWARE—14.9%
Adobe Systems, Inc. *	1,368	303,149
Fair Isaac Corp. *	1,343	232,581
PTC, Inc. *	2,433	200,358
RealPage, Inc. *	4,403	235,560
salesforce. com, Inc. *	1,291	156,198
		1,127,846
DATA PROCESSING & OUTSOURCED SERVICES—11.2%
Fiserv, Inc. *	5,301	375,629
FleetCor Technologies, Inc. *	762	157,947
Visa, Inc. , Cl. A	2,492	316,185
		849,761
DIVERSIFIED SUPPORT SERVICES—3.0%
Cintas Corp.	1,330	226,499
FINANCIAL EXCHANGES & DATA—8.8%
CME Group, Inc. , Cl. A	1,416	223,275
MarketAxess Holdings, Inc.	704	139,835
S&P Global, Inc.	1,601	301,949
		665,059
HEALTH CARE EQUIPMENT—9.9%
ABIOMED, Inc. *	662	199,229
Cantel Medical Corp.	2,709	303,597
Intuitive Surgical, Inc. *	559	246,396
		749,222
INTERNET & DIRECT MARKETING RETAIL—7.5%
Amazon. com, Inc. *	258	404,062
Netflix, Inc. *	524	163,729
		567,791
INTERNET SOFTWARE & SERVICES—7.9%
Alphabet, Inc. *	75	76,300
Altaba, Inc. *	2,064	144,645
Facebook, Inc. , Cl. A*	980	168,560
Spotify Technology SA*	419	67,740
Tencent Holdings Ltd.	2,855	140,360
		597,605
LEISURE FACILITIES—3.0%
Vail Resorts, Inc.	1,008	231,144
LIFE SCIENCES TOOLS & SERVICES—4.0%
Bio-Techne Corp.	2,000	301,820
MOVIES & ENTERTAINMENT—0.9%
Live Nation Entertainment, Inc. *	1,789	70,612

THE ALGER FUNDS | ALGER 35 FUND
Schedule of Investments April 30, 2018 (Unaudited) (Continued)

COMMON STOCKS—91.6% (CONT. )	SHARES	VALUE
SEMICONDUCTOR EQUIPMENT—1.7%
Applied Materials, Inc.	2,656	$131,923
SEMICONDUCTORS—1.9%
Broadcom, Inc.	636	145,911
SYSTEMS SOFTWARE—7.2%
Microsoft Corp.	4,065	380,159
Red Hat, Inc. *	1,013	165,180
		545,339
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—1.9%
Apple, Inc.	883	145,925
TOTAL COMMON STOCKS
(Cost $6,830,503)		6,947,207
REAL ESTATE INVESTMENT TRUST—3.6%	SHARES	VALUE
SPECIALIZED—3.6%
Crown Castle International Corp.	2,705	272,853
(Cost $295,847)		272,853
Total Investments
(Cost $7,126,350)	95.2%	$7,220,060
Unaffiliated Securities (Cost $7,126,350)		7,220,060
Other Assets in Excess of Liabilities	4.8%	363,083
NET ASSETS	100.0%	$7,583,143

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited)

	Alger Capital		Alger International
Appreciation Fund			Growth Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$2,717,127,074		$161,543,231
Cash and cash equivalents	140,451,974		6,438,719
Foreign cash †	—		36,335
Receivable for investment securities sold	33,151,402		3,509,632
Receivable for shares of beneficial interest sold	7,138,883		29,886
Dividends and interest receivable	1,007,329		555,692
Receivable from Investment Manager	—		2,743
Prepaid expenses	346,906		86,195
Total Assets	2,899,223,568		172,202,433

LIABILITIES:
Unrealized depreciation on forward foreign currency contracts	—		2,081
Payable for investment securities purchased	22,073,207		2,959,471
Payable for shares of beneficial interest redeemed	3,775,390		110,113
Foreign capital gain tax payable	—		91,026
Accrued investment advisory fees	1,907,620		105,638
Accrued transfer agent fees	994,738		76,396
Accrued distribution fees	566,321		52,751
Accrued administrative fees	68,838		4,092
Accrued shareholder administrative fees	34,590		2,346
Accrued other expenses	358,706		115,419
Total Liabilities	29,779,410		3,519,333
NET ASSETS	$2,869,444,158		$168,683,100

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	1,952,107,227		153,739,382
Undistributed net investment income (accumulated loss)	(1,020,903)		(2,337,373)
Undistributed net realized gain	168,930,448		14,153,696
Net unrealized appreciation on investments	749,427,386		3,127,395
NET ASSETS	$2,869,444,158		$168,683,100
* Identified cost	$1,967,652,867	(a)	$158,299,659	(b)
† Cost of foreign cash	$—		$36,234
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Capital	Alger International
Appreciation Fund		Growth Fund
NET ASSETS BY CLASS:
Class A	$1,374,339,074	$121,000,946
Class B	$12,275,603	$19,619,142
Class C	$289,849,051	$9,412,674
Class I	$—	$2,088,599
Class Z	$1,192,980,430	$16,561,739

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	53,504,305	7,138,905
Class B	606,159	1,331,840
Class C	14,238,928	655,206
Class I	—	123,169
Class Z	45,257,765	967,871

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$25.69	$16.95
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$27.11	$17.89
Class B — Net Asset Value Per Share Class B	$20.25	$14.73
Class C — Net Asset Value Per Share Class C	$20.36	$14.37
Class I — Net Asset Value Per Share Class I	$—	$16.96
Class Z — Net Asset Value Per Share Class Z	$26.36	$17.11

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of
$1,989,483,848, amounted to $727,643,226 which consisted of aggregate gross unrealized appreciation of $771,666,023 and aggregate gross unrealized depreciation of $44,022,797.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $160,452,637, amounted to $1,090,594 which consisted of aggregate gross unrealized appreciation of $7,167,353 and aggregate gross unrealized depreciation of $6,076,759.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap		Alger SMid Cap
	Growth Fund		Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$174,273,070		$226,049,718
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	658,830		694,422
Cash and cash equivalents	4,302,769		8,019,408
Receivable for investment securities sold	6,619,393		2,102,825
Receivable for shares of beneficial interest sold	124,494		1,266,211
Dividends and interest receivable	2,329		8,237
Receivable for escrow, at value (Identified cost below)***	688,776		—
Receivable from Investment Manager	—		5,277
Prepaid expenses	94,704		98,535
Total Assets	186,764,365		238,244,633

LIABILITIES:
Payable for investment securities purchased	5,474,124		723,795
Payable for shares of beneficial interest redeemed	111,413		278,279
Accrued investment advisory fees	121,475		167,203
Accrued transfer agent fees	91,376		86,762
Accrued distribution fees	57,548		57,420
Accrued administrative fees	4,395		5,677
Accrued shareholder administrative fees	2,551		2,783
Accrued other expenses	104,323		107,616
Total Liabilities	5,967,205		1,429,535
NET ASSETS	$180,797,160		$236,815,098

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	162,761,547		189,216,977
Undistributed net investment income (accumulated loss)	(1,838,695)		(1,297,689)
Undistributed net realized gain	2,319,628		2,639,153
Net unrealized appreciation on investments	17,554,680		46,256,657
NET ASSETS	$180,797,160		$236,815,098
* Identified cost	$156,968,123	(a)	$179,445,849	(b)
** Identified cost	$988,245	(a)	$1,041,633	(b)
*** Identified cost escrow receivable	$107,969		$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$134,248,039	$89,969,402
Class B	$16,706,893	$—
Class C	$14,774,717	$36,725,223
Class I	$—	$26,355,462
Class Y	$—	$116,230
Class Z	$15,067,511	$83,648,781

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	9,698,694	7,304,869
Class B	1,514,406	—
Class C	1,355,400	4,177,671
Class I	—	2,091,055
Class Y	—	9,199
Class Z	1,079,200	6,448,573

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$13.84	$12.32
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$14.61	$13.00
Class B — Net Asset Value Per Share Class B	$11.03	$—
Class C — Net Asset Value Per Share Class C	$10.90	$8.79
Class I — Net Asset Value Per Share Class I	$—	$12.60
Class Y — Net Asset Value Per Share Class Y	$—	$12.64
Class Z — Net Asset Value Per Share Class Z	$13.96	$12.97
See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $157,920,444, amounted to $17,011,456 which consisted of aggregate gross unrealized appreciation of $22,008,299 and aggregate gross unrealized depreciation of $4,996,843.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $181,505,098, amounted to $45,239,042 which consisted of aggregate gross unrealized appreciation of $54,449,674 and aggregate gross unrealized depreciation of $9,210,632.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Small Cap		Alger Small Cap
	Growth Fund		Focus Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$127,964,349		$832,943,166
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	152,064		—
Cash and cash equivalents	2,314,474		40,544,083
Receivable for investment securities sold	57,809		4,969,652
Receivable for shares of beneficial interest sold	8,810		8,870,988
Dividends and interest receivable	5,203		—
Receivable for escrow, at value (Identified cost below)***	204,023		13,897
Receivable from Investment Manager	2,173		—
Prepaid expenses	90,428		203,623
Total Assets	130,799,333		887,545,409

LIABILITIES:
Payable for investment securities purchased	943,937		25,070,012
Payable for shares of beneficial interest redeemed	31,921		1,701,847
Accrued investment advisory fees	92,159		536,672
Due to investment advisor	—		1,073
Accrued transfer agent fees	59,779		120,912
Accrued distribution fees	35,294		110,070
Accrued administrative fees	3,129		19,678
Accrued shareholder administrative fees	1,819		8,078
Accrued other expenses	88,530		111,193
Total Liabilities	1,256,568		27,679,535
NET ASSETS	$129,542,765		$859,865,874

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	77,158,794		678,858,062
Undistributed net investment income (accumulated loss)	(1,833,878)		(4,274,987)
Undistributed net realized gain (accumulated realized loss)	6,610,618		(3,063,983)
Net unrealized appreciation on investments	47,607,231		188,346,782
NET ASSETS	$129,542,765		$859,865,874
* Identified cost	$80,451,798	(a)	$644,608,079 (b)
** Identified cost	$228,096	(a)	$—
*** Identified cost escrow receivable	$32,333		$2,202

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
NET ASSETS BY CLASS:
Class A	$105,656,862	$103,495,792
Class B	$5,209,707	$—
Class C	$8,493,310	$69,938,079
Class I	$—	$146,964,279
Class Y	$—	$4,590,068
Class Z	$10,182,886	$534,877,656

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	11,883,871	6,251,133
Class B	773,085	—
Class C	1,299,558	4,658,386
Class I	—	8,659,228
Class Y	—	267,117
Class Z	1,117,329	31,136,355

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$8.89	$16.56
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$9.38	$17.47
Class B — Net Asset Value Per Share Class B	$6.74	$—
Class C — Net Asset Value Per Share Class C	$6.54	$15.01
Class I — Net Asset Value Per Share Class I	$—	$16.97
Class Y — Net Asset Value Per Share Class Y	$—	$17.18
Class Z — Net Asset Value Per Share Class Z	$9.11	$17.18

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $81,324,420, amounted to $46,791,993 which consisted of aggregate gross unrealized appreciation of $51,487,484 and aggregate gross unrealized depreciation of $4,695,491.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $646,438,641, amounted to $186,504,525 which consisted of aggregate gross unrealized appreciation of $200,217,998 and aggregate gross unrealized depreciation of $13,713,473.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Health		Alger Growth &
	Sciences Fund		Income Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments #
(Including in Alger Growth & Income Fund securities loaned
at value of $1,597,452)	$147,800,373		$114,392,817
Investments in affiliated securities, at value (Identified cost
below)** see accompanying schedules of investments	2,692,098		—
Cash and cash equivalents	1,657,635		1,727,066
Receivable for investment securities sold	503,973		867,398
Receivable for shares of beneficial interest sold	294,059		91,729
Dividends and interest receivable	173,387		178,773
Receivable for escrow, at value (Identified cost below)***	2,284,401		—
Receivable from Investment Manager	4,771		1,536
Prepaid expenses	65,360		63,830
Total Assets	155,476,057		117,323,149

LIABILITIES:
Payable for investment securities purchased	379,943		583,621
Collateral on securities loaned at value (Note 4)	—		1,633,938
Payable for shares of beneficial interest redeemed	270,266		124,318
Accrued investment advisory fees	74,816		51,183
Accrued transfer agent fees	71,454		40,878
Accrued distribution fees	44,947		33,402
Accrued administrative fees	3,741		2,815
Accrued shareholder administrative fees	2,036		1,529
Accrued other expenses	72,629		60,784
Total Liabilities	919,832		2,532,468
NET ASSETS	$154,556,225		$114,790,681

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	110,394,985		67,555,096
Undistributed net investment income (accumulated loss)	(1,627,690)		630,284
Undistributed net realized gain	5,909,015		2,235,852
Net unrealized appreciation on investments	39,879,915		44,369,449
NET ASSETS	$154,556,225		$114,790,681
* Identified cost	$108,497,347	(a)	$70,021,527	(b)
** Identified cost	$4,038,147	(a)	$—
*** Identified cost escrow receivable	$357,397		$—
# Includes collateral received on stock loan	$—		$1,633,938

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
NET ASSETS BY CLASS:
Class A	$88,857,045	$66,613,616
Class C	$28,643,547	$21,052,558
Class Z	$37,055,633	$27,124,507

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	3,476,875	1,694,106
Class C	1,409,487	542,996
Class Z	1,450,323	689,131

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$25.56	$39.32
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$26.97	$41.50
Class C — Net Asset Value Per Share Class C	$20.32	$38.77
Class Z — Net Asset Value Per Share Class Z	$25.55	$39.36

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $113,970,913, amounted to $36,521,558 which consisted of aggregate gross unrealized appreciation of $43,598,022 and aggregate gross unrealized depreciation of $7,076,464.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $69,616,141, amounted to $44,776,676 which consisted of aggregate gross unrealized appreciation of $46,708,389 and aggregate gross unrealized depreciation of $1,931,713.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost
below)* see accompanying schedules of investments	$10,769,905	$7,220,060
Cash and cash equivalents	474,528	340,430
Receivable from Investment Manager	14,939	9,582
Prepaid expenses	20,930	24,188
Other receivables	—	1,307
Total Assets	11,280,302	7,595,567

LIABILITIES:
Payable for investment securities purchased	269,234	—
Accrued custodian fees	11,894	2,336
Accrued professional fees	11,151	4,416
Accrued management fees	7,983	1,654
Accrued performance fees	7,932	—
Accrued investment advisory fees	2,868	1,985
Accrued transfer agent fees	1,577	1,504
Accrued administrative fees	263	182
Accrued shareholder administrative fees	96	66
Accrued other expenses	1,661	281
Total Liabilities	314,659	12,424
NET ASSETS	$10,965,643	$7,583,143

NET ASSETS CONSIST OF:
Paid in capital (par value of $. 001 per share)	10,804,952	7,500,000
Undistributed net investment income (accumulated loss)	(6,506)	(1,557)
Undistributed net realized gain (accumulated realized loss)	(40,156)	(9,010)
Net unrealized appreciation on investments	207,353	93,710
NET ASSETS	$10,965,643	$7,583,143
* Identified cost	$10,562,552 (a)	$7,126,350 (b)

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Assets and Liabilities April 30, 2018 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
NET ASSETS BY CLASS:
Class P	$10,965,643	$7,583,143

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class P	1,045,635	750,000

NET ASSET VALUE PER SHARE:
Class P — Net Asset Value Per Share Class P	$10.49	$10.11

See Notes to Financial Statements.

(a) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,562,552, amounted to $207,353 which consisted of aggregate gross unrealized appreciation of $529,965 and aggregate gross unrealized depreciation of $322,612.
(b) At April 30, 2018, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $7,126,350, amounted to $93,710 which consisted of aggregate gross unrealized appreciation of $193,835 and aggregate gross unrealized depreciation of $100,125.

THE ALGER FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited)

	Alger Capital	Alger International
	Appreciation Fund	Growth Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$14,696,932	$1,203,569
Interest from unaffiliated securities	144,470	8,445
Total Income	14,841,402	1,212,014

EXPENSES:
Advisory fees — Note 3(a)	10,905,192	621,724
Distribution fees — Note 3(c)
Class A	1,776,297	150,796
Class B	67,435	113,730
Class C	1,474,648	52,736
Class I	—	2,352
Shareholder administrative fees — Note 3(f)	199,585	13,759
Administration fees — Note 3(b)	394,288	24,081
Custodian fees	77,881	48,461
Interest expenses	3,182	4,659
Transfer agent fees and expenses — Note 3(f)	978,712	69,539
Printing fees	217,850	24,260
Professional fees	73,064	28,530
Registration fees	55,301	36,721
Trustee fees — Note 3(g)	54,454	3,387
Fund accounting fees	195,314	13,494
Miscellaneous	80,003	3,913
Total Expenses	16,553,206	1,212,142
Less, expense reimbursements/waivers — Note 3(a)	—	(11,769)
Net Expenses	16,553,206	1,200,373
NET INVESTMENT INCOME (LOSS)	(1,711,804)	11,641

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN CURRENCY
CONTRACTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	193,466,362	14,385,295
Net realized (loss) on affiliated investments	(1,973,570)	—
Net realized (loss) on foreign currency transactions	(23,228)	(129,314)
Net change in unrealized (depreciation) on unaffiliated
investments	(24,442,420)	(11,341,243)
Net change in unrealized appreciation on affiliated
investments	1,973,570	—
Net change in unrealized (depreciation) on forward foreign
currency contracts	—	(2,081)
Net change in unrealized (depreciation) on foreign currency	(158)	(435)
Net realized and unrealized gain on investments, forward
foreign currency contracts and foreign currency	169,000,556	2,912,222
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$167,288,752	$2,923,863
* Foreign withholding taxes	$—	$161,205

See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Mid Cap	Alger SMid Cap
	Growth Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$612,616	$131,004
Interest from unaffiliated securities	13,843	33,627
Total Income	626,459	164,631

EXPENSES:
Advisory fees — Note 3(a)	702,154	869,425
Distribution fees — Note 3(c)
Class A	171,474	107,331
Class B	88,109	—
Class C	76,438	171,725
Class I	—	30,247
Shareholder administrative fees — Note 3(f)	14,767	14,640
Administration fees — Note 3(b)	25,407	29,517
Custodian fees	32,338	29,257
Interest expenses	160	—
Transfer agent fees and expenses — Note 3(f)	84,317	73,316
Printing fees	24,940	29,980
Professional fees	38,022	39,375
Registration fees	32,859	40,831
Trustee fees — Note 3(g)	3,500	4,312
Fund accounting fees	14,736	18,093
Miscellaneous	12,748	18,858
Total Expenses	1,321,969	1,476,907
Less, expense reimbursements/waivers — Note 3(a)	—	(14,587)
Net Expenses	1,321,969	1,462,320
NET INVESTMENT LOSS	(695,510)	(1,297,689)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	2,352,746	3,658,390
Net realized gain on foreign currency transactions	24	12
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	4,909,108	13,510,830
Net change in unrealized (depreciation) on affiliated
investments	(26,353)	(27,777)
Net change in unrealized appreciation on foreign currency	484	—
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	7,236,009	17,141,455
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$6,540,499	$15,843,766
* Foreign withholding taxes	$2,637	$2,827
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Small Cap	Alger Small Cap
	Growth Fund	Focus Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$303,342	$1,618,033
Interest from unaffiliated securities	6,194	49,403
Total Income	309,536	1,667,436

EXPENSES:
Advisory fees — Note 3(a)	526,052	2,583,589
Distribution fees — Note 3(c)
Class A	129,662	105,875
Class B	26,282	—
Class C	41,722	283,643
Class I	—	152,297
Shareholder administrative fees — Note 3(f)	10,307	39,044
Administration fees — Note 3(b)	17,860	94,732
Custodian fees	27,861	36,900
Interest expenses	1,739	52
Transfer agent fees and expenses — Note 3(f)	55,468	158,902
Printing fees	19,900	63,240
Professional fees	30,191	26,254
Registration fees	28,689	49,438
Trustee fees — Note 3(g)	2,373	13,873
Fund accounting fees	10,886	54,239
Miscellaneous	11,300	17,060
Total Expenses	940,292	3,679,138
Less, expense reimbursements/waivers — Note 3(a)	(7,585)	(17,913)
Net Expenses	932,707	3,661,225
NET INVESTMENT LOSS	(623,171)	(1,993,789)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:
Net realized gain (loss) on unaffiliated investments	7,551,619	(1,229,691)
Net realized gain on foreign currency transactions	17	39
Net change in unrealized appreciation on unaffiliated
investments and escrow receivable	2,299,912	82,711,591
Net change in unrealized (depreciation) on affiliated
investments	(6,083)	—
Net change in unrealized appreciation on foreign currency	286	—
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	9,845,751	81,481,939
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$9,222,580	$79,488,150
* Foreign withholding taxes	$918	$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger Health	Alger Growth &
	Sciences Fund	Income Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$451,280	$1,589,358
Interest from unaffiliated securities	3,668	13,319
Total Income	454,948	1,602,677

EXPENSES:
Advisory fees — Note 3(a)	496,758	315,380
Distribution fees — Note 3(c)
Class A	115,837	88,798
Class C	150,780	110,151
Shareholder administrative fees — Note 3(f)	11,809	8,994
Administration fees — Note 3(b)	21,498	16,415
Custodian fees	28,756	24,606
Interest expenses	755	—
Transfer agent fees and expenses — Note 3(f)	68,413	43,246
Printing fees	16,695	13,480
Professional fees	27,984	14,283
Registration fees	29,860	23,523
Trustee fees — Note 3(g)	2,957	2,345
Fund accounting fees	12,785	9,865
Miscellaneous	28,883	6,948
Total Expenses	1,013,770	678,034
Less, expense reimbursements/waivers — Note 3(a)	(12,927)	(5,023)
Net Expenses	1,000,843	673,011
NET INVESTMENT INCOME (LOSS)	(545,895)	929,666

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, ESCROW RECEIVABLE AND FOREIGN
CURRENCY:
Net realized gain on unaffiliated investments	6,977,595	2,282,133
Net realized (loss) on affiliated investments	—	(105,217)
Net realized gain on foreign currency transactions	10	7
Net change in unrealized appreciation (depreciation) on
unaffiliated investments and escrow receivable	910,989	(1,675,718)
Net change in unrealized appreciation (depreciation) on
affiliated investments	(107,684)	105,217
Net change in unrealized appreciation on foreign currency	214	—
Net realized and unrealized gain on investments, escrow
receivable and foreign currency	7,781,124	606,422
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$7,235,229	$1,536,088
* Foreign withholding taxes	$5,759	$2,964
See Notes to Financial Statements.

THE ALGER FUNDS
Statement of Operations for the six months ended April 30, 2018 (Unaudited) (Continued)

	Alger 25 Fund	Alger 35 Fund
	From 12/28/2017	From 3/29/2018
	(commencement of	(commencement of
	operations)	operations)
	to 4/30/2018	to 4/30/2018
INCOME:
Dividends	$21,085	$—
Interest from unaffiliated securities	1,098	1,435
Total Income	22,183	1,435

EXPENSES:
Advisory fees — Note 3(a)	25,495	2,331
Shareholder administrative fees — Note 3(f)	319	66
Administration fees — Note 3(b)	878	182
Custodian fees	16,303	2,336
Transfer agent fees and expenses — Note 3(f)	1,591	1,504
Printing fees	849	11
Professional fees	54,058	4,416
Registration fees	6,140	690
Trustee fees — Note 3(g)	138	66
Fund accounting fees	515	99
Miscellaneous	1,395	873
Total Expenses	107,681	12,574
Less, expense reimbursements/waivers — Note 3(a)	(78,992)	(9,582)
Net Expenses	28,689	2,992
NET INVESTMENT LOSS	(6,506)	(1,557)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(40,156)	(8,752)
Net realized (loss) on foreign currency transactions	—	(258)
Net change in unrealized appreciation on unaffiliated
investments	207,353	93,710
Net realized and unrealized gain on investments and foreign
currency	167,197	84,700
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$160,691	$83,143
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited)

	Alger Capital Appreciation Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(1,711,804)	$(1,947,907)
Net realized gain on investments and foreign currency	191,469,564	201,200,253
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(22,469,008)	483,980,424
Net increase in net assets resulting from operations	167,288,752	683,232,770

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(90,475,149)	(11,084,751)
Class B	(1,094,453)	(164,694)
Class C	(23,150,679)	(3,040,556)
Class Z	(68,306,869)	(6,222,799)
Total dividends and distributions to shareholders	(183,027,150)	(20,512,800)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(125,322,021)	(211,704,220)
Class B	(2,200,089)	(5,635,461)
Class C	(359,599)	(84,512,025)
Class Z	211,805,461	17,742,855
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	83,923,752	(284,108,851)
Total increase	68,185,354	378,611,119

Net Assets:
Beginning of period	2,801,258,804	2,422,647,685
END OF PERIOD	$2,869,444,158	$2,801,258,804
Undistributed net investment income (accumulated loss)	$(1,020,903)	$690,901
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger International Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment income	$11,641	$1,269,244
Net realized gain on investments and foreign currency	14,255,981	20,104,016
Net change in unrealized appreciation (depreciation) on
investments, forward foreign currency contracts and foreign
currency	(11,343,759)	13,571,980
Net increase in net assets resulting from operations	2,923,863	34,945,240

Dividends and distributions to shareholders from:
Net investment income:
Class A	(5,895,271)	(1,756,266)
Class B	(1,207,195)	(296,241)
Class C	(604,319)	(149,655)
Class I	(86,375)	(191,488)
Class Z	(1,162,504)	(401,514)
Total dividends and distributions to shareholders	(8,955,664)	(2,795,164)

Increase (decrease) from shares of beneficial interest transactions:
Class A	5,639,700	(8,687,179)
Class B	(4,269,775)	(4,661,216)
Class C	(2,302,330)	(5,427,207)
Class I	411,972	(13,315,454)
Class Z	(4,208,246)	(915,585)
Net decrease from shares of beneficial interest transactions
— Note 6	(4,728,679)	(33,006,641)
Total decrease	(10,760,480)	(856,565)

Net Assets:
Beginning of period	179,443,580	180,300,145
END OF PERIOD	$168,683,100	$179,443,580
Undistributed net investment income (accumulated loss)	$(2,337,373)	$6,606,650
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Mid Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(695,510)	$(1,196,537)
Net realized gain on investments and foreign currency	2,352,770	39,875,839
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	4,883,239	8,440,194
Net increase in net assets resulting from operations	6,540,499	47,119,496

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,134,276)	—
Class B	(183,818)	—
Class C	(160,862)	—
Class Z	(116,909)	—
Total dividends and distributions to shareholders	(1,595,865)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(6,390,363)	(9,211,382)
Class B	(2,061,372)	(5,653,340)
Class C	(998,498)	(7,853,171)
Class Z	1,388,596	3,081,444
Net decrease from shares of beneficial interest transactions
— Note 6	(8,061,637)	(19,636,449)
Total increase (decrease)	(3,117,003)	27,483,047

Net Assets:
Beginning of period	183,914,163	156,431,116
END OF PERIOD	$180,797,160	$183,914,163
Undistributed net investment income (accumulated loss)	$(1,838,695)	$(1,143,185)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger SMid Cap Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(1,297,689)	$(1,803,891)
Net realized gain on investments and foreign currency	3,658,402	33,391,997
Net change in unrealized appreciation on investments and
foreign currency	13,483,053	18,722,516
Net increase in net assets resulting from operations	15,843,766	50,310,622

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(9,645,920)	(8,828,977)
Class C	(5,076,127)	(4,373,822)
Class I	(2,662,491)	(2,310,435)
Class Y	(12,512)	—
Class Z	(7,000,164)	(3,902,307)
Total dividends and distributions to shareholders	(24,397,214)	(19,415,541)

Increase (decrease) from shares of beneficial interest transactions:
Class A	8,378,388	(12,604,986)
Class B	—	(1,749,902)
Class C	7,645,925	(5,044,572)
Class I	3,876,524	(13,761,000)
Class Y	12,572	100,000
Class Z	32,943,885	16,063,610
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	52,857,294	(16,996,850)
Total increase	44,303,846	13,898,231

Net Assets:
Beginning of period	192,511,252	178,613,021
END OF PERIOD	$236,815,098	$192,511,252
Undistributed net investment income (accumulated loss)	$(1,297,689)	$—
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Growth Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(623,171)	$(1,175,683)
Net realized gain on investments and foreign currency	7,551,636	7,313,099
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	2,294,115	34,570,590
Net increase in net assets resulting from operations	9,222,580	40,708,006

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(1,214,980)	—
Class B	(81,757)	—
Class C	(131,118)	—
Class Z	(113,693)	—
Total dividends and distributions to shareholders	(1,541,548)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(2,651,513)	(12,430,487)
Class B	(444,365)	(1,185,565)
Class C	71,258	(3,259,058)
Class Z	(17,789,392)	(1,776,493)
Net decrease from shares of beneficial interest transactions
— Note 6	(20,814,012)	(18,651,603)
Total increase (decrease)	(13,132,980)	22,056,403

Net Assets:
Beginning of period	142,675,745	120,619,342
END OF PERIOD	$129,542,765	$142,675,745
Undistributed net investment income (accumulated loss)	$(1,833,878)	$(1,210,707)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Small Cap Focus Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(1,993,789)	$(2,833,139)
Net realized gain (loss) on investments and foreign currency	(1,229,652)	11,458,773
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	82,711,591	94,017,431
Net increase in net assets resulting from operations	79,488,150	102,643,065

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(740,593)	—
Class C	(532,423)	—
Class I	(1,060,101)	—
Class Y	(30,602)	—
Class Z	(3,461,774)	—
Total dividends and distributions to shareholders	(5,825,493)	—

Increase from shares of beneficial interest transactions:
Class A	16,716,325	40,801,281
Class C	15,840,508	23,617,747
Class I	25,213,288	8,060,474
Class Y	925,031	3,184,057
Class Z	138,850,445	226,869,100
Net increase from shares of beneficial interest transactions —
Note 6	197,545,597	302,532,659
Total increase	271,208,254	405,175,724

Net Assets:
Beginning of period	588,657,620	183,481,896
END OF PERIOD	$859,865,874	$588,657,620
Undistributed net investment income (accumulated loss)	$(4,274,987)	$(2,281,198)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Health Sciences Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment loss	$(545,895)	$(1,308,335)
Net realized gain on investments and foreign currency	6,977,605	11,821,530
Net change in unrealized appreciation on investments, escrow
receivable and foreign currency	803,519	43,310,927
Net increase in net assets resulting from operations	7,235,229	53,824,122

Dividends and distributions to shareholders from:
Net realized gains:
Class A	(2,755,985)	—
Class C	(1,130,222)	—
Class Z	(934,763)	—
Total dividends and distributions to shareholders	(4,820,970)	—

Increase (decrease) from shares of beneficial interest transactions:
Class A	(8,824,573)	(8,001,420)
Class B	—	(2,049,856)
Class C	(2,743,863)	(10,603,299)
Class Z	11,005,780	15,675,422
Net decrease from shares of beneficial interest transactions
— Note 6	(562,656)	(4,979,153)
Total increase	1,851,603	48,844,969

Net Assets:
Beginning of period	152,704,622	103,859,653
END OF PERIOD	$154,556,225	$152,704,622
Undistributed net investment income (accumulated loss)	$(1,627,690)	$(1,081,795)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Growth & Income Fund
	For the	For the
	Six Months Ended	Year Ended
	April 30, 2018	October 31, 2017
Net investment income	$929,666	$1,526,617
Net realized gain on investments and foreign currency	2,176,923	1,793,542
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(1,570,501)	18,901,785
Net increase in net assets resulting from operations	1,536,088	22,221,944

Dividends and distributions to shareholders from:
Net investment income:
Class A	(462,474)	(959,539)
Class C	(61,705)	(147,657)
Class Z	(208,176)	(277,597)
Net realized gains:
Class A	(1,123,356)	(20,167)
Class C	(351,544)	(6,833)
Class Z	(373,951)	(4,557)
Total dividends and distributions to shareholders	(2,581,206)	(1,416,350)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,468,840)	(5,098,191)
Class C	(1,039,792)	(2,877,615)
Class Z	5,164,381	8,015,345
Net increase (decrease) from shares of beneficial interest
transactions — Note 6	(1,344,251)	39,539
Total increase (decrease)	(2,389,369)	20,845,133

Net Assets:
Beginning of period	117,180,050	96,334,917
END OF PERIOD	$114,790,681	$117,180,050
Undistributed net investment income	$630,284	$432,973
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger 25 Fund
From 12/28/2017
(commencement
of operations) to
4/30/2018
Net investment loss	$(6,506)
Net realized loss on investments and foreign currency	(40,156)
Net change in unrealized appreciation on investments and
foreign currency	207,353
Net increase in net assets resulting from operations	160,691

Increase from shares of beneficial interest transactions:
Class P	10,804,952
Net increase from shares of beneficial interest transactions —
Note 6	10,804,952
Total increase	10,965,643

Net Assets:
Beginning of period	—
END OF PERIOD	$10,965,643
Undistributed net investment income (accumulated loss)	$(6,506)
See Notes to Financial Statements.

THE ALGER FUNDS
Statements of Changes in Net Assets (Unaudited) (Continued)

Alger 35 Fund
From 3/29/2018
(commencement
of operations) to
4/30/2018
Net investment loss	$(1,557)
Net realized loss on investments and foreign currency	(9,010)
Net change in unrealized appreciation on investments and
foreign currency	93,710
Net increase in net assets resulting from operations	83,143

Increase from shares of beneficial interest transactions:
Class P	7,500,000
Net increase from shares of beneficial interest transactions —
Note 6	7,500,000
Total increase	7,583,143

Net Assets:
Beginning of period	—
END OF PERIOD	$7,583,143
Undistributed net investment income (accumulated loss)	$(1,557)
See Notes to Financial Statements.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$25.86	$20.09	$21.83	$23.13	$21.18	$16.59
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.02)	(0.02)	–	(0.04)	(0.03)	0.11
Net realized and unrealized gain (loss)
on investments	1.52	5.96	(0.07)	1.97	3.51	4.67
Total from investment operations	1.50	5.94	(0.07)	1.93	3.48	4.78
Dividends from net investment income	–	–	–	–	–	(0.12)
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$25.69	$25.86	$20.09	$21.83	$23.13	$21.18
Total return(iii)	6.00%	29.84%	(0.42)%	9.15%	17.35%	29.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,374,339	$1,506,389	$1,360,963	$1,592,859	$1,389,005	$1,217,389
Ratio of gross expenses to average
net assets	1.21%	1.23%	1.22%	1.23%	1.24%	1.26%
Ratio of net expenses to average net
assets	1.21%	1.23%	1.22%	1.23%	1.24%	1.26%
Ratio of net investment income (loss) to
average net assets	(0.17)%	(0.10)%	(0.02)%	(0.18)%	(0.14)%	0.58%
Portfolio turnover rate	31.50%	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.81	$16.32	$18.17	$19.91	$18.58	$14.57
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.15)	(0.14)	(0.17)	(0.17)	(0.02)
Net realized and unrealized gain (loss)
on investments	1.20	4.81	(0.04)	1.66	3.03	4.10
Total from investment operations	1.11	4.66	(0.18)	1.49	2.86	4.08
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$20.25	$20.81	$16.32	$18.17	$19.91	$18.58
Total return(iii)	5.61%	28.82%	(1.18)%	8.30%	16.37%	28.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$12,276	$14,820	$16,682	$24,399	$30,382	$33,068
Ratio of gross expenses to average
net assets	1.97%	1.99%	2.04%	2.01%	2.03%	2.05%
Ratio of net expenses to average net
assets	1.97%	1.99%	2.04%	2.01%	2.03%	2.05%
Ratio of net investment loss to average
net assets	(0.92)%	(0.85)%	(0.84)%	(0.95)%	(0.93)%	(0.15)%
Portfolio turnover rate	31.50%	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund	Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.91	$16.39	$18.24	$19.97	$18.62	$14.62
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.15)	(0.13)	(0.17)	(0.17)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.21	4.84	(0.05)	1.67	3.05	4.12
Total from investment operations	1.12	4.69	(0.18)	1.50	2.88	4.09
Dividends from net investment income	–	–	–	–	–	(0.02)
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$20.36	$20.91	$16.39	$18.24	$19.97	$18.62
Total return(iii)	5.64%	28.88%	(1.17)%	8.33%	16.44%	28.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$289,849	$297,044	$309,114	$314,402	$236,985	$198,377
Ratio of gross expenses to average
net assets	1.94%	1.97%	1.98%	1.99%	2.00%	2.02%
Ratio of net expenses to average net
assets	1.94%	1.97%	1.98%	1.99%	2.00%	2.02%
Ratio of net investment loss to average
net assets	(0.91)%	(0.83)%	(0.78)%	(0.94)%	(0.90)%	(0.20)%
Portfolio turnover rate	31.50%	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Capital Appreciation Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$26.46	$20.48	$22.15	$23.35	$21.31	$16.68
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.02	0.05	0.06	0.03	0.04	0.11
Net realized and unrealized gain (loss)
on investments	1.55	6.10	(0.06)	2.00	3.53	4.76
Total from investment operations	1.57	6.15	–	2.03	3.57	4.87
Dividends from net investment income	–	–	–	–	–	(0.17)
Distributions from net realized gains	(1.67)	(0.17)	(1.67)	(3.23)	(1.53)	(0.07)
Net asset value, end of period	$26.36	$26.46	$20.48	$22.15	$23.35	$21.31
Total return(iii)	6.18%	30.25%	(0.08)%	9.54%	17.68%	29.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$1,192,980	$983,006	$735,889	$620,355	$286,186	$183,790
Ratio of gross expenses to average
net assets	0.87%	0.88%	0.89%	0.90%	0.93%	0.93%
Ratio of net expenses to average net
assets	0.87%	0.88%	0.89%	0.90%	0.93%	0.93%
Ratio of net investment income to
average net assets	0.16%	0.23%	0.30%	0.12%	0.16%	0.58%
Portfolio turnover rate	31.50%	72.99%	103.80%	141.43%	147.78%	123.81%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$17.58	$14.58	$15.57	$15.29	$15.27	$12.61
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.01	0.13	0.16	0.03	0.04	0.11
Net realized and unrealized gain (loss)
on investments	0.24	3.11	(1.14)	0.40	(0.02)	2.64
Total from investment operations	0.25	3.24	(0.98)	0.43	0.02	2.75
Dividends from net investment income	(0.88)	(0.24)	(0.01)	(0.15)	–	(0.09)
Net asset value, end of period	$16.95	$17.58	$14.58	$15.57	$15.29	$15.27
Total return(iii)	1.52%	22.63%	(6.32)%	2.85%	0.15%	21.98%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$121,001	$119,477	$107,398	$137,207	$130,957	$145,096
Ratio of gross expenses to average
net assets	1.27%	1.34%	1.35%	1.32%	1.32%	1.37%
Ratio of net expenses to average net
assets	1.27%	1.34%	1.35%	1.32%	1.32%	1.37%
Ratio of net investment income to
average net assets	0.13%	0.83%	1.08%	0.18%	0.25%	0.79%
Portfolio turnover rate	133.56%	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$15.35	$12.76	$13.71	$13.44	$13.51	$11.18
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.02	0.05	(0.07)	(0.06)	0.02
Net realized and unrealized gain (loss)
on investments	0.21	2.73	(1.00)	0.34	(0.01)	2.33
Total from investment operations	0.16	2.75	(0.95)	0.27	(0.07)	2.35
Dividends from net investment income	(0.78)	(0.16)	–	–(iii)	–	(0.02)
Net asset value, end of period	$14.73	$15.35	$12.76	$13.71	$13.44	$13.51
Total return(iv)	1.13%	21.71%	(6.86)%	2.04%	(0.52)%	21.07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$19,619	$24,777	$25,033	$31,357	$38,520	$63,826
Ratio of gross expenses to average
net assets	1.99%	2.05%	2.06%	2.04%	2.02%	2.04%
Ratio of net expenses to average net
assets	1.99%	2.05%	2.06%	2.04%	2.02%	2.04%
Ratio of net investment income (loss) to
average net assets	(0.64)%	0.13%	0.37%	(0.53)%	(0.47)%	0.17%
Portfolio turnover rate	133.56%	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$14.98	$12.44	$13.57	$13.36	$13.44	$11.12
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.05)	0.01	0.04	(0.08)	(0.07)	–
Net realized and unrealized gain (loss)
on investments	0.20	2.66	(0.99)	0.36	(0.01)	2.33
Total from investment operations	0.15	2.67	(0.95)	0.28	(0.08)	2.33
Dividends from net investment income	(0.76)	(0.13)	(0.18)	(0.07)	–	(0.01)
Net asset value, end of period	$14.37	$14.98	$12.44	$13.57	$13.36	$13.44
Total return(iii)	1.10%	21.70%	(7.04)%	1.99%	(0.60)%	20.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$9,413	$12,130	$15,190	$21,697	$20,567	$17,786
Ratio of gross expenses to average
net assets	2.08%	2.13%	2.14%	2.09%	2.08%	2.15%
Ratio of net expenses to average net
assets	2.08%	2.13%	2.14%	2.09%	2.08%	2.15%
Ratio of net investment income (loss) to
average net assets	(0.73)%	0.06%	0.29%	(0.60)%	(0.49)%	0.03%
Portfolio turnover rate	133.56%	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class I
						From 5/31/2013
						(commencement
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	Year ended 10/31/2015	Year ended 10/31/2014	of operations) to 10/31/2013 (ii)
Net asset value, beginning of period	$17.54	$14.55	$15.55	$15.27	$15.29	$13.94
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(iii)	0.02	0.17	0.21	0.05	0.12	0.03
Net realized and unrealized gain (loss)
on investments	0.24	3.09	(1.16)	0.41	(0.07)	1.32
Total from investment operations	0.26	3.26	(0.95)	0.46	0.05	1.35
Dividends from net investment income	(0.84)	(0.27)	(0.05)	(0.18)	(0.07)	–
Net asset value, end of period	$16.96	$17.54	$14.55	$15.55	$15.27	$15.29
Total return(iv)	1.60%	22.84%	(6.12)%	3.04%	0.31%	9.68%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$2,089	$1,742	$14,202	$14,435	$3,722	$157
Ratio of gross expenses to average
net assets	1.29%	1.48%	1.33%	1.30%	1.27%	15.73%
Ratio of expense reimbursements to
average net assets	(0.15)%	(0.33)%	(0.18)%	(0.15)%	(0.12)%	(14.58)%
Ratio of net expenses to average net
assets	1.14%	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to
average net assets	0.28%	1.14%	1.43%	0.34%	0.76%	0.44%
Portfolio turnover rate	133.56%	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger International Growth Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$17.77	$14.74	$15.73	$15.44	$15.35	$12.66
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.04	0.20	0.23	0.12	0.13	0.33
Net realized and unrealized gain (loss)
on investments	0.25	3.14	(1.15)	0.39	(0.04)	2.50
Total from investment operations	0.29	3.34	(0.92)	0.51	0.09	2.83
Dividends from net investment income	(0.95)	(0.31)	(0.07)	(0.22)	–	(0.14)
Net asset value, end of period	$17.11	$17.77	$14.74	$15.73	$15.44	$15.35
Total return(iii)	1.73%	23.16%	(5.88)%	3.27%	0.59%	22.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$16,562	$21,317	$18,477	$19,326	$8,573	$2,277
Ratio of gross expenses to average
net assets	0.99%	1.03%	1.04%	1.03%	1.04%	1.12%
Ratio of expense reimbursements to
average net assets	(0.11)%	(0.14)%	(0.15)%	(0.14)%	(0.15)%	(0.13)%
Ratio of net expenses to average net
assets	0.88%	0.89%	0.89%	0.89%	0.89%	0.99%
Ratio of net investment income to
average net assets	0.46%	1.27%	1.57%	0.73%	0.82%	2.50%
Portfolio turnover rate	133.56%	148.35%	134.84%	114.81%	97.50%	217.57%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$13.47	$10.20	$10.66	$10.54	$9.38	$7.05
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.07)	(0.03)	(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss)
on investments	0.52	3.34	(0.43)	0.19	1.20	2.36
Total from investment operations	0.48	3.27	(0.46)	0.12	1.16	2.33
Distributions from net realized gains	(0.11)	–	–	–	–	–
Net asset value, end of period	$13.84	$13.47	$10.20	$10.66	$10.54	$9.38
Total return(iii)	3.61%	32.06%	(4.32)%	1.23%	(12.37)%	33.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$134,248	$136,795	$111,423	$131,592	$142,977	$143,231
Ratio of gross expenses to average
net assets	1.31%	1.32%	1.33%	1.32%	1.35%	1.39%
Ratio of net expenses to average net
assets	1.31%	1.32%	1.33%	1.32%	1.35%	1.39%
Ratio of net investment loss to average
net assets	(0.64)%	(0.55)%	(0.32)%	(0.67)%	(0.38)%	(0.31)%
Portfolio turnover rate	43.23%	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.80	$8.23	$8.67	$8.63	$7.73	$5.86
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.12)	(0.09)	(0.12)	(0.09)	(0.07)
Net realized and unrealized gain (loss)
on investments	0.42	2.69	(0.35)	0.16	0.99	1.94
Total from investment operations	0.34	2.57	(0.44)	0.04	0.90	1.87
Distributions from net realized gains	(0.11)	–	–	–	–	–
Net asset value, end of period	$11.03	$10.80	$8.23	$8.67	$8.63	$7.73
Total return(iii)	3.20%	31.23%	(5.07)%	0.46%	11.64%	31.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$16,707	$18,375	$19,005	$26,151	$33,377	$50,341
Ratio of gross expenses to average
net assets	2.05%	2.05%	2.05%	2.02%	2.04%	2.10%
Ratio of net expenses to average net
assets	2.05%	2.05%	2.05%	2.02%	2.04%	2.10%
Ratio of net investment loss to average
net assets	(1.37)%	(1.28)%	(1.05)%	(1.36)%	(1.05)%	(1.02)%
Portfolio turnover rate	43.23%	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$10.67	$8.15	$8.58	$8.56	$7.68	$5.82
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.13)	(0.09)	(0.13)	(0.10)	(0.08)
Net realized and unrealized gain (loss)
on investments	0.42	2.65	(0.34)	0.15	0.98	1.94
Total from investment operations	0.34	2.52	(0.43)	0.02	0.88	1.86
Distributions from net realized gains	(0.11)	–	–	–	–	–
Net asset value, end of period	$10.90	$10.67	$8.15	$8.58	$8.56	$7.68
Total return(iii)	3.24%	30.92%	(5.01)%	0.35%	11.46%	31.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$14,775	$15,438	$18,495	$23,628	$25,932	$26,320
Ratio of gross expenses to average
net assets	2.14%	2.13%	2.16%	2.12%	2.16%	2.21%
Ratio of net expenses to average net
assets	2.14%	2.13%	2.16%	2.12%	2.16%	2.21%
Ratio of net investment loss to average
net assets	(1.46)%	(1.35)%	(1.16)%	(1.47)%	(1.19)%	(1.13)%
Portfolio turnover rate	43.23%	162.65%	99.42%	122.05%	194.81%	156.98%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Mid Cap Growth Fund		Class Z
				From 5/28/2015
				(commencement
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	of operations) to 10/31/2015(ii)
Net asset value, beginning of period	$13.56	$10.24	$10.67	$11.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(iii)	(0.03)	(0.04)	0.04	(0.02)
Net realized and unrealized gain (loss)
on investments	0.54	3.36	(0.47)	(1.01)
Total from investment operations	0.51	3.32	(0.43)	(1.03)
Distributions from net realized gains	(0.11)	–	–	–
Net asset value, end of period	$13.96	$13.56	$10.24	$10.67
Total return(iv)	3.73%	32.52%	(4.03)%	(8.80)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$15,068	$13,306	$7,508	$2,413
Ratio of gross expenses to average
net assets	1.04%	1.07%	1.23%	1.76%
Ratio of expense reimbursements to
average net assets	–	(0.02)%	(0.21)%	(0.77)%
Ratio of net expenses to average net
assets	1.04%	1.05%	1.02%	0.99%
Ratio of net investment income (loss) to
average net assets	(0.36)%	(0.29)%	0.40%	(0.49)%
Portfolio turnover rate	43.23%	162.65%	99.42%	122.05%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$12.87	$10.64	$16.72	$19.32	$20.89	$16.72
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.07)	(0.12)	(0.08)	(0.12)	(0.09)	(0.03)
Net realized and unrealized gain (loss)
on investments	1.06	3.58	(0.04)	0.09	1.53	4.92
Total from investment operations	0.99	3.46	(0.12)	(0.03)	1.44	4.89
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$12.32	$12.87	$10.64	$16.72	$19.32	$20.89
Total return(iii)	8.34%	35.64%	(0.92)%	(0.31)%	7.68%	30.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$89,969	$84,644	$82,618	$159,061	$241,510	$294,846
Ratio of gross expenses to average
net assets	1.36%	1.35%	1.35%	1.30%	1.27%	1.29%
Ratio of net expenses to average net
assets	1.36%	1.35%	1.35%	1.30%	1.27%	1.29%
Ratio of net investment loss to average
net assets	(1.20)%	(1.02)%	(0.69)%	(0.65)%	(0.45)%	(0.19)%
Portfolio turnover rate	20.31%	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$9.65	$8.32	$14.45	$17.16	$19.00	$15.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.09)	(0.15)	(0.13)	(0.22)	(0.21)	(0.16)
Net realized and unrealized gain (loss)
on investments	0.77	2.71	(0.04)	0.08	1.38	4.49
Total from investment operations	0.68	2.56	(0.17)	(0.14)	1.17	4.33
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$8.79	$9.65	$8.32	$14.45	$17.16	$19.00
Total return(iii)	7.86%	34.64%	(1.72)%	(1.09)%	6.92%	29.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$36,725	$31,651	$32,183	$54,768	$63,572	$68,161
Ratio of gross expenses to average
net assets	2.11%	2.12%	2.15%	2.07%	2.03%	2.06%
Ratio of net expenses to average net
assets	2.11%	2.12%	2.15%	2.07%	2.03%	2.06%
Ratio of net investment loss to average
net assets	(1.96)%	(1.79)%	(1.49)%	(1.43)%	(1.21)%	(0.96)%
Portfolio turnover rate	20.31%	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$13.14	$10.84	$16.91	$19.54	$21.09	$16.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.11)	(0.07)	(0.11)	(0.09)	(0.04)
Net realized and unrealized gain (loss)
on investments	1.08	3.64	(0.04)	0.05	1.55	4.97
Total from investment operations	1.00	3.53	(0.11)	(0.06)	1.46	4.93
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$12.60	$13.14	$10.84	$16.91	$19.54	$21.09
Total return(iii)	8.24%	35.63%	(0.79)%	(0.48)%	7.70%	30.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$26,355	$23,374	$32,606	$70,677	$699,237	$692,445
Ratio of gross expenses to average
net assets	1.37%	1.35%	1.25%	1.31%	1.27%	1.31%
Ratio of net expenses to average net
assets	1.37%	1.35%	1.25%	1.31%	1.27%	1.31%
Ratio of net investment loss to average
net assets	(1.22)%	(0.99)%	(0.58)%	(0.62)%	(0.45)%	(0.22)%
Portfolio turnover rate	20.31%	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund	Class Y
	Six months	From 8/31/2017 (commencement
	ended	of operations) to
	4/30/2018 (i)	10/31/2017 (ii)
Net asset value, beginning of period	$13.14	$12.27
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.05)	(0.02)
Net realized and unrealized gain on
investments	1.09	0.89
Total from investment operations	1.04	0.87
Distributions from net realized gains	(1.54)	–
Net asset value, end of period	$12.64	$13.14
Total return(iv)	8.57%	7.09%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$116	$107
Ratio of gross expenses to average
net assets	1.14%	9.54%
Ratio of expense reimbursements to
average net assets	(0.27)%	(8.67)%
Ratio of net expenses to average net
assets	0.87%	0.87%
Ratio of net investment loss to average
net assets	(0.72)%	(0.78)%
Portfolio turnover rate	20.31%	157.39%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger SMid Cap Focus Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$13.46	$11.04	$17.08	$19.63	$21.11	$16.84
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(ii)	(0.05)	(0.09)	(0.05)	(0.06)	(0.02)	0.02
Net realized and unrealized gain (loss)
on investments	1.10	3.74	(0.03)	0.08	1.55	4.97
Total from investment operations	1.05	3.65	(0.08)	0.02	1.53	4.99
Distributions from net realized gains	(1.54)	(1.23)	(5.96)	(2.57)	(3.01)	(0.72)
Net asset value, end of period	$12.97	$13.46	$11.04	$17.08	$19.63	$21.11
Total return(iii)	8.44%	36.11%	(0.57)%	(0.02)%	8.07%	30.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$83,649	$52,736	$29,565	$134,051	$52,091	$67,852
Ratio of gross expenses to average
net assets	1.04%	1.06%	1.01%	0.99%	0.95%	0.96%
Ratio of expense reimbursements to
average net assets	(0.04)%	–	–	–	–	–
Ratio of net expenses to average net
assets	1.00%	1.06%	1.01%	0.99%	0.95%	0.96%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.77)%	(0.40)%	(0.33)%	(0.13)%	0.13%
Portfolio turnover rate	20.31%	157.39%	164.36%	110.40%	91.59%	95.67%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.40	$6.15	$8.00	$8.96	$9.97	$7.79
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)	(0.05)	(0.08)	(0.07)	(0.04)
Net realized and unrealized gain (loss)
on investments	0.63	2.31	(0.21)	0.11	0.19	2.53
Total from investment operations	0.59	2.25	(0.26)	0.03	0.12	2.49
Distributions from net realized gains	(0.10)	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$8.89	$8.40	$6.15	$8.00	$8.96	$9.97
Total return(iii)	7.11%	36.59%	(3.92)%	0.16%	1.30%	33.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$105,657	$102,318	$85,556	$115,594	$139,497	$175,214
Ratio of gross expenses to average
net assets	1.39%	1.38%	1.38%	1.35%	1.35%	1.38%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net
assets	1.39%	1.38%	1.38%	1.35%	1.35%	1.36%
Ratio of net investment loss to average
net assets	(0.92)%	(0.88)%	(0.79)%	(0.92)%	(0.81)%	(0.49)%
Portfolio turnover rate	11.01%	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class B
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$6.42	$4.73	$6.57	$7.59	$8.67	$6.86
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.09)	(0.08)	(0.12)	(0.12)	(0.09)
Net realized and unrealized gain (loss)
on investments	0.48	1.78	(0.17)	0.09	0.17	2.21
Total from investment operations	0.42	1.69	(0.25)	(0.03)	0.05	2.12
Distributions from net realized gains	(0.10)	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$6.74	$6.42	$4.73	$6.57	$7.59	$8.67
Total return(iii)	6.65%	35.73%	(4.80)%	(0.55)%	0.61%	32.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$5,210	$5,397	$4,998	$6,564	$8,874	$13,626
Ratio of gross expenses to average
net assets	2.21%	2.19%	2.18%	2.16%	2.11%	2.13%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net
assets	2.21%	2.19%	2.18%	2.16%	2.11%	2.11%
Ratio of net investment loss to average
net assets	(1.74)%	(1.68)%	(1.59)%	(1.73)%	(1.56)%	(1.24)%
Portfolio turnover rate	11.01%	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$6.22	$4.59	$6.42	$7.44	$8.52	$6.76
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.05)	(0.09)	(0.08)	(0.12)	(0.12)	(0.10)
Net realized and unrealized gain (loss)
on investments	0.47	1.72	(0.16)	0.09	0.17	2.17
Total from investment operations	0.42	1.63	(0.24)	(0.03)	0.05	2.07
Distributions from net realized gains	(0.10)	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$6.54	$6.22	$4.59	$6.42	$7.44	$8.52
Total return(iii)	6.87%	35.51%	(4.79)%	(0.70)%	0.61%	31.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$8,493	$8,007	$8,708	$13,724	$16,119	$19,461
Ratio of gross expenses to average
net assets	2.20%	2.17%	2.22%	2.16%	2.15%	2.18%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–	(0.02)%
Ratio of net expenses to average net
assets	2.20%	2.17%	2.22%	2.16%	2.15%	2.16%
Ratio of net investment loss to average
net assets	(1.72)%	(1.64)%	(1.64)%	(1.73)%	(1.61)%	(1.31)%
Portfolio turnover rate	11.01%	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Growth Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$8.60	$6.27	$8.10	$9.04	$10.01	$7.79
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.02)	(0.04)	(0.03)	(0.05)	(0.04)	(0.02)
Net realized and unrealized gain (loss)
on investments	0.63	2.37	(0.21)	0.10	0.20	2.55
Total from investment operations	0.61	2.33	(0.24)	0.05	0.16	2.53
Distributions from net realized gains	(0.10)	–	(1.59)	(0.99)	(1.13)	(0.31)
Net asset value, end of period	$9.11	$8.60	$6.27	$8.10	$9.04	$10.01
Total return(iii)	7.18%	37.16%	(3.55)%	0.52%	1.73%	33.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10,183	$26,953	$21,357	$22,002	$64,684	$79,723
Ratio of gross expenses to average
net assets	1.11%	1.08%	1.06%	1.04%	1.03%	1.05%
Ratio of expense reimbursements to
average net assets	(0.12)%	(0.09)%	(0.07)%	(0.05)%	(0.04)%	(0.06)%
Ratio of net expenses to average net
assets	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment loss to average
net assets	(0.49)%	(0.50)%	(0.41)%	(0.55)%	(0.45)%	(0.18)%
Portfolio turnover rate	11.01%	30.32%	55.25%	131.72%	88.98%	93.97%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$14.91	$11.16	$10.95	$11.52	$12.98	$10.88
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.11)	(0.09)	(0.14)	(0.11)	(0.08)
Net realized and unrealized gain on
investments	1.85	3.86	0.30	0.55	0.60	3.55
Total from investment operations	1.79	3.75	0.21	0.41	0.49	3.47
Distributions from net realized gains	(0.14)	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$16.56	$14.91	$11.16	$10.95	$11.52	$12.98
Total return(iii)	12.15%	33.60%	1.92%	3.78%	4.23%	36.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$103,496	$77,791	$23,653	$14,480	$7,241	$7,563
Ratio of gross expenses to average
net assets	1.21%	1.22%	1.36%	1.82%	2.22%	2.45%
Ratio of expense reimbursements to
average net assets	(0.01)%	(0.02)%	(0.11)%	(0.22)%	(0.62)%	(0.85)%
Ratio of net expenses to average net
assets	1.20%	1.20%	1.25%	1.60%	1.60%	1.60%
Ratio of net investment loss to average
net assets	(0.71)%	(0.86)%	(0.84)%	(1.24)%	(0.95)%	(0.69)%
Portfolio turnover rate	27.63%	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$13.58	$10.25	$10.12	$10.79	$12.34	$10.48
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.10)	(0.20)	(0.15)	(0.20)	(0.17)	(0.15)
Net realized and unrealized gain on
investments	1.67	3.53	0.28	0.51	0.57	3.38
Total from investment operations	1.57	3.33	0.13	0.31	0.40	3.23
Distributions from net realized gains	(0.14)	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$15.01	$13.58	$10.25	$10.12	$10.79	$12.34
Total return(iii)	11.71%	32.49%	1.28%	3.06%	3.65%	35.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$69,938	$48,345	$15,928	$8,020	$2,612	$2,636
Ratio of gross expenses to average
net assets	1.96%	1.97%	2.12%	2.53%	2.99%	3.23%
Ratio of expense reimbursements to
average net assets	(0.01)%	(0.02)%	(0.13)%	(0.28)%	(0.74)%	(0.98)%
Ratio of net expenses to average net
assets	1.95%	1.95%	1.99%	2.25%	2.25%	2.25%
Ratio of net investment loss to average
net assets	(1.46)%	(1.61)%	(1.57)%	(1.91)%	(1.60)%	(1.34)%
Portfolio turnover rate	27.63%	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class I
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$15.28	$11.44	$11.22	$11.75	$13.17	$11.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.06)	(0.11)	(0.09)	(0.12)	(0.08)	(0.05)
Net realized and unrealized gain on
investments	1.89	3.95	0.31	0.57	0.61	3.59
Total from investment operations	1.83	3.84	0.22	0.45	0.53	3.54
Distributions from net realized gains	(0.14)	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$16.97	$15.28	$11.44	$11.22	$11.75	$13.17
Total return(iii)	12.11%	33.57%	1.96%	4.07%	4.50%	36.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$146,964	$109,146	$75,648	$40,924	$2,359	$2,034
Ratio of gross expenses to average
net assets	1.22%	1.21%	1.32%	1.56%	2.19%	2.43%
Ratio of expense reimbursements to
average net assets	(0.02)%	(0.01)%	(0.09)%	(0.21)%	(0.84)%	(1.08)%
Ratio of net expenses to average net
assets	1.20%	1.20%	1.23%	1.35%	1.35%	1.35%
Ratio of net investment loss to average
net assets	(0.72)%	(0.80)%	(0.81)%	(1.07)%	(0.70)%	(0.46)%
Portfolio turnover rate	27.63%	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund	Class Y
	Six months	From 3/1/2017 (commencement
	ended	of operations) to
	4/30/2018 (i)	10/31/2017 (ii)
Net asset value, beginning of period	$15.44	$12.93
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.03)	(0.08)
Net realized and unrealized gain on
investments	1.91	2.59
Total from investment operations	1.88	2.51
Distributions from net realized gains	(0.14)	–
Net asset value, end of period	$17.18	$15.44
Total return(iv)	12.31%	19.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$4,590	$3,279
Ratio of gross expenses to average
net assets	0.88%	1.51%
Ratio of expense reimbursements to
average net assets	–	(0.61)%
Ratio of net expenses to average net
assets	0.88%	0.90%
Ratio of net investment loss to average
net assets	(0.41)%	(0.83)%
Portfolio turnover rate	27.63%	44.56%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Small Cap Focus Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$15.44	$11.53	$11.28	$11.77	$13.16	$10.97
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.03)	(0.08)	(0.07)	(0.08)	(0.05)	(0.02)
Net realized and unrealized gain on
investments	1.91	3.99	0.32	0.57	0.61	3.58
Total from investment operations	1.88	3.91	0.25	0.49	0.56	3.56
Distributions from net realized gains	(0.14)	–	–	(0.98)	(1.95)	(1.37)
Net asset value, end of period	$17.18	$15.44	$11.53	$11.28	$11.77	$13.16
Total return(iii)	12.31%	33.91%	2.22%	4.43%	4.78%	36.61%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$534,878	$350,097	$68,253	$17,109	$3,368	$3,202
Ratio of gross expenses to average
net assets	0.88%	0.90%	1.01%	1.56%	2.11%	2.38%
Ratio of expense reimbursements to
average net assets	–	–	–	(0.55)%	(1.01)%	(1.28)%
Ratio of net expenses to average net
assets	0.88%	0.90%	1.01%	1.01%	1.10%	1.10%
Ratio of net investment loss to average
net assets	(0.40)%	(0.58)%	(0.58)%	(0.68)%	(0.45)%	(0.20)%
Portfolio turnover rate	27.63%	44.56%	75.50%	162.44%	91.91%	92.82%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$25.16	$16.01	$21.94	$26.96	$25.35	$21.75
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.08)	(0.19)	(0.15)	(0.25)	(0.14)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.23	9.34	(2.39)	0.82	5.89	6.11
Total from investment operations	1.15	9.15	(2.54)	0.57	5.75	6.06
Dividends from net investment income	–	–	–	(0.16)	–	(0.01)
Distributions from net realized gains	(0.75)	–	(3.39)	(5.43)	(4.14)	(2.45)
Net asset value, end of period	$25.56	$25.16	$16.01	$21.94	$26.96	$25.35
Total return(iii)	4.72%	57.15%	(14.06)%	1.72%	26.29%	30.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$88,857	$95,913	$68,686	$122,814	$139,306	$129,870
Ratio of gross expenses to average
net assets	1.22%	1.38%	1.41%	1.31%	1.31%	1.35%
Ratio of net expenses to average net
assets	1.22%	1.38%	1.41%	1.31%	1.31%	1.35%
Ratio of net investment loss to average
net assets	(0.64)%	(0.86)%	(0.87)%	(1.05)%	(0.59)%	(0.21)%
Portfolio turnover rate	37.59%	106.66%	93.49%	133.92%	167.94%	115.08%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$20.23	$12.98	$18.53	$23.60	$22.83	$19.95
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.14)	(0.28)	(0.24)	(0.37)	(0.29)	(0.20)
Net realized and unrealized gain (loss)
on investments	0.98	7.53	(1.92)	0.73	5.20	5.53
Total from investment operations	0.84	7.25	(2.16)	0.36	4.91	5.33
Dividends from net investment income	–	–	–	–(iii)	–	–
Distributions from net realized gains	(0.75)	–	(3.39)	(5.43)	(4.14)	(2.45)
Net asset value, end of period	$20.32	$20.23	$12.98	$18.53	$23.60	$22.83
Total return(iv)	4.32%	55.86%	(14.70)%	0.95%	25.37%	29.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$28,644	$31,148	$28,242	$53,487	$60,628	$56,717
Ratio of gross expenses to average
net assets	1.98%	2.15%	2.18%	2.08%	2.06%	2.10%
Ratio of net expenses to average net
assets	1.98%	2.15%	2.18%	2.08%	2.06%	2.10%
Ratio of net investment loss to average
net assets	(1.41)%	(1.63)%	(1.65)%	(1.81)%	(1.34)%	(0.98)%
Portfolio turnover rate	37.59%	106.66%	93.49%	133.92%	167.94%	115.08%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Health Sciences Fund		Class Z
				From 5/28/2015
				(commencement
	Six months ended 4/30/2018(i)	Year ended 10/31/2017	Year ended 10/31/2016	of operations) to 10/31/2015(ii)
Net asset value, beginning of period	$25.11	$15.92	$21.76	$25.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(iii)	(0.03)	(0.11)	(0.08)	(0.05)
Net realized and unrealized gain (loss)
on investments	1.22	9.30	(2.37)	(3.22)
Total from investment operations	1.19	9.19	(2.45)	(3.27)
Distributions from net realized gains	(0.75)	–	(3.39)	–
Net asset value, end of period	$25.55	$25.11	$15.92	$21.76
Total return(iv)	4.89%	57.73%	(13.63)%	(13.06)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$37,056	$25,644	$4,980	$6,517
Ratio of gross expenses to average
net assets	0.90%	1.12%	1.16%	1.36%
Ratio of expense reimbursements to
average net assets	(0.08)%	(0.13)%	(0.17)%	(0.28)%
Ratio of net expenses to average net
assets	0.82%	0.99%	0.99%	1.08%
Ratio of net investment loss to average
net assets	(0.23)%	(0.48)%	(0.45)%	(0.47)%
Portfolio turnover rate	37.59%	106.66%	93.49%	133.92%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(iii) Amount was computed based on average shares outstanding during the period.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class A
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$39.68	$32.66	$33.37	$33.56	$29.63	$24.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.33	0.56	0.59	0.59	0.63	0.56
Net realized and unrealized gain on
investments	0.20	6.97	0.24	0.81	3.92	5.11
Total from investment operations	0.53	7.53	0.83	1.40	4.55	5.67
Dividends from net investment income	(0.26)	(0.50)	(0.50)	(0.51)	(0.62)	(0.47)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$39.32	$39.68	$32.66	$33.37	$33.56	$29.63
Total return(iii)	1.27%	23.22%	2.62%	4.26%	15.53%	23.45%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$66,614	$72,427	$64,123	$70,933	$73,674	$80,832
Ratio of gross expenses to average
net assets	1.06%	1.19%	1.14%	1.15%	1.18%	1.19%
Ratio of net expenses to average net
assets	1.06%	1.19%	1.14%	1.15%	1.18%	1.19%
Ratio of net investment income to
average net assets	1.62%	1.52%	1.85%	1.76%	2.00%	2.07%
Portfolio turnover rate	6.34%	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class C
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$39.14	$32.23	$32.95	$33.18	$29.33	$24.22
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.17	0.28	0.35	0.33	0.38	0.34
Net realized and unrealized gain on
investments	0.20	6.88	0.24	0.80	3.89	5.08
Total from investment operations	0.37	7.16	0.59	1.13	4.27	5.42
Dividends from net investment income	(0.11)	(0.24)	(0.27)	(0.28)	(0.42)	(0.31)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$38.77	$39.14	$32.23	$32.95	$33.18	$29.33
Total return(iii)	0.89%	22.28%	1.87%	3.47%	14.65%	22.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$21,053	$22,266	$20,790	$21,156	$19,999	$17,173
Ratio of gross expenses to average
net assets	1.82%	1.94%	1.88%	1.90%	1.93%	1.96%
Ratio of net expenses to average net
assets	1.82%	1.94%	1.88%	1.90%	1.93%	1.96%
Ratio of net investment income to
average net assets	0.87%	0.76%	1.09%	0.99%	1.22%	1.27%
Portfolio turnover rate	6.34%	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Growth & Income Fund			Class Z
	Six months
	ended	Year ended	Year ended	Year ended	Year ended	Year ended
	4/30/2018 (i)	10/31/2017	10/31/2016	10/31/2015	10/31/2014	10/31/2013
Net asset value, beginning of period	$39.71	$32.69	$33.39	$33.57	$29.64	$24.43
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.40	0.65	0.67	0.66	0.63	0.59
Net realized and unrealized gain on
investments	0.21	6.99	0.26	0.82	4.00	5.14
Total from investment operations	0.61	7.64	0.93	1.48	4.63	5.73
Dividends from net investment income	(0.33)	(0.61)	(0.59)	(0.58)	(0.70)	(0.52)
Distributions from net realized gains	(0.63)	(0.01)	(1.04)	(1.08)	–	–
Net asset value, end of period	$39.36	$39.71	$32.69	$33.39	$33.57	$29.64
Total return(iii)	1.45%	23.55%	2.91%	4.53%	15.78%	23.74%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$27,125	$22,487	$11,422	$8,752	$8,441	$2,306
Ratio of gross expenses to average
net assets	0.77%	0.90%	0.87%	0.91%	1.05%	1.36%
Ratio of expense reimbursements to
average net assets	(0.04)%	–	–	–	(0.10)%	(0.41)%
Ratio of net expenses to average net
assets	0.73%	0.90%	0.87%	0.91%	0.95%	0.95%
Ratio of net investment income to
average net assets	1.96%	1.75%	2.09%	1.99%	1.98%	2.18%
Portfolio turnover rate	6.34%	7.78%	5.36%	15.83%	21.20%	29.27%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 25 Fund	Class P
From 12/28/2017
(commencement
of operations) to
4/30/2018 (i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.01)
Net realized and unrealized gain on
investments	0.50
Total from investment operations	0.49
Net asset value, end of period	$10.49
Total return(iii)	4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$10,966
Ratio of gross expenses to average
net assets	3.33%
Ratio of expense reimbursements to
average net assets	(2.43)%
Ratio of net expenses to average net
assets	0.90%
Ratio of net investment loss to average
net assets	(0.20)%
Portfolio turnover rate	31.47%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the five months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger 35 Fund	Class P
From 3/29/2018
(commencement
of operations) to
4/30/2018 (i)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	–(iii)
Net realized and unrealized gain on
investments	0.11
Total from investment operations	0.11
Net asset value, end of period	$10.11
Total return(iv)	1.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$7,583
Ratio of gross expenses to average
net assets	1.84%
Ratio of expense reimbursements to
average net assets	(1.40)%
Ratio of net expenses to average net
assets	0.44%
Ratio of net investment loss to average
net assets	(0.23)%
Portfolio turnover rate	0.90%
See Notes to Financial Statements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the one month then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Amount was less than $0.005 per share.
(iv) Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:
The Alger Funds (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board Accounting
Standards Codification 946-Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in ten funds — Alger Capital Appreciation Fund, Alger International Growth Fund, Alger
Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger
Small Cap Focus Fund, Alger Health Sciences Fund, Alger Growth & Income Fund, Alger
25 Fund and Alger 35 Fund (collectively, the “Funds” or individually, each a “Fund”). Alger
Capital Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund,
Alger SMid Cap Focus Fund, Alger Small Cap Growth Fund, Alger Small Cap Focus Fund,
Alger Health Sciences Fund, Alger 25 Fund and Alger 35 Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.
Alger Growth & Income Fund also normally invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I, P, Y and Z.
Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class
A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I, P, Y and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense
(not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger 25 Fund launched on December 28, 2017, and Alger 35 Fund launched on March 29,
2018.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments (including escrow receivable) at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of Trustees (“Board”). Investments are valued on each day the New
York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00
p.m. Eastern Standard Time).
Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available (including escrow receivable)
are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level
1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional
Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for
Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from the values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment adviser. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous days price.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.
These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(g) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian (“Brown Brothers Harriman
& Company”) in an amount equal to at least 102 percent of the current market value of
U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Funds. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the
Funds. Collateral is returned to the borrower upon settlement of the loan.
(h) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends from net investment income, if available, annually except that Alger Growth & Income Fund declares and pays such dividends quarterly. With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(i) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2014-2017.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(j) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(k) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. Actual results may differ from those estimates. All such estimates are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Investment Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2018, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Capital
Appreciation
Fund(a)	0.810%	0.650%	0.600%	0.550%	0.450%	0.760%
Alger International
Growth Fund(b)	0.710	0.600	—	—	—	0.710
Alger Mid Cap
Growth Fund(b)	0.760	0.700	—	—	—	0.760
Alger SMid Cap
Focus Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Growth Fund(b)	0.810	0.750	—	—	—	0.810
Alger Small Cap
Focus Fund(c)	0.750	—	—	—	—	0.750

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Health
Sciences Fund(c),(d)	0.550%	—	—	—	—	0.640%
Alger Growth &
Income Fund(c),(d)	0.500	—	—	—	—	0.529
Alger 25 Fund(e)	0.300-0.800	—	—	—	—	0.800
Alger 35 Fund(e)	0.300-0.800	—	—	—	—	0.462

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $3 billion, Tier 3 rate is paid on assets between $3 billion and $4 billion, Tier 4 rate is paid on assets between $4 billion and $5 billion, and Tier 5 rate is paid on assets in excess of $5 billion.
(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c) Tier 1 is based on all assets.
(d) Prior to January 1, 2018, Alger Health Sciences Fund’s and Alger Growth & Income Fund’s Advisory Fee rates were 0.810% and 0.585%.
(e) The management fee paid to Alger Management consists of a base fee at an annual rate of 0.550% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.250% based upon the Fund’s performance relative to the S&P 500 Index, resulting in a minimum total fee of 0.300% and a maximum total fee of 0.800%.

Alger Management has established expense caps for several of the A, C, I, Y and Z share classes, effective through February 28, 2019, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expense and extraordinary expenses) exceed the rates, based on average daily net assets, listed in the table below. Alger Management has also established an expense cap for the Class P share class, currently expected to remain in place for the life of the applicable Funds, whereby it reimburses the share class so that expenses, other than advisory fees, never exceed the
0.10%, based on average daily net assets. The expense reimbursement arrangement does not include interest, taxes, brokerage, dividend expense and extraordinary expenses. Fees waved for the Alger 25 Fund and Alger 35 Fund were $79,838 and $9,582, respectively, for the period ended April 30, 2018.

							FEES WAIVED /
							REIMBURSED FOR
							THE SIX MONTHS
			CLASS				ENDED
	A	C	I	Y	Z		APRIL 30, 2018
Alger International Growth Fund	–	–	1.15%	–	0.89%		$11,769
Alger Mid Cap Growth Fund	–	–	–	–	1.05		–
Alger SMid Cap Focus Fund	–	–	–	0.87%	0.99	(a)	14,587
Alger Small Cap Growth Fund	–	–	–	–	0.99		7,585
Alger Small Cap Focus Fund	1.20%	1.95%	1.20	0.90	0.99	(b)	17,913
Alger Health Sciences Fund	–	–	–	–	0.75	(c)	12,927
Alger Growth & Income Fund	–	–	–	–	0.69	(d)	5,023

(a) Effective from January 1, 2018.
(b) Prior to January 1, 2018, the expense cap for the Alger Small Cap Focus Fund Class Z was 1.10%.
(c) Prior to January 1, 2018, the expense cap for the Alger Health Sciences Fund Class Z was 0.99%.
(d) Effective from January 1, 2018.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Management may, during the one-year term of the expense reimbursement contract, recoup any expenses waived or reimbursed for share classes A, C, I, Y and Z pursuant to the expense reimbursement contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment. For the six months ended April 30, 2018, the recoupments made by the Funds to the Manager for the Alger International Growth
Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund, Alger Small Cap Growth
Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund and Alger Growth &
Income Fund were $0, $0, $0, $0, $1,074, $0 and $0, respectively. As of April 30, 2018, the total repayments that may potentially be made by the Funds to the Manager for the Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund,
Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund,
Alger Growth & Income Fund, Alger 25 Fund and Alger 35 Fund were $36,938, $1,672,
$16,128, $24,138, $49,483, $28,729, $5,023, $78,992 and $5,943, respectively, which will expire February 28, 2019.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Plan of Distribution pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or
“Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares and shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund issuing such shares reimburse Alger Inc.
for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2018, such excess carried forward was $22,614,687, $16,746,916, $10,961,489 and $17,145,820
for Class B shares of Alger Capital Appreciation Fund, Alger International Growth Fund,
Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(d) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pays Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

activities and expenses incurred in distributing the Class C shares and shareholder servicing.
The fees paid may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of
Alger International Growth Fund, Alger SMid Cap Focus Fund and Alger Small Cap Focus
Fund each pays Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2018, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger
Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Fund	$4,502	$12,804
Alger International Growth Fund	703	1,929
Alger Mid Cap Growth Fund	727	2,450
Alger SMid Cap Focus Fund	777	2,574
Alger Small Cap Growth Fund	1,257	1,163
Alger Small Cap Focus Fund	1,254	8,101
Alger Health Sciences Fund	616	2,378
Alger Growth & Income Fund	1,598	1,199

(e) Brokerage Commissions: During the six months ended April 30, 2018, Alger Capital
Appreciation Fund, Alger International Growth Fund, Alger Mid Cap Growth Fund, Alger
Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund, Alger
Growth & Income Fund and Alger 25 Fund paid Alger Inc. commissions of $151,835,
$6,014, $23,022, $6,896, $49,539, $1,035, $2,699 and $85, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of DST Asset Manager Solutions, Inc., the transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of their respective average daily net assets of the Class I, Class P and Class
Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Board. For the six months ended

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

April 30, 2018, Alger Management charged back to Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Focus Fund,
Alger Small Cap Growth Fund, Alger Small Cap Focus Fund, Alger Health Sciences Fund
and Alger Growth & Income Fund, $612,341, $21,406, $33,788, $47,026, $17,779, $62,290,
$33,786 and $19,610, respectively, for these services, which are included in transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustees’ Fees: From November 1, 2017 through February 28, 2018, each Independent
Trustee received a fee of $27,250 for each board meeting attended, to a maximum of
$109,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The term “Alger Fund Complex” refers to the
Trust, The Alger Institutional Funds, The Alger Funds II, The Alger Portfolios and Alger
Global Growth Fund, each of which is a registered investment company managed by Alger
Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $26,000 per annum paid pro rata by each fund in the
Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of
$2,500 for each Audit Committee meeting attended to a maximum of $10,000 per annum, paid pro rata by each fund in the Alger Fund Complex.
Effective March 1, 2018, each Independent Trustee receives a fee of $28,000 for each board meeting attended, to a maximum of $112,000 per annum, paid pro rata by each fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The
Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata by each fund in the Alger Fund Complex.
Additionally, each member of the Audit Committee receives a fee of $2,750 for each Audit
Committee meeting attended to a maximum of $11,000 per annum, paid pro rata by each fund in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management. There were no interfund trades for the six months ended April 30, 2018.
(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes with the exception of the Alger International Growth Fund, which can only borrow for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.
If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of April 30, 2018.
During the six months ended April 30, 2018, Alger Capital Appreciation Fund, Alger
International Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund
incurred interfund loan interest expense of $2,282, $450, $1,739 and $523, respectively, and

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger SMid Cap Focus Fund, Alger Small Cap Focus Fund and Alger Growth & Income
Fund earned interfund loan interest income of $1,104, $5,351 and $159, respectively.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2018, Alger Management and its
affiliated entities owned the following shares:

			SHARE CLASS
	A	C	I	P	Y	Z
Alger Capital Appreciation Fund	66,396	—	—	—	—	26,004
Alger International Growth Fund	—	—	7,832	—	—	117,535
Alger Mid Cap Growth Fund	—	—	—	—	—	86,393
Alger SMid Cap Focus Fund	179,858	113,929	—	—	9,199	87,027
Alger Small Cap Growth Fund	63,260	—	—	—	—	85,979
Alger Small Cap Focus Fund	—	—	—	—	781	289,261
Alger Health Sciences Fund	—	—	—	—	—	4,858
Alger Growth & Income Fund	—	—	—	—	—	29,976
Alger 25 Fund	—	—	—	250,000	—	—
Alger 35 Fund	—	—	—	750,000	—	—

NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Trust, other than U.S.
Government securities, short-term securities, purchased options, forward foreign currency contracts and short sales, for the six months ended April 30, 2018:

	PURCHASES	SALES
Alger Capital Appreciation Fund	$894,045,232	$1,134,685,001
Alger International Growth Fund	230,573,554	250,039,112
Alger Mid Cap Growth Fund	78,293,610	88,448,677
Alger SMid Cap Focus Fund	66,352,339	42,328,192
Alger Small Cap Growth Fund	14,163,096	35,853,937
Alger Small Cap Focus Fund	358,417,041	188,972,929
Alger Health Sciences Fund	57,791,466	64,298,357
Alger Growth & Income Fund	7,402,283	9,281,567
Alger 25 Fund	13,427,669	2,824,960
Alger 35 Fund	7,200,104	65,002

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

The following table summarizes the Fund’s securities lending agreements by counterparty which are subject to rights of offset as of April 30, 2018.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund
			Fair Value
	Securities	Cash	on Non-
	Loaned at	Collateral	Cash Collateral	Net
Counterparty	Value	Received(a)	Received	Amount(b)
Barclays Capital, Inc.	$1,227,034	$1,227,034	—	—
Credit Suisse Securities LLC.	370,418	370,418	—	—
Total	$1,597,452	$1,597,452	—	—

(a) Collateral with a value of $1,633,938 has been received in connection with securities lending agreements and excess collateral received from the individual counterparty is not shown for financial reporting purposes.

(b) The market value of loaned securities is determined as of April 30, 2018. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlements of securities transactions.

The market value of any securities on loan, all of which are classified as equity securities in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value and collateral on securities loaned at value, respectively. As of April 30, 2018, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, Brown Brothers Harriman & Co (“BBH”), if any, is disclosed in the Schedule of
Investments.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the six months ended April 30, 2018, the Funds had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Fund	$254,281	1.92%
Alger International Growth Fund	235,625	3.42
Alger Mid Cap Growth Fund	9,922	3.30
Alger Small Cap Growth Fund	183,896	2.03
Alger Small Cap Focus Fund	2,899	3.61
Alger Health Sciences Fund	58,274	2.61

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed from its custodian and other funds during the six months ended April 30, 2018, for each Fund was as follows:

HIGHEST BORROWING
Alger Capital Appreciation Fund	$11,792,000
Alger International Growth Fund	2,418,842
Alger Mid Cap Growth Fund	351,481
Alger Small Cap Growth Fund	16,109,000
Alger Small Cap Focus Fund	524,802
Alger Health Sciences Fund	2,064,000

NOTE 6 — Share Capital:
The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into ten series. Each series is divided into separate classes.
The transactions of shares of beneficial interest were as follows:

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	4,008,452	$103,044,351	9,689,310	$217,629,905
Shares converted from Class B	41,694	1,070,384	108,980	2,430,953
Shares converted from Class C	169	4,225	1,302	26,374
Dividends reinvested	2,967,765	73,392,923	449,205	9,145,829
Shares redeemed	(11,754,404)	(302,833,904)	(19,738,816)	(440,937,281)
Net decrease	(4,736,324)	$(125,322,021)	(9,490,019)	$(211,704,220)
Class B:
Shares sold	15,050	$307,351	39,692	$724,548
Shares converted to Class A	(52,423)	(1,070,384)	(134,879)	(2,430,953)
Dividends reinvested	54,057	1,057,347	9,352	154,115
Shares redeemed	(122,645)	(2,494,403)	(224,368)	(4,083,171)
Net decrease	(105,961)	$(2,200,089))	(310,203)	$(5,635,461)
Class C:
Shares sold	764,982	$15,586,265	1,425,032	$25,783,457
Shares converted to Class A	(213)	(4,225)	(1,601)	(26,374)
Dividends reinvested	965,092	18,964,049	134,686	2,230,392
Shares redeemed	(1,698,165)	(34,905,688)	(6,206,033)	(112,499,500)
Net increase (decrease)	31,696	$(359,599)	(4,647,916)	$(84,512,025)
Class Z:
Shares sold	9,862,289	$260,897,876	13,672,585	$314,440,638
Dividends reinvested	2,392,478	60,649,333	274,934	5,707,638
Shares redeemed	(4,152,352)	(109,741,748)	(12,726,738)	(302,405,421)
Net increase	8,102,415	$211,805,461	1,220,781	$17,742,855

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger International Growth Fund
Class A:
Shares sold	271,848	$4,701,237	458,493	$7,127,236
Shares converted from Class B	201,353	3,455,327	56,458	870,429
Shares converted from Class C	107	1,854	—	—
Dividends reinvested	312,787	5,198,555	109,870	1,565,668
Shares redeemed	(442,953)	(7,717,273)	(1,193,619)	(18,250,512)
Net increase (decrease)	343,142	$5,639,700	(568,798)	$(8,687,179)
Class B:
Shares sold	14,439	$221,328	21,725	$293,078
Shares converted to Class A	(231,334)	(3,455,327)	(64,471)	(870,429)
Dividends reinvested	72,520	1,050,813	20,616	258,110
Shares redeemed	(138,167)	(2,086,589)	(324,659)	(4,341,975)
Net decrease	(282,542)	$(4,269,775)	(346,789)	$(4,661,216)
Class C:
Shares sold	24,364	$356,838	46,795	$621,993
Shares converted to Class A	(126)	(1,854)	—	—
Dividends reinvested	35,808	505,970	8,801	107,543
Shares redeemed	(214,865)	(3,163,284)	(466,550)	(6,156,743)
Net decrease	(154,819)	$(2,302,330)	(410,954)	$(5,427,207)
Class I:
Shares sold	30,334	$526,546	138,234	$2,107,070
Dividends reinvested	4,979	82,750	13,354	189,629
Shares redeemed	(11,474)	(197,324)	(1,028,135)	(15,612,153)
Net increase (decrease)	23,839	$411,972	(876,547)	$(13,315,454)
Class Z:
Shares sold	158,087	$2,793,632	571,173	$8,633,441
Dividends reinvested	41,526	695,982	17,752	254,748
Shares redeemed	(431,058)	(7,697,860)	(642,950)	(9,803,774)
Net decrease	(231,445)	$(4,208,246)	(54,025)	$(915,585)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Fund
Class A:
Shares sold	262,793	$3,688,613	1,046,017	$12,486,864
Shares converted from Class B	34,292	472,554	141,540	1,621,207
Shares converted from Class C	11	149	—	—
Dividends reinvested	72,091	976,828	—	—
Shares redeemed	(828,008)	(11,528,507)	(1,956,826)	(23,319,453)
Net decrease	(458,821)	$(6,390,363)	(769,269)	$(9,211,382)
Class B:
Shares sold	13,791	$160,816	41,627	$387,908
Shares converted to Class A	(42,918)	(472,554)	(175,722)	(1,621,207)
Dividends reinvested	16,756	181,470	—	—
Shares redeemed	(175,350)	(1,931,104)	(471,763)	(4,420,041)
Net decrease	(187,721)	$(2,061,372)	(605,858)	$(5,653,340)
Class C:
Shares sold	31,101	$348,383	97,401	$894,977
Shares converted to Class A	(14)	(149)	—	—
Dividends reinvested	12,612	135,071	—	—
Shares redeemed	(134,796)	(1,481,803)	(921,197)	(8,748,148)
Net decrease	(91,097)	$(998,498)	(823,796)	$(7,853,171)
Class Z:
Shares sold	193,082	$2,728,505	406,537	$4,945,974
Dividends reinvested	4,056	55,405	—	—
Shares redeemed	(98,942)	(1,395,314)	(158,616)	(1,864,530)
Net increase	98,196	$1,388,596	247,921	$3,081,444

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Focus Fund
Class A:
Shares sold	1,350,593	$16,722,913	1,946,494	$22,801,014
Shares converted from Class B	—	—	57,142	646,985
Dividends reinvested	764,419	8,905,266	808,239	8,163,213
Shares redeemed	(1,384,655)	(17,249,791)	(4,005,168)	(44,216,198)
Net increase (decrease)	730,357	$8,378,388	(1,193,293)	$(12,604,986)
Class B:
Shares converted to Class A	—	$—	(73,902)	$(646,985)
Shares redeemed	—	—	(125,390)	(1,102,917)
Net decrease	—	$—	(199,292)	$(1,749,902)
Class C:
Shares sold	751,812	$6,681,930	580,576	$5,154,524
Dividends reinvested	543,571	4,533,386	452,082	3,444,868
Shares redeemed	(397,615)	(3,569,391)	(1,622,577)	(13,643,964)
Net increase (decrease)	897,768	$7,645,925	(589,919)	$(5,044,572)
Class I:
Shares sold	473,795	$6,068,230	973,316	$11,605,106
Dividends reinvested	212,603	2,534,234	218,352	2,251,213
Shares redeemed	(373,975)	(4,725,940)	(2,422,205)	(27,617,319)
Net increase (decrease)	312,423	$3,876,524	(1,230,537)	$(13,761,000)
Class Y:
Shares sold	—	$—	8,150	$100,000
Dividends reinvested	1,049	12,572	—	—
Net increase	1,049	$12,572	8,150	$100,000
Class Z:
Shares sold	3,273,000	$42,795,480	3,379,068	$41,006,991
Dividends reinvested	460,898	5,646,000	263,184	2,771,328
Shares redeemed	(1,203,831)	(15,497,595)	(2,402,265)	(27,714,709)
Net increase	2,530,067	$32,943,885	1,239,987	$16,063,610

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	236,567	$2,042,986	501,894	$3,668,162
Shares converted from Class B	22,321	191,448	73,279	527,790
Dividends reinvested	133,463	1,115,746	223	636
Shares redeemed	(691,837)	(6,001,693)	(2,313,171)	(16,627,075)
Net decrease	(299,486)	$(2,651,513)	(1,737,775)	$(12,430,487)
Class B:
Shares sold	15,558	$102,706	27,255	$151,035
Shares converted to Class A	(29,340)	(191,448)	(95,463)	(527,790)
Dividends reinvested	12,833	81,492	168	829
Shares redeemed	(67,249)	(437,115)	(146,832)	(809,639)
Net decrease	(68,198)	$(444,365)	(214,872)	$(1,185,565)
Class C:
Shares sold	97,525	$625,495	137,045	$769,467
Dividends reinvested	20,445	125,943	—	—
Shares redeemed	(104,796)	(680,180)	(747,174)	(4,028,525)
Net increase (decrease)	13,174	$71,258	(610,129)	$(3,259,058)
Class Z:
Shares sold	107,493	$958,457	511,816	$3,761,847
Dividends reinvested	12,055	103,073	—	—
Shares redeemed	(2,137,468)	(18,850,922)	(784,477)	(5,538,340)
Net decrease	(2,017,920)	$(17,789,392)	(272,661)	$(1,776,493)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Focus Fund
Class A:
Shares sold	2,282,325	$36,228,994	4,529,977	$59,601,860
Dividends reinvested	45,051	669,009	—	—
Shares redeemed	(1,294,453)	(20,181,678)	(1,430,695)	(18,800,579)
Net increase	1,032,923	$16,716,325	3,099,282	$40,801,281
Class C:
Shares sold	1,476,652	$21,229,908	2,475,781	$29,320,652
Dividends reinvested	35,806	483,381	—	—
Shares redeemed	(413,536)	(5,872,781)	(470,854)	(5,702,905)
Net increase	1,098,922	$15,840,508	2,004,927	$23,617,747
Class I:
Shares sold	3,046,404	$49,600,970	6,099,183	$81,251,851
Dividends reinvested	62,000	943,634	—	—
Shares redeemed	(1,592,906)	(25,331,316)	(5,566,454)	(73,191,377)
Net increase	1,515,498	$25,213,288	532,729	$8,060,474
Class Y:
Shares sold	76,059	$1,263,380	225,179	$3,381,828
Dividends reinvested	7	112	—	—
Shares redeemed	(21,259)	(338,461)	(12,869)	(197,771)
Net increase	54,807	$925,031	212,310	$3,184,057
Class Z:
Shares sold	11,379,509	$186,528,285	19,563,666	$265,592,605
Dividends reinvested	184,034	2,830,444	—	—
Shares redeemed	(3,103,710)	(50,508,284)	(2,809,086)	(38,723,505)
Net increase	8,459,833	$138,850,445	16,754,580	$226,869,100

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	480,416	$12,283,165	1,200,761	$26,563,354
Shares converted from Class B	—	—	49,479	832,610
Dividends reinvested	95,005	2,320,960	—	—
Shares redeemed	(910,874)	(23,428,698)	(1,727,402)	(35,397,384)
Net decrease	(335,453)	$(8,824,573)	(477,162)	$(8,001,420)
Class B:
Shares converted to Class A	—	$—	(61,433)	$(832,610)
Shares redeemed	—	—	(89,753)	(1,217,246)
Net decrease	—	$—	(151,186)	$(2,049,856)
Class C:
Shares sold	46,361	$944,579	90,211	$1,606,440
Dividends reinvested	50,433	982,433	—	—
Shares redeemed	(226,681)	(4,670,875)	(726,978)	(12,209,739)
Net decrease	(129,887)	$(2,743,863)	(636,767)	$(10,603,299)
Class Z:
Shares sold	726,607	$18,669,011	1,459,814	$32,466,332
Dividends reinvested	34,432	839,806	—	—
Shares redeemed	(332,027)	(8,503,037)	(751,377)	(16,790,910)
Net increase	429,012	$11,005,780	708,437	$15,675,422

Alger Growth & Income Fund
Class A:
Shares sold	68,819	$2,804,623	279,518	$10,035,074
Shares converted from Class C	1,924	78,585	52	1,711
Dividends reinvested	34,681	1,409,884	23,781	868,228
Shares redeemed	(236,677)	(9,761,932)	(441,195)	(16,003,204)
Net decrease	(131,253)	$(5,468,840)	(137,844)	$(5,098,191)
Class C:
Shares sold	22,762	$918,861	93,748	$3,327,914
Shares converted to Class A	(1,949)	(78,585)	(53)	(1,711)
Dividends reinvested	9,590	384,686	3,778	134,841
Shares redeemed	(56,324)	(2,264,754)	(173,595)	(6,338,659)
Net decrease	(25,921)	$(1,039,792)	(76,122)	$(2,877,615)
Class Z:
Shares sold	196,070	$8,112,616	355,883	$13,070,499
Dividends reinvested	11,324	460,839	5,260	193,579
Shares redeemed	(84,499)	(3,409,074)	(144,335)	(5,248,733)
Net increase	122,895	$5,164,381	216,808	$8,015,345

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED		FOR THE YEAR ENDED
	APRIL 30, 2018		OCTOBER 31, 2017
	SHARES	AMOUNT	SHARES	AMOUNT
Alger 25 Fund
Class P:
Shares sold	1,045,635	$10,804,952	—	$—
Net increase	1,045,635	$10,804,952	—	$—

Alger 35 Fund
Class P:
Shares sold	750,000	$7,500,000	—	$—
Net increase	750,000	$7,500,000	—	$—

NOTE 7 — Income Tax Information:
At October 31, 2017, the Funds, for federal income tax purposes, had no capital loss carryforwards.

During the year ended October 31, 2017, Alger International Growth Fund and Alger Mid
Cap Growth Fund utilized $1,654,113 and $34,620,840 of their capital loss carryforwards, respectively.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:
The following is a summary of the inputs used as of April 30, 2018 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$465,408,693	$460,391,139	$5,017,554	—
Consumer Staples	22,765,796	22,765,796	—	—
Energy	35,576,399	35,576,399	—	—
Financials	180,840,420	180,840,420	—	—
Health Care	363,439,892	363,439,892	—	—
Industrials	230,742,116	230,742,116	—	—
Information Technology	1,235,920,028	1,233,584,811	1,453,846	$881,371
Materials	93,667,297	93,667,297	—	—
TOTAL COMMON STOCKS	$2,628,360,641	$2,621,007,870	$6,471,400	$881,371
MASTER LIMITED PARTNERSHIP
Financials	15,285,926	15,285,926	—	—
PREFERRED STOCKS
Health Care	2,055,844	—	—	2,055,844
Information Technology	4,062,807	—	—	4,062,807
TOTAL PREFERRED STOCKS	$6,118,651	—	—	$6,118,651
REAL ESTATE INVESTMENT TRUST
Real Estate	67,361,856	67,361,856	—	—
TOTAL INVESTMENTS IN
SECURITIES	$2,717,127,074	$2,703,655,652	$6,471,400	$7,000,022

Alger International Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$24,290,607	$5,548,460	$18,742,147	—
Consumer Staples	28,164,159	3,004,473	25,159,686	—
Energy	8,198,942	—	8,198,942	—
Financials	37,290,846	10,371,366	26,919,480	—
Health Care	20,892,013	6,255,861	14,636,152	—
Industrials	13,950,464	—	13,950,464	—
Information Technology	22,111,053	3,798,439	18,312,614	—
Materials	4,136,050	—	4,136,050	—
Real Estate	2,509,097	—	2,509,097	—
TOTAL COMMON STOCKS	$161,543,231	$28,978,599	$132,564,632	—
TOTAL INVESTMENTS IN
SECURITIES	$161,543,231	$28,978,599	$132,564,632	—
FINANCIAL DERIVATIVE INSTRUMENTS
Forward Foreign Currency
Contracts	$(2,081)	—	$(2,081)	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$26,892,634	$26,892,634	—	—
Consumer Staples	2,480,674	2,480,674	—	—
Energy	2,217,733	2,217,733	—	—
Financials	9,933,784	9,933,784	—	—
Health Care	37,628,313	37,628,313	—	—
Industrials	22,196,100	22,196,100	—	—
Information Technology	58,306,083	58,211,921	—	$94,162
Materials	8,093,670	8,093,670	—	—
TOTAL COMMON STOCKS	$167,748,991	$167,654,829	—	$94,162

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
PREFERRED STOCKS
Health Care	$658,830	—	—		$658,830
Information Technology	434,056	—	—		434,056
TOTAL PREFERRED STOCKS	$1,092,886	—	—		$1,092,886
REAL ESTATE INVESTMENT TRUST
Real Estate	3,779,811	$3,779,811	—		—
RIGHTS
Health Care	1,924,265	—	—		1,924,265
SPECIAL PURPOSE VEHICLE
Financials	385,947	—	—		385,947
TOTAL INVESTMENTS IN
SECURITIES	$174,931,900	$171,434,640	—		$3,497,260
Escrow Receivable	$688,776	—	$688,776	*	—

Alger SMid Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$37,482,559	$37,482,559	—		—
Energy	3,210,269	3,210,269	—		—
Financials	18,405,172	18,405,172	—		—
Health Care	40,806,848	40,806,848	—		—
Industrials	37,586,031	37,586,031	—		—
Information Technology	73,705,761	73,238,228	—		$467,533
Materials	1,120,837	1,120,837	—		—
Real Estate	12,303,410	12,303,410	—		—
TOTAL COMMON STOCKS	$224,620,887	$224,153,354	—		$467,533
PREFERRED STOCKS
Health Care	2,016,611	—	—		2,016,611
RIGHTS
Health Care	106,642	—	—		106,642
TOTAL INVESTMENTS IN
SECURITIES	$226,744,140	$224,153,354	—		$2,590,786

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$9,298,738	$9,298,738	—		—
Consumer Staples	1,487,858	1,487,858	—		—
Energy	1,855,283	1,855,283	—		—
Financials	4,039,670	4,039,670	—		—
Health Care	53,983,220	53,983,220	—		—
Industrials	7,259,149	7,259,149	—		—
Information Technology	45,621,069	45,621,069	—		—
Materials	2,422,806	2,422,806	—		—
TOTAL COMMON STOCKS	$125,967,793	$125,967,793	—		—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
PREFERRED STOCKS
Health Care	$152,064	—	—		$152,064
REAL ESTATE INVESTMENT TRUST
Real Estate	1,043,558	$1,043,558	—		—
RIGHTS
Health Care	597,537	—	—	**	597,537
SPECIAL PURPOSE VEHICLE
Financials	355,461	—	—		355,461
TOTAL INVESTMENTS IN
SECURITIES	$128,116,413	$127,011,351	—		$1,105,062
Escrow Receivable	$204,023	—	$204,023	*	—

Alger Small Cap Focus Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Consumer Discretionary	$39,236,075	$39,236,075	—		—
Financials	23,102,544	23,102,544	—		—
Health Care	404,823,036	404,823,036	—		—
Industrials	65,626,735	65,626,735	—		—
Information Technology	287,094,463	287,094,463	—		—
Materials	13,021,489	13,021,489	—		—
TOTAL COMMON STOCKS	$832,904,342	$832,904,342	—		—
RIGHTS
Health Care	38,824	—	—		$38,824
TOTAL INVESTMENTS IN
SECURITIES	$832,943,166	$832,904,342	—		$38,824
Escrow Receivable	$13,897	—	$13,897	*	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Health Care	$140,286,915	$135,979,766	$1,514,212		$2,792,937
PREFERRED STOCKS
Health Care	2,894,406	—	—		2,894,406
RIGHTS
Health Care	7,311,150	—	—	**	7,311,150
TOTAL INVESTMENTS IN
SECURITIES	$150,492,471	$135,979,766	$1,514,212		$12,998,493
Escrow Receivable	$2,284,401	—	$2,284,401	*	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$14,863,597	$14,863,597	—	—
Consumer Staples	9,766,157	9,766,157	—	—
Energy	6,286,539	6,286,539	—	—
Financials	16,490,677	16,490,677	—	—
Health Care	16,731,564	16,731,564	—	—
Industrials	11,008,105	11,008,105	—	—
Information Technology	26,116,338	26,116,338	—	—
Materials	2,072,790	2,072,790	—	—
Telecommunication Services	3,231,053	3,231,053	—	—
Utilities	746,153	746,153	—	—
TOTAL COMMON STOCKS	$107,312,973	$107,312,973	—	—
MASTER LIMITED PARTNERSHIP
Energy	509,538	509,538	—	—
Financials	1,646,231	1,646,231	—	—
TOTAL MASTER LIMITED
PARTNERSHIP	$2,155,769	$2,155,769	—	—
REAL ESTATE INVESTMENT TRUST
Financials	805,925	805,925	—	—
Real Estate	2,484,212	2,484,212	—	—
TOTAL REAL ESTATE
INVESTMENT TRUST	$3,290,137	$3,290,137	—	—
SHORT-TERM INVESTMENTS
Money Market Fund	1,633,938	1,633,938	—	—
TOTAL INVESTMENTS IN
SECURITIES	$114,392,817	$114,392,817	—	—

Alger 25 Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,298,543	$1,298,543	—	—
Financials	1,555,386	1,555,386	—	—
Health Care	519,371	519,371	—	—
Industrials	763,178	763,178	—	—
Information Technology	5,856,112	5,856,112	—	—
Materials	360,312	360,312	—	—
TOTAL COMMON STOCKS	$10,352,902	$10,352,902	—	—
REAL ESTATE INVESTMENT TRUST
Real Estate	417,003	417,003	—	—
TOTAL INVESTMENTS IN
SECURITIES	$10,769,905	$10,769,905	—	—

Alger 35 Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$1,157,302	$869,547	$287,755	—
Financials	665,059	665,059	—	—
Health Care	1,051,042	1,051,042	—	—
Industrials	529,494	529,494	—	—
Information Technology	3,544,310	3,403,950	140,360	—
TOTAL COMMON STOCKS	$6,947,207	$6,519,092	$428,115	—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger 35 Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
REAL ESTATE INVESTMENT TRUST
Real Estate	$272,853	$272,853	—	—
TOTAL INVESTMENTS IN
SECURITIES	$7,220,060	$6,791,945	$428,115	—

* Amounts held for indemnification claims of Sumitomo Dainippon Pharma Co., Ltd. following its acquisition of
Tolero Pharmaceuticals, Inc.

** Alger Small Cap Growth Fund’s and Alger Health Sciences Fund’s holdings of Neuralstem, Inc.’s rights are classified as a Level 2 investment and are fair valued at zero as of April 30, 2018.

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Common Stocks
Opening balance at November 1, 2017	$881,371	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(24,057)
Included in net change in unrealized appreciation (depreciation) on investments	24,057
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	881,371
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Capital Appreciation Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(388)
Included in net change in unrealized appreciation (depreciation) on investments	388
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Fund	Preferred Stocks
Opening balance at November 1, 2017	$8,466,654 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,562,011)
Included in net change in unrealized appreciation (depreciation) on investments	(785,992)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	6,118,651
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(2,348,003)

Alger Capital Appreciation Fund	Warrants
Opening balance at November 1, 2017	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(387,114)
Included in net change in unrealized appreciation (depreciation) on investments	387,114
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Fund	Common Stocks
Opening balance at November 1, 2017	$94,162
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	94,162
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Mid Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2017	$1,119,239
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(26,353)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	1,092,886
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(26,353)

Alger Mid Cap Growth Fund	Rights
Opening balance at November 1, 2017	$1,685,090
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	239,175
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	1,924,265
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$239,175

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Fund	Vehicle
Opening balance at November 1, 2017	$380,215
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	5,732
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	385,947
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$5,732

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Common Stocks
Opening balance at November 1, 2017	$467,533
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	467,533
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger SMid Cap Focus Fund	Preferred Stocks
Opening balance at November 1, 2017	$5,709,632
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(425,986)
Included in net change in unrealized appreciation (depreciation) on investments	(1,218,015)
Purchases and sales
Purchases	—
Sales	(2,049,020)
Closing balance at April 30, 2018	2,016,611
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(1,537,864)

Alger SMid Cap Focus Fund	Rights
Opening balance at November 1, 2017	$106,642
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	106,642
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Fund	Preferred Stocks
Opening balance at November 1, 2017	$158,147
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(6,083)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	152,064
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(6,083)

Alger Small Cap Growth Fund	Rights
Opening balance at November 1, 2017	$526,690
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	70,847
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	597,537
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$70,847

Special Purpose
Alger Small Cap Growth Fund	Vehicle
Opening balance at November 1, 2017	$350,182
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	5,279
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	355,461
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$5,279

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Focus Fund	Rights
Opening balance at November 1, 2017	$33,998
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	4,826
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	38,824
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$4,826

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Common Stocks
Opening balance at November 1, 2017	$2,912,703
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(119,766)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	2,792,937
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(119,766)

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Health Sciences Fund	Preferred Stocks
Opening balance at November 1, 2017	$3,233,148
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(338,742)
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	2,894,406
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$(338,742)

Alger Health Sciences Fund	Rights
Opening balance at November 1, 2017	$6,601,101
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	710,049
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	7,311,150
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$710,049

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Common Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(1,469)
Included in net change in unrealized appreciation (depreciation) on investments	1,469
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Growth & Income Fund	Corporate Bonds
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(14)
Included in net change in unrealized appreciation (depreciation) on investments	14
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

Alger Growth & Income Fund	Preferred Stocks
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(88,465)
Included in net change in unrealized appreciation (depreciation) on investments	88,465
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Growth & Income Fund	Warrants
Opening balance at November 1, 2017	$0	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(15,269)
Included in net change in unrealized appreciation (depreciation) on investments	15,269
Purchases and sales
Purchases	—
Sales	—
Closing balance at April 30, 2018	—
Net change in unrealized appreciation (depreciation) attributable to investments
still held at April 30, 2018	$—

*Includes securities that are fair valued at $0.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of April 30, 2018. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2018	Methodology	Input	Input/Range	Average Inputs
Alger Capital Appreciation Fund
Common Stocks	$881,371	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	6,118,651	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
			Market Quotation	N/A	N/A
Alger Mid Cap Growth Fund
Common Stocks	$94,162	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	434,056	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	658,830	Income	Discount Rate	41%-45%	N/A
		Approach
Special Purpose Vehicle	385,947	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	1,924,265	Income	Discount Rate	5.70%-27.40%	N/A
		Approach

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	April 30, 2018	Methodology	Input	Input/Range	Average Inputs
Alger SMid Cap Focus Fund
Common Stocks	$467,533	Market	Market Quotation	N/A*	N/A
		Approach
Preferred Stocks	1,322,189	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
Preferred Stocks	694,422	Income	Discount Rate	41%-45%	N/A
		Approach
Rights	106,642	Income	Discount Rate	2.05%	N/A
		Approach

Alger Small Cap Growth Fund
Preferred Stocks	$152,064	Income	Discount Rate	41%-45%	N/A
		Approach
Special Purpose Vehicle	355,461	Market	Revenue Multiple	2.9x-4.2x	N/A
		Approach
Rights	597,537	Income	Discount Rate	2.05%-27.40%	16.05%
		Approach

Alger Small Cap Focus Fund
Rights	$38,824	Income	Discount Rate	5.70%-27.40%	N/A
		Approach

Alger Health Sciences Fund
Common Stocks	$2,792,937	Market	Revenue Multiple	6.0x	N/A
		Approach
Preferred Stocks	2,692,098	Income	Discount Rate	41%-45%	N/A

Preferred Stocks	202,308	Market	Time to Exit	2 years	N/A
		Approach	Volatility	75.1%	N/A
Rights	6,443,950	Income	Discount Rate	2.05%-27.40%	16.41%
		Approach
Rights	867,200	Market	Revenue Multiple	6.0x	N/A
		Approach

* The Fund utilized a market approach to fair value this security. The significant unobservable input used in the valuation model was a market quotation available to the Fund at April 30, 2018.

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and
EBITDA multiples, decreases in discount rates, and increases in the probabilities of success results in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success results in lower fair value measurements.

As of April 30, 2018, there were no transfers of securities between Level 1 and Level 2.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2018, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Fund	$140,451,974	—	$140,451,974	—
Alger International Growth Fund	6,438,719		6,438,719
Foreign cash	36,335	$36,335	—	—
Alger Mid Cap Growth Fund	4,302,769	—	4,302,769	—
Alger SMid Cap Focus Fund	8,019,408	—	8,019,408	—
Alger Small Cap Growth Fund	2,314,474	—	2,314,474	—
Alger Small Cap Focus Fund	40,544,083	—	40,544,083	—
Alger Health Sciences Fund	1,657,635	—	1,657,635	—
Alger Growth & Income Fund	1,727,066	—	1,727,066	—
Collateral on securities loaned	1,633,938	—	1,633,938	—
Alger 25 Fund	474,528	—	474,528	—
Alger 35 Fund	340,430	—	340,430	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indexes. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2018, options were used in accordance with these objectives.

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

Forward Foreign Currency Contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations.
In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

	ASSET DERIVATIVES 2018		LIABILITY DERIVATIVES 2018
Alger International Growth Fund
Derivatives not accounted for	Balance Sheet		Balance Sheet
as hedging instruments	Location	Fair Value	Location	Fair Value
			Unrealized depreciation
Forward Foreign Currency Contracts	–	$–	on forward foreign	$(2,081)
			currency contracts
Total	–	$–		$(2,081)

For the six months ended April 30, 2018, the average notional amount of forward foreign currency contracts outstanding for Alger International Growth Fund was $880,899. The
effect of derivative instruments on the accompanying Statement of Operations for the six months ended April 30, 2018, is as follows:

NET CHANGE IN UNREALIZED DEPRECIATION ON DERIVATIVES
Alger International Growth Fund
Derivatives not accounted for as hedging instruments
Forward Foreign Currency Contracts	$(2,081)
Total	$(2,081)

The Fund’s Forward Foreign Currency Contracts were not subject to any right of offset with any Counterparty.

NOTE 10 — Principal Risks:
Alger Capital Appreciation Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested.
Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector,

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger International Growth Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.
Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.

Alger Mid Cap Growth Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested.
Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger SMid Cap Focus Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds.
Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment.

Alger Small Cap Growth Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested.
Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Small Cap Focus Fund - Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested.
Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The Fund may have a more concentrated portfolio than other funds, so it may be more vulnerable to changes in the market value of a single issuer and may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a fund that has a more diversified portfolio. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

than if the Fund had not borrowed. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Health Sciences Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds.
Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Since the Fund concentrates its investments in the health sciences sector, the value of the Fund’s shares may be more volatile than those that do not similarly concentrate their investments. Changes in applicable regulations could adversely affect companies in these industries, and the pace of product development and technological advancement in comparative companies may result in greater volatility of the price of securities of such companies. The Fund may have a significant portion of its assets invested in securities of healthcare companies, which may be significantly affected by intense competition, aggressive pricing, government regulation, technological innovations, product obsolescence, patent considerations, product compatibility and consumer preferences, and may be more volatile than the securities of other companies. A private placement is an offering of a company’s securities not registered with the SEC and not offered to the public. Less information may be available or disclosed about such companies than about publicly offered companies. The sale or transfer of privately placed securities may be limited or prohibited by contract or law and such investments are generally considered to be illiquid and may require holding such positions for longer periods. Active trading of portfolio securities may incur increased transaction costs and brokerage commissions, and potentially increase taxes that a shareholder may pay, which can lower the actual return on an investment. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions.

Alger Growth & Income Fund — Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested.
Stocks tend to be more volatile than other investments such as bonds. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Companies may cut or fail to declare dividends due to market downturns or other reasons. The Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector, which may make the Fund more vulnerable to unfavorable developments in that sector than a fund that has a more diversified portfolio. Many technology companies have limited operating histories and prices of these companies’ securities have historically been

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. Investing in companies of all capitalizations involve the risk that smaller issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity.

Alger 25 Fund - Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed.

Alger 35 Fund - Investing in the stock market involves gains and losses and may not be suitable for all investors. The value of an investment may move up or down, sometimes rapidly and unpredictably, and may be worth more or less than what you invested. Stocks tend to be more volatile than other investments such as bonds. Many technology companies have limited operating histories and prices of these companies’ securities have historically been more volatile than other securities due to increased competition, government regulation, and risk of obsolescence due to the progress of technological developments. The Fund is a non-diversified investment company. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a diversified portfolio. Under normal circumstances, the Fund invests in a limited number of holdings. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings. Growth stocks tend to be more volatile than other stocks as the prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

to market, political, and economic developments. Investing in companies of small and medium capitalizations involve the risk that such issuers may have limited product lines or financial resources, lack management depth, or have more limited liquidity. Foreign investing involves special risks including currency risk and risks related to political, social, or economic conditions. The cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value more quickly than if the Fund had not borrowed. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards, and securities of such issuers can be more volatile than those of more mature economies. Because the Manager is partially compensated according to the Fund’s performance relative to an index, the Manager may have an incentive to invest in riskier securities in order to receive the maximum performance adjustment to its management fee.

NOTE 11 — Affiliated Securities:
The issuers of the securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the issuer’s voting securities during all or part of the six months ended April 30, 2018. Purchase and sale transactions and dividend income earned during the period were as follows:

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Capital Appreciation Fund
Common Stocks
Choicestream, Inc.*	82,955	–	(82,955	)*	–	–	$(24,057)	$24,057	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	715,332	–	(715,332	)*	–	–	(572,038)	572,038	–
Choicestream, Inc. ,
Series B*	1,649,956	–	(1,649,956	)*	–	–	(989,973)	989,973	–
Warrants
Choicestream, Inc. ,
6/22/26*	387,502	–	(387,502	)*	–	–	(387,114)	387,114	–
Corporate Bonds
Choicestream, Inc. ,
11.00%, 8/5/18*	387,502	–	(387,502	)*	–	–	(388)	388	–
Total						–	$(1,973,570)	$1,973,570	–

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Mid Cap Growth Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	219,610	–	–	219,610	–	–	$(26,353)	$658,830
Total					–	–	$(26,353)	$658,830

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger SMid Cap Focus Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	231,474	–	–	231,474	–	–	$(27,777)	$694,422
Total					–	–	$(27,777)	$694,422

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Small Cap Growth Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	50,688	–	–	50,688	–	–	$(6,083)	$152,064
Total					–	–	$(6,083)	$152,064

							Net Increase
	Shares/			Shares/			(Decrease)
	Par at			Par at			in	Value at
	October 31,	Purchases/	Sales/	April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion	2018	Income	Gain (Loss)	App(Dep)	2018
Alger Health Sciences Fund
Preferred Stocks
Prosetta Biosciences,
Inc. , Series D	897,366	–	–	897,366	–	–	$(107,684)	$2,692,098
Total					–	–	$(107,684)	$2,692,098

THE ALGER FUNDS
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

								Net Increase
	Shares/				Shares/			(Decrease)
	Par at				Par at			in	Value at
	October 31,	Purchases/	Sales/		April 30,	Interest	Realized	Unrealized	April 30,
Security	2017	Conversion	Conversion		2018	Income	Gain (Loss)	App(Dep)	2018
Alger Growth & Income Fund
Common Stocks
Choicestream, Inc.*	5,064	–	(5,064	)*	–	–	$(1,469)	$1,469	–
Preferred Stocks
Choicestream, Inc. ,
Series A*	43,672	–	(43,672	)*	–	–	(34,924)	34,924	–
Choicestream, Inc. ,
Series B*	89,234	–	(89,234	)*	–	–	(53,541)	53,541	–
Warrants
Choicestream, Inc.,
6/22/26*	15,285	–	(15,285	)*	–	–	(15,269)	15,269	–
Corporate Bonds
Choicestream, Inc.,
11.00%, 8/5/18*	15,285	–	(15,285	)*	–	–	(14)	14	–
Total						–	$(105,217)	$105,217	–

* The company was dissolved on December 20, 2017.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to April 30,
2018 through the issuance date of the Financial Statements. Alger International Growth
Fund will change its name and investment strategy to Alger International Focus Fund effective August 30, 2018. Also, effective August 30, 2018, Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase. No other events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2017 and ending April 30, 2018.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,004.50	$6.01	1.21%
	Hypothetical(c)	1,000.00	1,018.79	6.06	1.21
Class B	Actual	1,000.00	1,007.40	9.81	1.97
	Hypothetical(c)	1,000.00	1,015.03	9.84	1.97
Class C	Actual	1,000.00	1,046.60	9.84	1.94
	Hypothetical(c)	1,000.00	1,015.17	9.69	1.94
Class Z	Actual	1,000.00	1,061.80	4.45	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87

Alger International Growth Fund
Class A	Actual	$1,000.00	$962.20	$6.18	1.27%
	Hypothetical(c)	1,000.00	1,018.50	6.36	1.27
Class B	Actual	1,000.00	963.30	9.69	1.99
	Hypothetical(c)	1,000.00	1,014.93	9.94	1.99
Class C	Actual	1,000.00	1,001.50	10.32	2.08
	Hypothetical(c)	1,000.00	1,014.48	10.39	2.08
Class I	Actual	1,000.00	1,016.00	5.70	1.14
	Hypothetical(c)	1,000.00	1,019.14	5.71	1.14
Class Z	Actual	1,000.00	1,017.30	4.40	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$981.40	$6.44	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class B	Actual	1,000.00	982.00	10.07	2.05
	Hypothetical(c)	1,000.00	1,014.63	10.24	2.05
Class C	Actual	1,000.00	1,022.40	10.73	2.14
	Hypothetical(c)	1,000.00	1,014.18	10.69	2.14
Class Z	Actual	1,000.00	1,037.30	5.25	1.04
	Hypothetical(c)	1,000.00	1,019.64	5.21	1.04

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger SMid Cap Focus Fund
Class A	Actual	$1,000.00	$1,026.80	$6.83	1.36%
	Hypothetical(c)	1,000.00	1,018.05	6.80	1.36
Class C	Actual	1,000.00	1,069.40	10.83	2.11
	Hypothetical(c)	1,000.00	1,014.33	10.54	2.11
Class I	Actual	1,000.00	1,082.40	7.07	1.37
	Hypothetical(c)	1,000.00	1,018.00	6.85	1.37
Class Y	Actual	1,000.00	1,085.70	4.50	0.87
	Hypothetical(c)	1,000.00	1,020.48	4.36	0.87
Class Z	Actual	1,000.00	1,084.40	5.17	1.00
	Hypothetical(c)	1,000.00	1,019.84	5.01	1.00

Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,014.30	$6.94	1.39%
	Hypothetical(c)	1,000.00	1,017.90	6.95	1.39
Class B	Actual	1,000.00	1,016.50	11.05	2.21
	Hypothetical(c)	1,000.00	1,013.84	11.03	2.21
Class C	Actual	1,000.00	1,058.70	11.23	2.20
	Hypothetical(c)	1,000.00	1,013.88	10.99	2.20
Class Z	Actual	1,000.00	1,071.80	5.09	0.99
	Hypothetical(c)	1,000.00	1,019.89	4.96	0.99

Alger Small Cap Focus Fund
Class A	Actual	$1,000.00	$1,062.30	$6.14	1.20%
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class C	Actual	1,000.00	1,107.10	10.19	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.74	1.95
Class I	Actual	1,000.00	1,121.10	6.31	1.20
	Hypothetical(c)	1,000.00	1,018.84	6.01	1.20
Class Y	Actual	1,000.00	1,123.10	4.63	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88
Class Z	Actual	1,000.00	1,123.10	4.63	0.88
	Hypothetical(c)	1,000.00	1,020.43	4.41	0.88

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$992.40	$6.03	1.22%
	Hypothetical(c)	1,000.00	1,018.74	6.11	1.22
Class C	Actual	1,000.00	1,033.20	9.98	1.98
	Hypothetical(c)	1,000.00	1,014.98	9.89	1.98
Class Z	Actual	1,000.00	1,048.90	4.17	0.82
	Hypothetical(c)	1,000.00	1,020.73	4.11	0.82

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
		Beginning	Ending	Paid During	For the
		Account	Account	the Six Months	Six Months
		Value	Value	Ended	Ended
		November 1, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger Growth & Income Fund
Class A	Actual	$1,000.00	$959.50	$5.15	1.06%
	Hypothetical(c)	1,000.00	1,019.54	5.31	1.06
Class C	Actual	1,000.00	999.00	9.02	1.82
	Hypothetical(c)	1,000.00	1,015.77	9.10	1.82
Class Z	Actual	1,000.00	1,014.50	3.65	0.73
	Hypothetical(c)	1,000.00	1,021.17	3.66	0.73

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.

Annualized
			Expenses	Expense Ratio
	Beginning	Ending	Paid During	For the
	Account	Account	the Period	Period
	Value	Value	Ended	Ended
	December 28, 2017	April 30, 2018	April 30, 2018(a)	April 30, 2018(b)
Alger 25 Fund
Class P Actual	$1,000.00	$1,049.00	$3.13	0.90%
Hypothetical(c)	1,000.00	1,013.93	3.08	0.90

Annualized
			Expenses	Expense Ratio
	Beginning	Ending	Paid During	For the
	Account	Account	the Period	Period
	Value	Value	Ended	Ended
	March 29, 2018	April 30, 2018	April 30, 2018(d)	April 30, 2018(b)
Alger 35 Fund
Class P Actual	$1,000.00	$1,011.00	$0.40	0.44%
Hypothetical(c)	1,000.00	1,004.12	0.40	0.44

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 124/365 (to reflect the period since inception).
(b) Annualized.
(c) 5% annual return before expenses.
(d) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 33/365 (to reflect the period since inception).

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy
U. S. Consumer Privacy Notice	Rev. 12/20/16
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us.
This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business.
In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’ everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’ everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguards and secured files and buildings.
How does Alger	We collect your personal information, for example,
collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Give us your contact information or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes
information about your credit worthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
They can be financial and nonfinancial companies.
• Our affiliates include Fred Alger Management, Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control. They can be financial and nonfinancial
companies.
Joint marketing	A formal agreement between nonaffiliated financial
companies that together market financial products or
services to you.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.
gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law.
From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Trust’s Chief Compliance Officer, President, Secretary
or Assistant Secretary.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Investment Manager may, upon request, make additional statistical information available regarding the Funds.
Such information will include, but not be limited to, relative weightings and characteristics of a Fund’s portfolio versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-
3863 to obtain such information.

At an in-person meeting held on December 12, 2017, the Trustees, including the Independent
Trustees, unanimously approved adoption of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”)
as the investment agreement for each of two newly-created series of the Trust: Alger 25
Fund and Alger 35 Fund (together, the “New Funds”). The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials provided in advance of the meeting by Alger Management and by counsel. They had also reviewed pertinent materials at their previous meeting on September 12, 2017, in the course of renewing the Agreement on behalf of the Trust and its existing series (the “Other Funds”; together with the New
Funds, “Funds”) for the year ending October 31, 2018. The materials considered at the
September meeting had, in addition to materials there provided by Alger Management and counsel, included a presentation and analysis of the Other Funds and Alger Management’s services by FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the Trust’s Chief Compliance Officer and having no other material relationship with the Trustees, Alger Management or its affiliates.

Nature, Extent and Quality of Services
In deciding whether to approve adoption of the Agreement on behalf of the New Funds, the Trustees considered certain factors, among which the nature, quality and extent of the services currently provided to the Trust by Alger Management, and those that could specifically be expected to be provided to the New Funds, played a major role. They noted that under the Agreement, Alger Management is responsible for managing the investment operations of the Funds. They considered the background and experience of
Alger Management's senior investment management personnel. They also considered the resources and practices of Alger Management in managing the portfolios of the Other
Funds, as well as Alger Management's overall investment management business. They noted
especially Alger Management's history of expertise in managing portfolios of "growth"

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

stocks, in which the New Funds would primarily invest, and that Alger Management’s investment management team includes several individuals with deep and successful backgrounds in international investing, in which both of the New Funds might be expected to engage to some extent. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds, including the New Funds, are considerable. They also considered the administrative, compliance, reporting and accounting services necessary for the conduct of the Trust’s affairs provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement
with Alger Management, the strengthened legal, control and compliance environment at
Alger Management and within the Trust and Alger Management’s ongoing implementation of a firm-wide cybersecurity facility, including software and hardware installations, security procedures and personnel training.

As to the New Funds in particular, both would be managed with a “focus” strategy, involving maintenance under normal circumstances of a relatively limited portfolio of securities. In this connection, the Trustees noted that three of the Other Funds already employed such a strategy and were being well-received in the marketplace. Also, both of the New Funds would, under normal circumstances, tend to focus on the technology and health care sectors and would therefore benefit from expertise in those areas, which the Trustees noted was well represented among Alger Management’s portfolio management and analyst personnel.
In addition, the proposed portfolio managers for the New Fund were well-known to the
Trustees and highly respected.

After review, the Trustees determined that the nature, extent and quality of the services that the New Funds could be expected to receive were highly satisfactory.

Investment Performance of the New Funds
Because the New Funds were newly formed and had not commenced operations, the
Trustees could not consider performance data for those Funds. However, they did consider information provided by Alger Management showing that the performance of the existing focused Other Funds of the Trust, investing respectively in large-cap, mid-cap and small-
cap stocks, had been outperforming for the year-to-date, one-year and two-year periods ending November 30, 2017, as measured by Morningstar. In light of that information and their familiarity with the achievements of the proposed portfolio managers for the New
Funds, the Trustees concluded that the prospects for the performance of the New Funds were promising.

New Fund Advisory Fees
The proposed advisory fees for the New Funds were identical; each was a “fulcrum” fee, under which the Fund would pay a base fee, which would increase to a specified cap to the extent that the Fund’s performance exceeded its benchmark by a specified percentage and fall to a specified floor below the base fee to the extent that the Fund’s performance fell toward or to its benchmark. The Trustees noted that the base fee was well within the range of set fees paid by the Other Funds, would, at its highest increase in the event of superior New Fund performance, not exceed the highest fees paid by Other Funds managed by Alger Management, and would decrease below the base fee in the case of inferior or

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

even mediocre performance. After review and discussion, the Trustees determined that the fee, including its built-in tie to the New Fund’s performance (thus providing an incentive to Alger Management), was acceptable. In that connection, the Trustees also noted that
Alger Management would enter into an irrevocable agreement with the Trust to reimburse ordinary expenses of each New Fund, other than the advisory fee, that exceeded a specified percentage of that Fund’s average daily net assets.

Profitability to Alger Management and its Affiliates; Economies of Scale
Among the factors normally considered by the Trustees in approving annual renewals of the
Agreement was the profitability of the Agreement to Alger Management and its affiliates.
However, because the New Funds had not commenced operations, the Trustees decided to consider that factor when the occasion for renewing the Agreement for the New Funds would arise. Similarly, the Trustees determined that considering whether economies of scale would be obtained as the New Funds grew and whether such economies, if any, would be shared with the New Funds’ shareholders would be premature and should await growth of the New Funds.

Other Benefits to Alger Management
The Trustees also normally consider whether Alger Management benefits from its relationship with the Trust in ways other than its receipt of advisory fees. At their
September meeting, in renewing the Agreement for the Other Funds, they had noted that
Alger Management maintains soft-dollar arrangements in connection with the Other Funds'
brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and their annual advisory agreement deliberations. The Trustees also noted at their September meeting that Alger Management receives fees from the Other
Funds under the Fund Administration Agreement and the Shareholder Administrative
Services Agreement, and that Alger Inc. provides a considerable portion of the Other
Funds' equity brokerage and receives shareholder servicing fees from the Other Funds as well. Expecting that such benefits would be likely also to accrue in connection with the New
Funds, the Trustees decided that they would consider information regarding such benefits in reviewing the profitability of the New Funds to Alger Management at their contract renewal meeting, after the New Funds had commenced operations. As to other benefits likely to be received, the Trustees again determined that none were likely to be so significant as to render Alger Management's proposed fees excessive.

Conclusions and Determinations
At the conclusion of these discussions, each of the Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to adoption of the Investment Advisory Agreement on behalf of the New Funds. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each New Fund:

• The Board concluded that the nature, extent and quality of the services to be provided to the New Fund by Alger Management are satisfactory and appropriate.
• The Board determined that the New Fund’s performance was likely to be acceptable.

THE ALGER FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

• The Board concluded that the advisory fee to be paid to Alger Management by the New Fund is acceptable.
• In light of the fact that the New Fund was newly formed, the Board determined to consider the profitability of the New Fund to Alger Management, and whether economies of scale would arise in the management of the New Fund and, if so whether they would be shared with New Fund shareholders, at a later date, when information as to these matters can be expected to be available.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each New Fund that adoption of the Investment
Advisory Agreement was in the best interests of the New Fund and its shareholders.

THE ALGER FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.
P.O. Box 8480
Boston, MA 02266

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

AFSAR

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.
(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the
Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the
Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-
2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b)
under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: June 26, 2018

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 26, 2018